UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02753
SBL FUND
(Exact name of registrant as specified in charter)
ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
(Address of principal executive offices) (Zip code)
RICHARD M. GOLDMAN, PRESIDENT
SBL FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001
(Name and address of agent for service)
Registrant’s telephone number, including area code: (785) 438-3000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.
DECEMBER 31, 2010 ANNUAL REPORT SBL FUND Rydex | SGI SBL Fund •Series A (Large Cap Core Series) (Formerly, Equity Series) •Series B (Large Cap Value Series) •Series C (Money Market Series) •Series D (Global Series) •Series E (U.S. Intermediate Bond Series) •Series J (Mid Cap Growth Series) •Series N (Managed Asset Allocation Series) •Series O (All Cap Value Series) •Series P (High Yield Series) •Series Q (Small Cap Value Series) •Series V (Mid Cap Value Series) •Series X (Small Cap Growth Series) •Series Y (Large Cap Concentrated Growth Series) (Formerly, Select 25 Series) •Series Z (Alpha Opportunity Series)

RYDEX|SGI SBL FUND
December 31, 2010
Annual Report

Information about your Series Expenses	1
Series A (Large Cap Core Series)	3
Series B (Large Cap Value Series)	11
Series C (Money Market Series)	18
Series D (Global Series)	24
Series E (U.S. Intermediate Bond Series)	32
Series J (Mid Cap Growth Series)	41
Series N (Managed Asset Allocation Series)	49
Series O (All Cap Value Series)	72
Series P(High Yield Series)	80
Series Q (Small Cap Value Series)	90
Series V (Mid Cap Value Series)	98
Series X (Small Cap Growth Series)	106
Series Y (Large Cap Concentrated Growth Series)	113
Series Z (Alpha Opportunity Series)	120
Notes to Financial Statements	130
Report of Independent Registered Public Accounting Firm	143
Directors and Officers	144
Other Information	148
Rydex | SGI Privacy Policies	149

INFORMATION ABOUT YOUR SERIES EXPENSES (Unaudited)
December 31, 2010
Calculating your ongoing Series expenses
As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 30, 2010 through December 31, 2010.
Actual Expenses
The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.
the RYDEX|SGI sbl fund annual report | 1

INFORMATION ABOUT YOUR SERIES EXPENSES (Unaudited) (concluded)
December 31, 2010

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[2,4]	Return	June 30, 2010	December 31, 2010	Period[3]

Table 1. Based on actual Series return[1]
Series A (Large Cap Core Series)	0.94%	25.15%	$1,000.00	$1,251.48	$5.33
Series B (Large Cap Value Series)	0.80%	23.99%	1,000.00	1,239.90	4.52
Series C (Money Market Series)	0.70%	(0.30%)	1,000.00	997.05	3.52
Series D (Global Series)	1.25%	26.23%	1,000.00	1,262.32	7.13
Series E (U.S. Intermediate Bond Series)	0.81%	1.49%	1,000.00	1,014.86	4.11
Series J (Mid Cap Growth Series)	0.91%	30.71%	1,000.00	1,307.09	5.29
Series N (Managed Asset Allocation Series)	1.54%	15.17%	1,000.00	1,151.71	8.35
Series O (All Cap Value Series)	0.82%	23.04%	1,000.00	1,230.43	4.61
Series P(High Yield Series)	0.95%	10.52%	1,000.00	1,105.24	5.04
Series Q (Small Cap Value Series)	1.13%	25.24%	1,000.00	1,252.42	6.42
Series V (Mid Cap Value Series)	0.90%	21.36%	1,000.00	1,213.61	5.02
Series X (Small Cap Growth Series)	1.08%	32.56%	1,000.00	1,325.61	6.33
Series Y (Large Cap Concentrated Growth Series)	0.97%	26.11%	1,000.00	1,261.09	5.53
Series Z (Alpha Opportunity Series)	2.41%	29.81%	1,000.00	1,298.10	13.96

Table 2. Based on hypothetical 5% return (before expenses)
Series A (Large Cap Core Series)	0.94%	5.00%	$1,000.00	$1,020.47	$4.79
Series B (Large Cap Value Series)	0.80%	5.00%	1,000.00	1,021.17	4.08
Series C (Money Market Series)	0.70%	5.00%	1,000.00	1,021.68	3.57
Series D (Global Series)	1.25%	5.00%	1,000.00	1,018.90	6.36
Series E (U.S. Intermediate Bond Series)	0.81%	5.00%	1,000.00	1,021.12	4.13
Series J (Mid Cap Growth Series)	0.91%	5.00%	1,000.00	1,020.62	4.63
Series N (Managed Asset Allocation Series)	1.54%	5.00%	1,000.00	1,017.44	7.83
Series O (All Cap Value Series)	0.82%	5.00%	1,000.00	1,021.07	4.18
Series P(High Yield Series)	0.95%	5.00%	1,000.00	1,020.42	4.84
Series Q (Small Cap Value Series)	1.13%	5.00%	1,000.00	1,019.51	5.75
Series V (Mid Cap Value Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series X (Small Cap Growth Series)	1.08%	5.00%	1,000.00	1,019.76	5.50
Series Y (Large Cap Concentrated Growth Series)	0.97%	5.00%	1,000.00	1,020.32	4.94
Series Z (Alpha Opportunity Series)	2.41%	5.00%	1,000.00	1,013.06	12.23

[1]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.
[2]	Annualized.
[3]	Expenses are equal to the Series annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[4]	This ratio represents annualized Total Expenses which includes dividends on short sales and prime broker interest expense. Excluding these expenses, the operating expense ratio would be 0.10% lower in Series Z (Alpha Opportunity Series).
2 | the RYDEX|SGI sbl fund annual report

MANAGERS’ COMMENTARY December 31, 2010	Rydex|SGI SBL Fund Series A (Large Cap Core Series) (Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series A (Large Cap Core Series) (formerly, Equity Series) returned 16.37%, outperforming the benchmark S&P 500® Index’s return of 15.06% and the Series’ peer group median return of 14.37%.
The Series’ strategy uses a blended approach, investing in growth and value stocks. Growth oriented stocks are securities of established companies that typically have a record of consistent earnings growth greater than the overall market. Value oriented stocks are securities of companies that are believed to be trading well below their intrinsic value.
Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.
This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.
Industrials and Information Technology Top Performers
The Series’ investments in the industrials sectors were the largest contributors to portfolio performance due to stock selection. Additional benefits were gained through a significant overweight position in the sector, 17% compared to 11% for the index (S&P 500® Index). Overall, holdings in the sector for the portfolio gained 32% versus 26% for the benchmark (S&P 500® Index). The portfolio held twelve positions in the sector with more than a 1% weight. Parker Hannifin Corp. and McDermott International, Inc. both surged more than 60%. Cummins, Inc. was up 50% while Cooper Industries PLC, Boeing Co., and Union Pacific Corp. all recorded more than 40% increases.
The portfolio’s information technology holdings were an equal weight to the index; however, the sector beat that of the index 16% to 11%. Tyco Electronics Ltd. increased 48% while EMC Corp. gained 31% during the calendar year. Other contributors to the Series were Oracle Corp., Motorola, Inc., and Xerox Corp.
Health Care, Consumer Discretionary, and Financials Disappoint
Holdings in the health care sector, a slight underweight position, lost 5% of their value while those in the index gained 3%, making it the poorest performing sector in the portfolio. Celgene Corp., McKesson Corp., and Teva Pharmaceutical Industries Ltd. all declined in double-digit territory.
Even though the Series’ holdings in the consumer discretionary sector gained 25%, it wasn’t able to keep pace with the 28% return for the benchmark. Royal Caribbean Cruises Ltd., a holding not in the index, lost 29%. Kohl’s Corp. was a negative contributor due to the time frame in which it was held in the portfolio, eventually giving up 16% of its value.
Holdings in the financials sector also hurt performance. Meaningful positions in Western Union Co. and JPMorgan Chase & Co. that didn’t perform as expected pulled down returns.
Outlook
Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. It is in times as these when our core philosophy and disciplined process becomes paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective. Our focus is on identifying companies with the ability to be substantially better over the next three to
the RYDEX|SGI sbl fund annual report | 3

MANAGERS’ COMMENTARY (concluded) December 31, 2010	Rydex|SGI SBL Fund Series A (Large Cap Core Series) (Unaudited)
five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.
We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for the confidence you place in us.
Sincerely,
Mark A. Mitchell, CFA, Portfolio Manager
Mark P. Bronzo, CFA, Portfolio Manager
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Standard & Poor’s 500® Index (S&P 500) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
4 | the RYDEX|SGI sbl fund annual report

PERFORMANCE SUMMARY December 31, 2010	Rydex|SGI SBL Fund Series A (Large Cap Core Series) (Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series A (Large Cap Core Series) on December 31, 2000 and reflects the fees and expenses of Series A. The S&P 500® Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 05/01/1979)

	1 Year	5 Year	10 Year

Series A	16.37%	0.31%	(0.67)%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.
The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Common Stocks
Information Technology	20.3%
Industrials	15.9%
Consumer Discretionary	13.9%
Energy	12.8%
Financials	10.6%
Health Care	7.6%
Consumer Staples	7.4%
Materials	5.1%
Utilities	2.1%
Telecommunication Services	0.7%
Exchange Traded Funds	0.7%
Repurchase Agreement	2.6%
Cash & Other Assets, Less Liabilities	0.3%

Total Net Assets	100.0%

the RYDEX|SGI sbl fund annual report | 5

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series A (Large Cap Core Series)

	Shares	Value

COMMON STOCKS† — 96.4%

Information Technology — 20.3%
Apple, Inc.*	19,200	$6,193,153
Google, Inc. — Class A*	10,090	5,993,157
EMC Corp.*	225,710	5,168,759
Xerox Corp.	430,050	4,954,176
Cognizant Technology Solutions Corp. — Class A*	59,900	4,390,071
Western Union Co.	223,600	4,152,253
Microsoft Corp.	139,150	3,885,068
Autodesk, Inc.*	100,900	3,854,380
Tyco Electronics Ltd.	93,400	3,306,360
Hewlett-Packard Co.	62,214	2,619,209
Computer Sciences Corp.	51,300	2,544,480
Synopsys, Inc.*	59,100	1,590,381
Visa, Inc. — Class A	14,700	1,034,586

Total Information Technology		49,686,033

Industrials — 15.9%
Parker Hannifin Corp.	60,700	5,238,409
CSX Corp.	74,100	4,787,601
Deere & Co.	55,200	4,584,360
Equifax, Inc.	123,700	4,403,720
3M Co.	47,750	4,120,825
Eaton Corp.	39,050	3,963,966
Precision Castparts Corp.	26,800	3,730,828
United Technologies Corp.	39,300	3,093,696
Babcock & Wilcox Co.*	77,750	1,989,623
FedEx Corp.	15,800	1,469,558
USG Corp.*	81,600	1,373,328

Total Industrials		38,755,914

Consumer Discretionary — 13.9%
Johnson Controls, Inc.	115,500	4,412,100
Macy’s, Inc.	163,000	4,123,900
Omnicom Group, Inc.	89,170	4,083,986
Marriott International, Inc. — Class A	94,600	3,929,684
Walt Disney Co.	103,500	3,882,285
Lowe’s Companies, Inc.	151,100	3,789,588
McDonald’s Corp.	44,450	3,411,982
Time Warner, Inc.	81,500	2,621,855
JC Penney Company, Inc.	76,600	2,474,946
Best Buy Company, Inc.	31,200	1,069,848

Total Consumer Discretionary		33,800,174

Energy — 12.8%
Halliburton Co.	161,900	6,610,377
Peabody Energy Corp.	74,950	4,795,301
Occidental Petroleum Corp.	45,350	4,448,835
Chevron Corp.	39,500	3,604,375
McDermott International, Inc.*	155,500	3,217,295
Williams Companies, Inc.	124,100	3,067,752
Chesapeake Energy Corp.	80,000	2,072,800
Exxon Mobil Corp.	27,200	1,988,864
ConocoPhillips	19,000	1,293,900

Total Energy		31,099,499

Financials — 10.6%
U.S. Bancorp	262,048	7,067,434
Goldman Sachs Group, Inc.	23,300	3,918,128
Wells Fargo & Co.	109,404	3,390,430
AON Corp.	72,800	3,349,528
Berkshire Hathaway, Inc. — Class A*	19	2,288,550
JPMorgan Chase & Co.	51,436	2,181,915
Bank of New York Mellon Corp.	69,400	2,095,880
BB&T Corp.	48,017	1,262,367
First Marblehead Corp.*	128,952	279,826

Total Financials		25,834,058

Health Care — 7.6%
Covidien plc	121,300	5,538,558
Warner Chilcott plc — Class A	163,800	3,695,328
Hospira, Inc.*	54,600	3,040,674
Aetna, Inc.	86,500	2,639,115
Forest Laboratories, Inc.*	41,400	1,323,972
Medco Health Solutions, Inc.*	18,400	1,127,368
Merck & Company, Inc.	21,658	780,554
Genzyme Corp.*	5,200	370,240

Total Health Care		18,515,809

Consumer Staples — 7.4%
Bunge Ltd.	73,700	4,828,824
PepsiCo, Inc.	50,360	3,290,019
Costco Wholesale Corp.	38,400	2,772,864
Wal-Mart Stores, Inc.	51,000	2,750,430
CVS Caremark Corp.	72,300	2,513,871
Altria Group, Inc.	40,400	994,648
Philip Morris International, Inc.	14,500	848,685

Total Consumer Staples		17,999,341

Materials — 5.1%
Dow Chemical Co.	195,895	6,687,855
Air Products & Chemicals, Inc.	46,640	4,241,908
Bemis Company, Inc.	49,800	1,626,468

Total Materials		12,556,231

Utilities — 2.1%
Edison International	107,600	4,153,360
NRG Energy, Inc.*	51,900	1,014,126

Total Utilities		5,167,486

Telecommunication Services — 0.7%
Windstream Corp.	122,400	1,706,256

Total Common Stocks
(Cost $208,250,347)		235,120,801

6 |the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series A (Large Cap Core Series)

	Shares	Value

EXCHANGE TRADED FUNDS† — 0.7%
iShares S&P 500 Value Index Fund	14,300	$852,137
iShares Russell 1000 Value Index Fund	13,100	849,797

Total Exchange Traded Funds
(Cost $1,674,706)		1,701,934

	Face
	Amount
REPURCHASE AGREEMENT ††,1 — 2.6%
UMB Financial Corp. issued 12/31/10 at 0.09% due 01/03/11	$6,349,000	6,349,000

Total Repurchase Agreement
(Cost $6,349,000)		6,349,000

Total Investments — 99.7%
(Cost $216,274,053)		$243,171,735

Cash & Other Assets, Less Liabilities — 0.3%		648,227

Total Net Assets — 100.0%		$243,819,962

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	Repurchase Agreement — See Note 7. plc — Public Limited Company

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 7

Rydex|SGI SBL Fund
Series A (Large Cap Core Series)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS:
Investments, at value*	$236,822,735
Repurchase agreement, at value**	6,349,000

Total investments	243,171,735
Cash	4,283
Receivables:
Fund shares sold	469,145
Securities sold	1,096,070
Dividends	394,948
Prepaid expenses	372

Total assets	245,136,553

Liabilities:
Payable for:
Fund shares redeemed	476,333
Securities purchased	558,514
Management fees	153,959
Administration fees	20,142
Transfer agent/maintenance fees	2,088
Custodian fees	224
Directors’ fees	765
Professional fees	56,294
Other	48,272

Total liabilities	1,316,591

Net Assets	$243,819,962

Net assets consist of:
Paid in capital	$273,551,934
Undistributed net investment income	1,927,935
Accumulated net realized loss on investments	(58,557,589)
Net unrealized appreciation on investments	26,897,682

Net assets	$243,819,962

Capital shares authorized	unlimited
Capital shares outstanding	10,490,130
Net asset value per share (net assets divided by shares outstanding)	$23.24

* Investments, at cost	$209,925,053
** Repurchase agreement, at cost	6,349,000

Total cost	$216,274,053
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax $404)	$3,913,142
Interest	2,632

Total investment income	3,915,774

Expenses:
Management fees	1,619,630
Administration fees	206,915
Transfer agent/maintenance fees	27,519
Custodian fees	8,496
Directors’ fees	12,916
Professional fees	74,813
Reports to shareholders	30,695
Other	6,855

Total expenses	1,987,839

Net investment income	1,927,935

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,209,757
Options written	103,934

Net realized gain	13,313,691

Net change in unrealized appreciation (depreciation) on:
Investments	15,198,690

Net change in unrealized appreciation (depreciation)	15,198,690

Net realized and unrealized gain	28,512,381

Net increase in net assets resulting from operations	$30,440,316

8 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series A (Large Cap Core Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,927,935	$1,140,095
Net realized gain (loss) on investments	13,313,691	(27,012,581)
Net change in unrealized appreciation (depreciation) on investments	15,198,690	69,815,569

Net increase in net assets resulting from operations	30,440,316	43,943,083

Capital share transactions:
Proceeds from sale of shares	23,255,839	17,506,604
Issuance of shares in connection with the acquisition of SBL Fund Series H (Note 12)	47,882,828	—
Cost of shares redeemed	(43,766,466)	(40,551,126)

Net increase (decrease) from capital share transactions	27,372,201	(23,044,522)

Net increase in net assets	57,812,517	20,898,561

Net Assets:
Beginning of year	186,007,445	165,108,884

End of year	$243,819,962	$186,007,445

Undistributed net investment income at end of year	$1,927,935	$1,140,095

Capital share activity:
Shares sold	1,122,748	1,102,467
Issuance of shares in connection with the acquisition of SBL Fund Series H (Note 12)	2,188,429	—
Shares redeemed	(2,135,059)	(2,524,592)

Net increase (decrease) in shares	1,176,118	(1,422,125)

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 9

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund
Series A (Large Cap Core Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$19.97	$15.38	$24.57	$25.83	$22.88

Income (loss) from investment operations:
Net investment income[a]	0.18	0.11	0.14	0.14	0.11
Net gain (loss) on investments (realized and unrealized)	3.09	4.48	(9.33)	(1.40)	2.84

Total from investment operations	3.27	4.59	(9.19)	(1.26)	2.95

Net asset value, end of period	$23.24	$19.97	$15.38	$24.57	$25.83

Total Return[b]	16.37%	29.84%	(37.40%)	(4.88%)	12.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$243,820	$186,007	$165,109	$328,995	$441,788

Ratios to average net assets:
Net investment income	0.89%	0.68%	0.66%	0.52%	0.33%
Total expenses	0.92%	0.92%	0.90%	0.89%	0.90%

Portfolio turnover rate	111%	78%	142%	14%	26%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

10 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
MANAGERS’ COMMENTARY	Series B (Large Cap Value Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series B (Large Cap Value Series) returned 16.17%, outperforming the benchmark Russell 1000® Value Index’s return of 15.51% and the Series’ peer group median return of 13.83%.
Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. For Series B, we apply this philosophy to a broad range of value names.
Industrials and Financials Top Performers
The Series’ top performing sectors led the portfolio through a combination of superior security selection and allocation to the sectors.
The portfolio had a near double-weighting to stocks in the industrials sector, which contained 19% of total assets. Overall, the sector was one of the best performing in the portfolio with gains of 29%. Holdings in McDermott International, Inc. and Parker Hannifin Corp. surged more than 60% while Union Pacific Corp. was up 47%.
In contrast, the financials sector of the portfolio benefited by being underweight the benchmark (Russell 1000® Value Index), 21% to 27%. Additionally, holdings in Berkshire Hathaway, Inc. (CI A) and Regions Financial Corp. contributed to outperformance. Other holdings in the sector that did well included AON Corp., Fifth Third Bancorp, and JPMorgan Chase & Co.
Consumer Discretionary and Energy Disappoint
Holdings in the consumer discretionary and energy sectors detracted from performance due to stock selection. Both sectors in the portfolio were relatively even weights with the index (Russell 1000® Value Index).
As a sector, holdings in consumer discretionary gained 15%, well below the 27% returns garnered by the benchmark. Three of the four holdings in the sector hurt performance, which included Lowe’s Cos., Time Warner, Inc., and Best Buy Co., Inc. While Lowe’s and Time Warner had positive gains for the period, it wasn’t enough to keep pace with the index.
Energy holdings could not keep up with the benchmark. The sector gained 20% for the portfolio, materially less than the 26% increase in the index even though most holdings added positive returns. Detracting from performance was Chesapeake Energy Corp., which gained just 1%, and ConocoPhillips.
Outlook
Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment.
We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.
Sincerely,
Mark A. Mitchell, CFA, Portfolio Manager
the RYDEX|SGI sbl fund annual report | 11

Rydex|SGI SBL Fund
MANAGERS’ COMMENTARY (concluded)	Series B (Large Cap Value Series)
December 31, 2010	(Unaudited)
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Russell 1000® Value Index — measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
12 | the RYDEX|SGI sbl fund annual report

Rydex | SGI SBL Fund
PERFORMANCE SUMMARY	Series B (Large Cap Value Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 2000 and reflects the fees and expenses of Series B. The Russell 1000® Value Index is an unmanaged index representing the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 05/01/1979)

	1 Year	5 Year	10 Year

Series B	16.17%	3.57%	3.02%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.
The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Common Stocks
Financials	15.6%
Energy	14.3%
Information Technology	13.3%
Industrials	11.7%
Health Care	10.0%
Consumer Staples	9.8%
Consumer Discretionary	9.0%
Utilities	4.5%
Materials	3.6%
Telecommunication Services	1.6%
Exchange Traded Funds	3.0%
Repurchase Agreement	3.8%
Liabilities, Less Cash & Other Assets	(0.2)%

Total Net Assets	100.0%

the RYDEX|SGI sbl fund annual report | 13

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series B (Large Cap Value Series)

	Shares	Value

COMMON STOCKS† — 93.4%
Financials — 15.6%
AON Corp.	190,600	$8,769,506
Wells Fargo & Co.	272,825	8,454,846
U.S. Bancorp	306,746	8,272,940

Berkshire Hathaway, Inc. — Class A*	50	6,022,500
JPMorgan Chase & Co.	135,369	5,742,353
Bank of New York Mellon Corp.	177,600	5,363,520
BB&T Corp.	123,463	3,245,842
First Marblehead Corp.*	317,112	688,133

Total Financials		46,559,640

Energy — 14.3%
Chevron Corp.	98,600	8,997,250
McDermott International, Inc.*	399,500	8,265,655
Williams Companies, Inc.	300,700	7,433,304
Halliburton Co.	130,100	5,311,983
Exxon Mobil Corp.	71,600	5,235,392
Chesapeake Energy Corp.	179,200	4,643,072
ConocoPhillips	41,200	2,805,720

Total Energy		42,692,376

Information Technology — 13.3%
Western Union Co.	584,300	10,850,451
Tyco Electronics Ltd.	238,850	8,455,290
Hewlett-Packard Co.	162,651	6,847,607
Computer Sciences Corp.	134,800	6,686,080
Synopsys, Inc.*	151,200	4,068,792
Visa, Inc. — Class A	38,800	2,730,744

Total Information Technology		39,638,964

Industrials — 11.7%
Equifax, Inc.	317,900	11,317,240
United Technologies Corp.	102,000	8,029,440
Babcock & Wilcox Co.*	199,750	5,111,603
FedEx Corp.	41,243	3,836,011
USG Corp.*	212,400	3,574,692
Parker Hannifin Corp.	35,400	3,055,020

Total Industrials		34,924,006

Health Care — 10.0%
Hospira, Inc.*	139,600	7,774,324
Aetna, Inc.	222,200	6,779,322
Covidien plc	126,850	5,791,971
Forest Laboratories, Inc.*	107,800	3,447,444
Medco Health Solutions, Inc.*	47,000	2,879,690
Merck & Company, Inc.	56,170	2,024,367
Genzyme Corp.*	13,800	982,560

Total Health Care		29,679,678

Consumer Staples — 9.8%
Costco Wholesale Corp.	100,200	7,235,442
Wal-Mart Stores, Inc.	132,200	7,129,546
CVS Caremark Corp.	186,200	6,474,174
Bunge Ltd.	54,400	3,564,288
Altria Group, Inc.	108,000	2,658,960
Philip Morris International, Inc.	38,200	2,235,846

Total Consumer Staples		29,298,256

Consumer Discretionary — 9.0%
Lowe’s Companies, Inc.	399,000	10,006,920
Time Warner, Inc.	237,533	7,641,437
JC Penney Company, Inc.	198,800	6,423,228
Best Buy Company, Inc.	82,300	2,822,067

Total Consumer Discretionary		26,893,652

Utilities — 4.5%
Edison International	282,400	10,900,640
NRG Energy, Inc.*	133,500	2,608,590

Total Utilities		13,509,230

Materials — 3.6%
Dow Chemical Co.	190,500	6,503,670
Bemis Company, Inc.	126,900	4,144,554

Total Materials		10,648,224

Telecommunication Services — 1.6%
Windstream Corp.	331,932	4,627,132

Total Common Stocks
(Cost $238,628,090)		278,471,158

EXCHANGE TRADED FUNDS† — 3.0%
iShares Russell 1000 Value
Index Fund	69,000	4,476,030
iShares S&P 500 Value Index Fund	75,100	4,475,209

Total Exchange Traded Funds
(Cost $7,556,429)		8,951,239

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 — 3.8%
UMB Financial Corp. issued 12/31/10 at 0.09% due 01/03/11	$11,472,000	11,472,000

Total Repurchase Agreement
(Cost $11,472,000)		11,472,000

Total Investments — 100.2%
(Cost $257,656,519)		$298,894,397

Liabilities, Less Cash & Other Assets, — (0.2)%		(713,599)

Total Net Assets — 100.0%		$298,180,798

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	Repurchase Agreement — See Note 7. plc — Public Limited Company

14 | the RYDEX | SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series B (Large Cap Value Series)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value*	$287,422,397
Repurchase agreement, at value**	11,472,000

Total investments	298,894,397
Cash	117
Receivables:
Fund shares sold	144,981
Securities sold	2,855,307
Dividends	423,076

Total assets	302,317,878

Liabilities:
Payable for:
Fund shares redeemed	360,840
Securities purchased	3,514,436
Management fees	162,807
Administration fees	23,840
Transfer agent/maintenance fees	2,089
Custodian fees	986
Directors’ fees	6,740
Professional fees	33,643
Other	31,699

Total liabilities	4,137,080

Net Assets	$298,180,798

Net Assets Consist Of:
Paid in capital	$321,170,232
Undistributed net investment income	2,285,314
Accumulated net realized loss on investments	(66,512,626)
Net unrealized appreciation on investments	41,237,878

Net assets	$298,180,798

Capital shares authorized	unlimited
Capital shares outstanding	11,562,623
Net asset value per share (net assets divided by shares outstanding)	$25.79

* Investments, at cost	$246,184,519
** Repurchase agreement, at cost	11,472,000

Total cost	$257,656,519
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividends	$4,534,483
Interest	8,791

Total investment income	4,543,274

Expenses:
Management fees	1,829,913
Administration fees	267,699
Transfer agent/maintenance fees	25,529
Custodian fees	10,860
Directors’ fees	26,335
Professional fees	40,432
Reports to shareholders	44,019
Other	13,173

Total expenses	2,257,960

Net investment income	2,285,314

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,624,270
Options written	265,781

Net realized gain	8,890,051

Net change in unrealized appreciation (depreciation) on:
Investments	31,140,335

Net change in unrealized appreciation (depreciation)	31,140,335

Net realized and unrealized gain	40,030,386

Net increase in net assets resulting from operations	$42,315,700

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 15

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series B (Large Cap Value Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,285,314	$2,616,829
Net realized gain (loss) on investments	8,890,051	(21,722,829)
Net change in unrealized appreciation (depreciation) on investments	31,140,335	77,753,258

Net increase in net assets resulting from operations	42,315,700	58,647,258

Capital Share Transactions:
Proceeds from sale of shares	48,004,215	40,712,808
Cost of shares redeemed	(72,612,503)	(69,858,540)

Net decrease from capital share transactions	(24,608,288)	(29,145,732)

Net increase in net assets	17,707,412	29,501,526

Net Assets:
Beginning of year	280,473,386	250,971,860

End of year	$298,180,798	$280,473,386

Undistributed net investment income at end of year	$2,285,314	$2,616,829

Capital Share Activity:
Shares sold	2,091,003	2,258,834
Shares redeemed	(3,163,955)	(3,921,822)

Net decrease in shares	(1,072,952)	(1,662,988)

16 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex | SGI SBL Fund
Series B (Large Cap Value Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$22.20	$17.55	$27.94	$26.40	$21.64

Income (loss) from investment operations:
Net investment income[a]	0.19	0.19	0.29	0.25	0.20
Net gain (loss) on investments (realized and unrealized)	3.40	4.46	(10.68)	1.29	4.56

Total from investment operations	3.59	4.65	(10.39)	1.54	4.76

Net asset value, end of period	$25.79	$22.20	$17.55	$27.94	$26.40

Total Return[b]	16.17%	26.50%	(37.19%)	5.83%	22.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$298,181	$280,473	$250,972	$479,972	$480,683

Ratios to average net assets:
Net investment income	0.81%	1.03%	1.21%	0.90%	0.80%
Total expenses	0.80%	0.81%	0.80%	0.79%	0.79%

Portfolio turnover rate	17%	16%	32%	29%	20%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 17

MANAGER’S COMMENTARY December 31, 2010	Rydex|SGI SBL Fund Series C (Money Market Series) (Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series C (Money Market Series) returned -0.44%, less than the benchmark I-Money Net Retail Tier 1® of 0.03% and the 0.14% performance of its peer group for the same period.
The Federal Reserve Board continues to hold rates near 0%, making it a challenge to maintain a positive yield. The Fed has signaled that it will continue to keep rates low in the near future.
Composition of Portfolio Assets
At December 31, 2010, the average weighted maturity of the holdings in the Series was 31 days.
The Series’ assets were concentrated in commercial paper and U.S. government sponsored agency bonds and notes. At year-end, approximately 9% of the Series consisted of U.S. Government/Agency obligations, 34% of Repurchase Agreements, and 57% in Commercial Paper.
Market Review
The Federal Reserve has repeatedly stated its intention to keep rates low for the foreseeable future, which will continue to be challenging for money market portfolios as there is very little yield available. Because of the historically low yields, returns in the Series turned negative after the application of management fees.
Newly instituted SEC regulations require at least 30% of portfolio assets to be invested in government issues or equivalent securities, such as repurchase agreements. Additionally, average weighted maturity is now limited to a maximum of 60 days. Both changes err on the side of safety but weigh on the yield of money market funds.
The Money Market Series focused on the high quality issuers and short duration periods due to the relatively flat yield curve over 60 day maturities, which provided no incentive to move out on the duration scale. We invested in asset-backed commercial paper of large, well-diversified programs that offer multiple layers of protection.
Outlook
Our philosophy in managing the Money Market Series is to take a conservative approach that doesn’t add risk to the portfolio by reaching for marginal gains in yield. With the yield environment likely to remain as is for the time being, we will continue to manage the Series conservatively with expectations of low returns. As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.
Thank you for your investment in the Money Market Series.
We appreciate the confidence that you have placed in us and continue to focus on achieving the Series’ investment goals.
Sincerely,
Steve McFeely, Portfolio Manager
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
I-Money Net Retail Tier 1® — measures the performance of the highest quality securities, such as repurchase agreements and commercial paper, in the retail money market.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
18 | the RYDEX|SGI sbl fund annual report

PERFORMANCE SUMMARY December 31, 2010	Rydex|SGI SBL Fund Series C (Money Market Series) (Unaudited)

Portfolio Composition by Sector
Fixed Income Investments
Tier 1 Investments	99.8%
Cash & Other Assets, Less Liabilities	0.2%

Total Net Assets	100.0%

AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 05/01/1979)

	1 Year	5 Year	10 Year

Series C	(0.44)%	2.06%	1.92%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
the RYDEX|SGI sbl fund annual report | 19

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series C (Money Market Series)

	Face
	Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† — 6.6%
Federal Home Loan Bank[1]
0.18% due 02/25/11	$5,000,000	$4,999,410
Fannie Mae[2]
0.39% due 01/18/11	2,000,000	1,999,958

Total Federal Agency Discount Notes
(Cost $6,998,257)		6,999,368

FEDERAL AGENCY NOTES†† — 1.9%
Federal Home Loan Bank[1]
0.19% due 01/14/11[3]	2,000,000	1,999,964

Total Federal Agency Notes
(Cost $2,000,000)		1,999,964

MORTGAGE BACKED SECURITIES†† — 0.3%
Small Business Administration Pools
#503303, 0.75%
due 01/25/11[3,4]	175,216	174,858
#503343, 0.88%
due 01/25/11[3,4]	85,146	85,146
#502353, 1.00%
due 01/25/11[3,4]	27,960	27,960

Total Mortgage Backed Securities
(Cost $288,367)		287,964

REPURCHASE AGREEMENT ††,5 — 34.1%
UMB Financial Corp.
issued 12/31/10 at 0.09%
due 01/03/11	36,250,000	36,250,000

Total Repurchase Agreement
(Cost $36,250,000)		36,250,000

COMMERCIAL PAPER†† — 56.9%
Danske Corp.
0.27% due 01/07/11	3,000,000	2,999,865
0.28% due 02/03/11	2,000,000	1,999,494
American Honda Finance Corp.
0.24% due 01/05/11	3,000,000	2,999,908
0.25% due 02/15/11	2,000,000	1,999,256
Sheffield Receivables Corp.
0.26% due 01/27/11	3,000,000	2,999,393
0.26% due 02/15/11	2,000,000	1,999,282
Societe Generale
0.30% due 02/04/11	2,000,000	1,999,433
0.32% due 02/11/11	2,000,000	1,999,337
0.31% due 02/01/11	1,000,000	999,765
Coca-Cola Co.
0.23% due 04/05/11	2,000,000	1,998,823
0.21% due 02/02/11	1,000,000	999,839
0.23% due 02/03/11	1,000,000	999,832
0.24% due 02/17/11	1,000,000	999,728
Archer Daniels Midland Co.
0.25% due 02/25/11	3,000,000	2,998,577
0.29% due 03/18/11	2,000,000	1,998,627
Barclays U.S. Funding LLC
0.23% due 03/23/11	3,000,000	2,997,984
0.23% due 03/11/11	2,000,000	1,998,884
UBS Finance (DE) LLC
0.22% due 01/18/11	4,000,000	3,999,585
0.28% due 01/12/11	300,000	299,974
General Re Corp.
0.20% due 01/06/11	4,000,000	3,999,889
Bank of America Corp.
0.24% due 02/04/11	4,000,000	3,999,093
Westpack Banking Corp.
0.30% due 05/10/11	4,000,000	3,995,614
ING U.S. Funding LLC
0.33% due 04/05/11	3,500,000	3,496,934
0.25% due 01/19/11	450,000	449,941
Prudential plc
0.32% due 02/22/11	3,000,000	2,998,670
0.40% due 01/31/11	250,000	249,944
Jupiter Securitization Corp.
0.26% due 01/07/11	2,000,000	1,999,887

Total Commercial Paper
(Cost $60,478,767)		60,477,558

Total Investments - 99.8%
(Cost $106,015,391)		$106,014,854

Cash & Other Assets,
Less Liabilities — 0.2%		176,113

Total Net Assets — 100.0%		$106,190,967

††	Value determined based on Level 2 inputs — See Note 8.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[3]	Variable rate security. Rate indicated is rate effective at December 31, 2010.

[4]	Maturity date indicated is next interest reset date.

[5]	Repurchase Agreement — See Note 7. plc — Public Limited Company

20 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund Series C (Money Market Series)
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets:
Investments, at value*	$69,764,854
Repurchase agreement, at value**	36,250,000

Total investments	106,014,854
Cash	55
Receivables:
Fund shares sold	321,644
Securities sold	2,318
Interest	662

Total assets	106,339,533

Liabilities:
Payable for:
Fund shares redeemed	47,282
Management fees	46,807
Administration fees	9,974
Transfer agent/maintenance fees	2,089
Custodian fees	875
Directors’ fees	5,884
Professional fees	13,723
Other	21,932

Total liabilities	148,566

Net Assets	$106,190,967

Net Assets Consist Of:
Paid in capital	$106,191,504
Net unrealized depreciation on investments	(537)

Net assets	$106,190,967

Capital shares authorized	unlimited
Capital shares outstanding	7,863,722
Net asset value per share (net assets divided by shares outstanding)	$13.50

* Investments, at cost	$69,765,391
** Repurchase agreement, at cost	36,250,000

Total cost	$106,015,391
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Interest	$315,488

Total investment income	315,488

Expenses:
Management fees	681,428
Administration fees	135,127
Transfer agent/maintenance fees	25,519
Custodian fees	11,006
Directors’ fees	16,106
Professional fees	24,130
Reports to shareholders	40,451
Other	8,900

Total expenses	942,667

Net investment loss	(627,179)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,198

Net realized gain	4,198

Net change in unrealized appreciation
(depreciation) on:
Investments	25,972

Net change in unrealized appreciation (depreciation)	25,972

Net realized and unrealized gain	30,170

Net decrease in net assets resulting from operations	$(597,009)

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 21

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series C (Money Market Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(627,179)	$(479,970)
Net realized gain on investments	4,198	—
Net change in unrealized appreciation (depreciation) on investments	25,972	(209,951)

Net decrease in net assets resulting from operations	(597,009)	(689,921)

Capital share transactions:
Proceeds from sale of shares	172,785,092	191,606,637
Cost of shares redeemed	(219,258,752)	(305,973,233)

Net decrease from capital share transactions	(46,473,660)	(114,366,596)

Net decrease in net assets	(47,070,669)	(115,056,517)

Net assets:
Beginning of year	153,261,636	268,318,153

End of year	$106,190,967	$153,261,636

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	12,760,898	14,085,993
Shares redeemed	(16,195,973)	(22,496,450)

Net decrease in shares	(3,435,075)	(8,410,457)

22 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund Series C (Money Market Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$13.56	$13.61	$13.33	$12.73	$12.19

Income (loss) from investment operations:
Net investment income (loss)[a]	(0.06)	(0.03)	0.26	0.60	0.45
Net gain (loss) on investments (realized and unrealized)	—[c]	(0.02)	0.02	—	0.09

Total from investment operations	(0.06)	(0.05)	0.28	0.60	0.54

Net asset value, end of period	$13.50	$13.56	$13.61	$13.33	$12.73

Total Return[b]	(0.44%)	(0.37%)	2.10%	4.71%	4.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,191	$153,262	$268,318	$168,661	$99,044

Ratios to average net assets:
Net investment income (loss)	(0.46%)	(0.23%)	1.94%	4.59%	4.43%
Total expenses	0.70%	0.67%	0.65%	0.66%	0.68%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

c	Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 23

MANAGERS’ COMMENTARY December 31, 2010	Rydex|SGI SBL Fund Series D (Global Series) (Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series D (Global Series) returned 15.69%, outperforming the benchmark, Morgan Stanley Capital International, Inc. (MSCI) World® Index return of 11.76% and the peer group median return of 12.24%.
The global team believes that excess return opportunities exist in global stock markets and that those opportunities are best identified and captured at the security level. Investing globally offers the greatest exposure to excess return opportunities while enhancing the ability to diversify risk. Successfully identifying and exploiting these opportunities requires thorough fundamental research. Superior stock selection continues to be the trademark for the team’s performance as selection effect accounts for nearly all the return of the portfolio.
The investment team employs a bottom-up approach to the global equity universe to identify and invest in the best opportunities around the world. The team melds sophisticated screening techniques, input from management meetings, and insights into global/regional trends to identify investment opportunities from around the world. Relative valuation and relative business momentum is a specific focus of the screening criteria. The team’s fundamental research is original and uses primary sources to substantiate forecasts and investment theses.
Financials, Information Technology, and Energy Top Performers
Holdings in the Global Series’ financials, information technology, and energy sectors contributed to portfolio performance through superior security selection.
While a slight underweight position, the financials sector outperformed the benchmark (MSCI World® Index) 17% to 5%. Lancashire Holdings Ltd. and Old Republic International Corp. each gained more than 40% over the period. Other material contributors were ICICI Bank Ltd. and ACE Ltd.
Performance for holdings in the information technology sector beat the index (MSCI World® Index) 29% to 13%. The most significant weightings were in Polycom, Inc., Apple, Inc., and Check Point Software Technologies Ltd. Polycom, Inc. and Apple gained 56% and 53%, respectively.
Energy sector holdings in the portfolio increased 32%, the best returns of any sector, compared to 14% gains for the index. Forest Oil Corp. surged 71% while CNOOC Ltd. was up 55%. Other top contributors included Oil Search Ltd., World Fuel Services Corp., and Occidental Petroleum Corp.
Industrials, Consumer Staples, and Materials Disappoint
The sectors that detracted from portfolio performance did so due to security selection as each sector was a relatively close weight to the benchmark.
Holdings in the industrials sector of the portfolio gained just 1% over the year against a 24% gain for the sector in the index. The largest culprit was Suntech Power Holdings Co. Ltd., which lost 52%. Other significant holdings that hurt portfolio performance were BAE Systems PLC, Prysmian S.p.A., and Allegiant Travel Co.
Performance in the consumer staples sector underperformed the index 15% to 26%. Four securities contributed negative returns to the portfolio. These included Corinthian Colleges, Inc. (-62%), Perfect World Co. Ltd. (-40%), ITT Educational Services, Inc. (-34%), and Shanda Interactive Entertainment Ltd. (-25%).
Returns in the materials sector was only half that of the index, 12% to 24%. Poor performers in the sector were Syngenta AG, Randgold Resources Ltd., and Rock-Tenn Co.
Outlook
The Series’ core strategy continues to focus on identifying companies with sustainable long-term earnings and cash flow, strong economic returns on invested capital, and healthy balance sheets. Our
24 | the RYDEX|SGI sbl fund annual report

Rydex|SGI SBL Fund
MANAGERS’ COMMENTARY (concluded)	Series D (Global Series)
December 31, 2010	(Unaudited)
approach remains to identify the best possible investments in all phases of the market and economic cycle. The day-in day-out work of our analysts is speaking with companies around the world, interviewing their customers, suppliers and regulators and generating excess risk-adjusted returns through superior stock selection.
We recognize there are many investment alternatives available today and thank you for your business and the confidence you place in us.
Sincerely,
Scott Klimo, CFA, Portfolio Manager
David Whittall, Portfolio Manager
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
MSCI World® Index — a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI sbl fund annual report | 25

Rydex|SGI SBL Fund
PERFORMANCE SUMMARY	Series D (Global Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 2000 and reflects the fees and expenses of Series D. The MSCI World® Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 04/19/1984)

	1 Year	5 Year	10 Year

Series D	15.69%	1.75%	3.65%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Common Stocks
Information Technology	20.0%
Consumer Discretionary	16.0%
Financials	14.9%
Health Care	12.2%
Energy	10.9%
Industrials	9.6%
Materials	6.8%
Telecommunication Services	4.2%
Consumer Staples	3.3%
Utilities	2.2%
Short Term Investments	2.2%
Liabilities, Less Cash & Other Assets	(2.3)%

Total Net Assets	100.0%

26 | the RYDEX|SGI sbl fund annual report

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series D (Global Series)

	Shares	Value

COMMON STOCKS† — 100.1%

Information Technology — 20.0%
Apple, Inc.*	35,795	$11,546,034
Mastercard, Inc. — Class A	44,078	9,878,321
Hitachi Ltd.	1,766,500	9,416,983
Wistron Corp.	3,678,573	7,495,446
Software AG	44,570	6,542,932
Xerox Corp.	520,600	5,997,312
LDK Solar Company Ltd. ADR*	131,900	1,334,828
CoreLogic, Inc.	63,200	1,170,464

Total Information Technology		53,382,320

Consumer Discretionary - 16.0%
Rent-A-Center, Inc. — Class A	284,200	9,173,976
Valeo S.A.	141,065	8,008,992
Time Warner Cable, Inc. — Class A	110,300	7,283,109
Kingfisher plc	1,427,585	5,879,536
Kabel Deutschland Holding AG*	112,783	5,258,784
Cie Financiere Richemont S.A.	45,614	2,685,474
Tractor Supply Co.	35,430	1,718,001
ProSiebenSat.1 Media AG	56,896	1,711,558
Volkswagen AG	11,712	1,658,267

Total Consumer Discretionary		43,377,697

Financials — 14.9%
Julius Baer Group Ltd.	160,809	7,539,536
JPMorgan Chase & Co.	172,530	7,318,723
BNP Paribas	107,947	6,871,257
Sony Financial Holdings, Inc.	1,475	5,965,374
RenaissanceRe Holdings Ltd.	33,000	2,101,770
PNC Financial Services Group, Inc.	33,200	2,015,904
Everest Re Group Ltd.	23,528	1,995,645
Reinsurance Group of America, Inc. — Class A	36,500	1,960,415
PartnerRe Ltd.	23,600	1,896,260
Validus Holdings Ltd.	54,000	1,652,940
Allied World Assurance Company Holdings Ltd.	22,800	1,355,232

Total Financials		40,673,056

Health Care — 12.2%
Express Scripts, Inc. — Class A*	199,265	10,770,273
Fresenius SE	58,150	4,981,176
Miraca Holdings, Inc.	54,000	2,173,961
Endo Pharmaceuticals Holdings, Inc.*	54,970	1,962,979
Smith & Nephew plc	180,253	1,901,616
Humana, Inc.*	34,700	1,899,478
Cephalon, Inc.*	30,300	1,870,116
CR Bard, Inc.	18,900	1,734,453
Impax Laboratories, Inc.*	80,000	1,608,800
AstraZeneca plc	35,058	1,597,497
Merck KGaA	16,775	1,342,314
Dainippon Sumitomo Pharma Company Ltd.	145,400	1,321,086

Total Health Care		33,163,749

Energy — 10.9%
CNOOC Ltd.	2,717,222	6,446,354
Forest Oil Corp.*	160,014	6,075,732
Royal Dutch Shell plc — Class A	176,611	5,889,788
Nexen, Inc.	243,700	5,569,727
Holly Corp.	51,900	2,115,963
World Fuel Services Corp.	45,200	1,634,432
Sunoco, Inc.	40,000	1,612,400

Total Energy		29,344,396

Industrials — 9.6%
Marubeni Corp.	917,000	6,446,377
Neptune Orient Lines Ltd.	3,240,753	5,507,360
Yangzijiang Shipbuilding Holdings Ltd.	2,698,000	4,017,134
Deutsche Lufthansa AG	106,262	2,323,571
Alaska Air Group, Inc.*	32,600	1,848,094
United Continental Holdings, Inc.*	72,100	1,717,422
Eva Airways Corp*	1,132,000	1,428,979
Navistar International Corp.*	22,597	1,308,592
US Airways Group, Inc.*	130,100	1,302,301

Total Industrials		25,899,830

Materials — 6.8%
Exxaro Resources Ltd.	267,124	5,490,047
Osisko Mining Corp.*,1	348,900	5,078,216
Mongolian Mining Corp.*	3,291,000	3,840,283
Gold Fields Ltd.	112,273	2,042,590
Newmont Mining Co.	29,200	1,793,756

Total Materials		18,244,892

Telecommunication Services — 4.2%
MetroPCS Communications, Inc.*	467,000	5,898,210
Vodafone Group plc	1,549,083	4,007,686
Advanced Info Service PCL	499,700	1,413,696

Total Telecommunication Services		11,319,592

Consumer Staples — 3.3%
Imperial Tobacco Group plc	127,318	3,917,324
Archer-Daniels-Midland Co.	54,700	1,645,376
Toyo Suisan Kaisha Ltd.	72,000	1,601,773
Empire Company Ltd. — Class A	26,644	1,490,846

Total Consumer Staples		8,655,319

Utilities — 2.2%
Kansai Electric Power Company, Inc.	81,400	2,008,318
Tohoku Electric Power Company, Inc.	89,541	1,995,312
NextEra Energy, Inc.	38,000	1,975,620

Total Utilities		5,979,250

Total Common Stocks
(Cost $228,967,575)		270,040,101

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 27

SCHEDULE OF INVESTMENTS (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series D (Global Series)

	Shares	Value

SHORT TERM INVESTMENT†† - 2.2%
State Street General Account
U.S. Government Fund	5,821,593	$5,821,593

Total Short Term Investment
(Cost $5,821,593)		5,821,593

Total Investments - 102.3%
(Cost $234,789,168)		$275,861,694

Liabilities Less Cash & Other Assets, — (2.3)%		(6,216,954)

Total Net Assets - 100.0%		$269,644,740
INVESTMENT CONCENTRATION
At December 31, 2010, the investment diversification of the Series was as follows:

	% of Net
Country	Assets	Value

United States	41.9%	$112,657,849
Japan	11.5	30,929,184
Germany	8.8	23,818,602
United Kingdom	6.4	17,303,659
France	5.5	14,880,249
Canada	4.5	12,138,789
Switzerland	4.3	11,580,242
Taiwan, Province of China	3.3	8,924,425
Bermuda	2.8	7,646,615
South Africa	2.8	7,532,637
Hong Kong	2.4	6,446,354
Netherlands	2.2	5,889,788
Singapore	2.0	5,507,360
China	2.0	5,351,962
Mongolia	1.4	3,840,283
Thailand	0.5	1,413,696

Total Investments	102.3%	$275,861,694

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	Security is a PFIC (Passive Foreign Investment Company). ADR — American Depositary Receipt plc — Public Limited Company

28 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series D (Global Series)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS:
Investments, at value*	$275,861,694
Cash denominated in a foreign currency, at value**	62,982
Receivables:
Fund shares sold	248,413
Securities sold	3,450,607
Dividends	37,048
Foreign taxes reclaim	102,283

Total assets	279,763,027

Liabilities:
Payable for:
Fund shares redeemed	142,131
Securities purchased	9,608,515
Management fees	226,755
Administration fees	34,379
Transfer agent/maintenance fees	2,089
Custodian fees	5,384
Directors’ fees	8,829
Professional fees	51,270
Other	38,935

Total liabilities	10,118,287

Net assets	$269,644,740

Net assets consist of:
Paid in capital	$277,865,141
Undistributed net investment income	382,985
Accumulated net realized loss on investments	(49,635,959)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	41,032,573

Net assets	$269,644,740

Capital shares authorized	unlimited
Capital shares outstanding	26,306,027
Net asset value per share (net assets divided by shares outstanding)	$10.25

* Investments, at cost	$234,789,168
**Cash denominated in a foreign currency, at cost	61,928
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax $515,389)	$4,462,952
Interest	79

Total investment income	4,463,031

Expenses:
Management fees	2,556,930
Administration fees	386,862
Transfer agent/maintenance fees	25,519
Custodian fees	81,270
Directors’ fees	26,851
Professional fees	75,601
Reports to shareholders	35,030
Interest	12,970
Other	12,114

Total expenses	3,213,147

Net investment income	1,249,884

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	24,645,985
Foreign currency transactions	(866,899)

Net realized gain	23,779,086

Net change in unrealized appreciation (depreciation) on:
Investments	12,096,840
Translation of assets and liabilities in foreign currencies	(28,158)

Net change in unrealized appreciation (depreciation)	12,068,682

Net realized and unrealized gain	35,847,768

Net increase in net assets resulting from operations	$37,097,652

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 29

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series D (Global Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,249,884	$2,881,655
Net realized gain on investments and foreign currency transactions	23,779,086	63,091
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,068,682	42,166,178

Net increase in net assets resulting from operations	37,097,652	45,110,924

Capital Share Transactions:
Proceeds from sale of shares	32,674,755	26,124,600
Cost of shares redeemed	(70,209,110)	(77,119,578)

Net decrease from capital share transactions	(37,534,355)	(50,994,978)

Net decrease in net assets	(436,703)	(5,884,054)

Net assets:
Beginning of year	270,081,443	275,965,497

End of year	$269,644,740	$270,081,443

Undistributed net investment income at end of year	$382,985	$1,919,749

Capital share activity:
Shares sold	3,626,239	3,505,475
Shares redeemed	(7,794,783)	(10,300,582)

Net decrease in shares	(4,168,544)	(6,795,107)

30 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund Series D (Global Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008[a]	2007[b]	2006

Per Share Data
Net asset value, beginning of period	$8.86	$7.40	$12.01	$11.03	$9.40

Income (loss) from investment operations:
Net investment income[c]	0.04	0.09	0.11	0.08	0.03
Net gain (loss) on investments and foreign currency (realized and unrealized)	1.35	1.37	(4.72)	0.90	1.60

Total from investment operations	1.39	1.46	(4.61)	0.98	1.63

Net asset value, end of period	$10.25	$8.86	$7.40	$12.01	$11.03

Total Return[d]	15.69%	19.73%	(38.38%)	8.88%	17.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$269,645	$270,081	$275,965	$550,177	$571,006

Ratios to average net assets:
Net investment income	0.49%	1.12%	1.09%	0.67%	0.32%
Total expenses[e]	1.26%	1.27%	1.26%	1.26%	1.24%
Net expenses[f]	1.26%	1.27%	1.25%	1.26%	1.24%

Portfolio turnover rate	283%	317%	302%	115%	23%

[a]	SGI became the sub-advisor of Series D effective May 1, 2008. Prior to May 1, 2008, Oppenheimer sub-advised 50% of Series D and SGI sub-advised the remaining 50%.

[b]	Security Global Investors, LLC (SGI) became sub-advisor of 50% of Series D effective August 1, 2007. Oppenheimer sub-advised the remaining 50%. Prior to August 1, 2007, Oppenheimer sub-advised the Series.

[c]	Net investment income per share was computed using average shares outstanding throughout the period.

[d]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

[e]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, as applicable.

[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 31

Rydex|SGL SBL Fund
MANAGER’S COMMENTARY	Series E (U.S. Intermediate Bond Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series E (U.S. Intermediate Bond Series) earned a return of 6.05%1, outperforming the benchmark Barclays Capital U.S. Intermediate Government/Credit Bond® Index return of 5.89%.
The U.S. Intermediate Bond Series will primarily invest in a diversified portfolio of investment grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.
Composition of Portfolio Assets
At the end of the year, the fund held 57% in corporate issues, 32% in U.S. Government securities. Other securities, such as asset-backed securities, preferred stock, and cash constituted 5% of the portfolio.
U.S. Intermediate Bond Market Review
Considering the staggering job losses in 2008 and 2009, the labor picture brightened in 2010 although much of the hiring that was done was due to the government’s hiring of census workers rather than in the private sector. Additionally, more Americans left the work force, and therefore, were not included in the pool of available labor. These factors underscore the fragility of the recovery. Investors in all asset classes continue to be concerned regarding the federal debt, deficit, and budget. As the U.S. economy improves and the federal government continues to need to raise large levels of debt, interest rates should climb. Toward the end of the year, the economic backdrop is a low-inflation, below-potential-growth environment, with a Federal Reserve that is willing to support the markets.
Outlook
There is a necessity for the federal government to continue issuing debt as a means of funding various social and monetary programs; however, there is not yet a credible deficit reduction plan in place. Rising corporate profits are serving to improved cash flow and make the corporate sector more attractive to us than other sectors. A slowly improving economy will lead to better corporate profitability. High government debt burdens and excessive deficits are viewed negatively by the bond markets. Increasing emphasis will be placed on addressing budgetary imbalances and reducing deficits, which will be positive for U.S. Treasury notes and bonds.
The Federal Reserve is committed to maintaining low interest rates for an extended period of time. In such an environment, investors may be forced to add corporate bonds and extend maturities as a way of providing additional incremental income for a portfolio. The Tax Relief Job Creation Act of 2010 should help the economy in 2011. An extension of previous tax cuts and a reduction in payroll taxes, among other items, should help buoy consumer spending and economic growth.
Thank you for your investment in the U.S. Intermediate Bond Series.
We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.
Sincerely,
Daniel W. Portanova, Portfolio Manager
32 | the RYDEX|SGL sbl fund annual report

Rydex|SGI SBL Fund
MANAGER’S COMMENTARY (concluded)	Series E (U.S. Intermediate Bond Series)
December 31, 2010	(Unaudited)

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Barclays Capital U.S. Intermediate Government/Credit Bond® Index
— The index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI sbl fund annual report | 33

Rydex|SGI SBL Fund
PERFORMANCE SUMMARY	Series E (U.S. Intermediate Bond Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series E (U.S. Intermediate Bond Series) on December 31, 2000 and reflects the fees and expenses of Series E. The Barclays Capital U.S. Intermediate Government/Credit Bond® Index is an unmanaged Index that tracks U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturing of greater than or equal to 1 year and less than 10 years.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 04/26/1985)

	1 Year	5 Year	10 Year

Series E	6.05%	2.33%	3.67%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Fixed Income Investments
AAA	39.4%
BBB+	12.8%
A	11.8%
AA-	5.8%
BBB	5.3%
AA	3.8%
BBB-	3.7%
AA+	3.2%
A+	3.0%
Other	4.9%
Repurchase Agreement	3.3%
Preferred Stocks	1.8%
Cash & Other Assets, Less Liabilities	1.2%

Total Net Assets	100.0%

34 | the RYDEX|SGI sbl fund annual report

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series E (U.S. Intermediate Bond Series)

	Shares	Value

PREFERRED STOCKS — 1.8%
JPMorgan Chase Capital XXIX 6.70% due 04/02/40††	80,000	$2,043,199
Woodbourne Capital Trust III*,†††,1,2,3,4,5,6	300,000	58,398
Woodbourne Capital Trust IV*,†††,1,2,3,4,5,6	300,000	58,398
Woodbourne Capital Trust I*,†††,1,2,3,4,5,6	300,000	58,398
Woodbourne Capital Trust II*,†††,1,2,3,4,5,6	300,000	58,398

Total Preferred Stocks
(Cost $3,205,796)		2,276,791

	Face
	Amount

CORPORATE BONDS†† — 56.2%
Financials - 16.7%
JPMorgan Chase & Co.
4.65% due 06/01/14	$2,000,000	2,134,777
6.30% due 04/23/19	1,000,000	1,138,255
Raymond James Financial, Inc.
8.60% due 08/15/19	2,000,000	2,370,260
Citigroup, Inc.
8.50% due 05/22/19	1,000,000	1,241,435
6.38% due 08/12/14	500,000	552,604
4.75% due 05/19/15	500,000	523,549
General Electric Capital Corp.
6.00% due 06/15/12	2,000,000	2,138,017
Wells Fargo & Co.
4.38% due 01/31/13	2,000,000	2,116,501
American Express Bank FSB
3.15% due 12/09/11	2,000,000	2,050,850
Berkshire Hathaway Finance
Corp. 4.75% due 05/15/12	1,800,000	1,895,395
Standard Chartered plc
6.41%[3,4,5,6]	1,750,000	1,631,726
RenaissanceRe Holdings Ltd.
5.88% due 02/15/13	1,000,000	1,058,457
Residential Capital LLC
8.50% due 06/01/12	650,000	656,500
Ford Motor Credit Company
LLC 7.00% due 04/15/15	500,000	537,306
New York Life Global Funding
3.00% due 05/04/155,6	500,000	510,379
Hartford Financial Services
Group, Inc.
4.00% due 03/30/15	500,000	501,358

		21,057,369

Consumer Discretionary — 10.3%
Omnicom Group, Inc.
6.25% due 07/15/19	$4,500,000	$4,995,243
Rensselaer Polytechnic Institute
5.60% due 09/01/20	3,000,000	3,094,559
Starbucks Corp.
6.25% due 08/15/17	2,000,000	2,235,658
Johns Hopkins University
5.25% due 07/01/19	1,500,000	1,645,140
Novartis Securities Investment
Ltd. 5.13% due 02/10/19	1,000,000	1,106,034

		13,076,634

Industrials — 7.9%
DIRECTV Holdings LLC
3.55% due 03/15/15	4,000,000	4,063,692
Wyeth 5.50% due 03/15/13	2,000,000	2,186,753
Devon Financing Corporation
ULC 6.88% due 09/30/11	1,600,000	1,671,533
ITT Corp.
4.90% due 05/01/14	1,500,000	1,610,342
GlaxoSmithKline Capital, Inc.
4.85% due 05/15/13	500,000	542,899

		10,075,219

Materials — 5.8%
Praxair, Inc.
4.63% due 03/30/15	1,500,000	1,632,597
5.20% due 03/15/17	1,000,000	1,101,835
4.38% due 03/31/14	1,000,000	1,068,319
Sherwin-Williams Co.
3.13% due 12/15/14	2,500,000	2,572,318
Airgas, Inc.
4.50% due 09/15/14	1,000,000	1,047,413

		7,422,482

Utilities — 4.3%
American Water Capital Corp.
6.09% due 10/15/17	3,000,000	3,365,378
Oncor Electric Delivery
Company LLC
6.38% due 01/15/15	600,000	680,401
Duke Energy Ohio, Inc.
5.70% due 09/15/12	600,000	646,007
Arizona Public Service Co.
6.38% due 10/15/11	600,000	624,826
Express Pipeline, LP
6.47% due 12/31/13[5,6]	76,000	76,558
East Coast Power LLC
7.07% due 03/31/12	55,579	56,876

		5,450,046

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 35

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series E (U.S. Intermediate Bond Series)

	Face
	Amount	Value

Consumer Staples – 3.6%
General Mills, Inc.
5.70% due 02/15/17	$1,200,000	$1,349,573
5.25% due 08/15/13	1,000,000	1,099,163
Brown-Forman Corp.
5.00% due 02/01/14	2,000,000	2,176,744

		4,625,480

Health Care – 2.8%
AstraZeneca plc
5.90% due 09/15/17	1,750,000	2,026,554
Merck & Company, Inc.
2.25% due 01/15/16	1,000,000	987,429
Medtronic, Inc.
3.00% due 03/15/15	500,000	513,093

		3,527,076

Information Technology – 2.5%
Amphenol Corp.
4.75% due 11/15/14	2,000,000	2,136,636
Microsoft Corp.
2.95% due 06/01/14	1,000,000	1,040,977

		3,177,613

Energy - 1.2%
Statoil ASA
2.90% due 10/15/14	1,500,000	1,551,020

Telecommunication Services – 1.1%
AT&T, Inc.
4.85% due 02/15/14	1,300,000	1,405,829

Total Corporate Bonds
(Cost $66,769,060)		71,368,768

U.S. GOVERNMENT SECURITIES† – 32.3%
U.S. Treasury Notes
2.13% due 05/31/15	5,000,000	5,079,700
0.50% due 11/15/13	5,000,000	4,935,545
1.38% due 04/15/12	4,500,000	4,557,478
2.75% due 02/15/19	3,250,000	3,208,104
3.13% due 05/15/19	3,000,000	3,031,641
0.88% due 01/31/11	3,000,000	3,001,524
1.75% due 07/31/15	3,000,000	2,990,400
0.88% due 05/31/11	2,250,000	2,256,417
3.63% due 12/31/12	2,000,000	2,121,250
3.25% due 06/30/16	2,000,000	2,108,594
3.50% due 05/15/20	2,000,000	2,048,760
1.50% due 07/15/12	2,000,000	2,033,204
2.25% due 05/31/14	1,750,000	1,810,293
2.63% due 08/15/20	1,500,000	1,422,071
0.75% due 08/15/13	500,000	498,985

Total U.S. Government Securities
(Cost $40,764,313)		41,103,966

FEDERAL AGENCY NOTE†† – 3.9%
Federal Home Loan Bank[7] 1.63% due 03/16/11	5,000,000	5,015,140

Total Federal Agency Note
(Cost $5,004,009)		5,015,140

MORTGAGE BACKED SECURITIES†† – 1.1%
Homebanc Mortgage Trust 2006-1, 2.69% due 04/25/37[3]	1,086,605	719,169
Chase Mortgage Finance Corp. 2005-A1 2A2, 2.95% due 12/25/35[3]	533,442	511,315
JP Morgan Mortgage Trust 2006-A3, 3.34% due 04/25/36[3]	132,470	100,761
Ginnie Mae #518436, 7.25% due 09/15/29	17,939	20,613
Fannie Mae[8]
FNR 1990-68 J, 6.95% due 07/25/20	1,895	2,110
FNR 1990-103 K, 7.50%
due 09/25/20	695	762
Freddie Mac[8]
FHR 188 H, 7.00%
due 09/15/21	894	1,049

Total Mortgage Backed Securities
(Cost $1,773,820)		1,355,779

ASSET BACKED SECURITIES†† — 0.2%
Credit-Based Asset Servicing and Securitization LLC 0.52% due 08/25/35[3]	289,489	271,864

Total Asset Backed Securities
(Cost $289,489)		271,864

REPURCHASE AGREEMENT ††,9 — 3.3%
UMB Financial Corp. issued 12/31/10 at 0.09% due 01/03/11	4,160,000	4,160,000

Total Repurchase Agreement
(Cost $4,160,000)		4,160,000

Total Investments – 98.8%
(Cost $121,966,487)		$125,552,308

Cash & Other Assets,
Less Liabilities – 1.2%		1,539,144

Total Net Assets – 100.0%		$127,091,452

36 | the RYDEX|SGL sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series E (U.S. Intermediate Bond Series)

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

†††	Value determined based on Level 3 inputs — See Note 8.

[1]	All or a portion of this security was fair valued by the Valuation Committee at December 31, 2010. The total market value of fair valued securities amounts to $233,592 (cost $1,205,796), or 0.18% of total net assets.

[2]	Illiquid security.

[3]	Variable rate security. Rate indicated is rate effective at December 31, 2010.

[4]	Perpetual maturity.

[5]	Security was acquired through a private placement.

[6]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $2,452,254 (cost $3,519,334), or 1.9% of total net assets.

[7]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[8]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[9]	Repurchase Agreement — See Note 7. plc — Public Limited Company

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 37

Rydex|SGI SBL Fund
Series E (U.S. Intermediate Bond Series)
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets:
Investments, at value*	$121,392,308
Repurchase agreement, at value**	4,160,000

Total investments	125,552,308
Cash	35,341
Receivables:
Fund shares sold	582,141
Interest	1,153,059
Due from Security Investors	18,856

Total assets	127,341,705

Liabilities:
Payable for:
Fund shares redeemed	133,961
Management fees	81,473
Administration fees	11,240
Transfer agent/maintenance fees	2,088
Custodian fees	326
Directors’ fees	3,755
Professional fees	10,849
Other	6,561

Total liabilities	250,253

Net assets	$127,091,452

Net assets consist of:
Paid in capital	$138,486,063
Undistributed net investment income	2,600,468
Accumulated net realized loss on investments	(17,580,900)
Net unrealized appreciation on investments	3,585,821

Net assets	$127,091,452

Capital shares authorized	unlimited
Capital shares outstanding	9,790,609
Net asset value per share (net assets divided by shares outstanding)	$12.98

* Investments, at cost	$117,806,487
** Repurchase agreement, at cost	4,160,000

Total cost	$121,966,487
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividends	$33,600
Interest	4,597,136

Total investment income	4,630,736

Expenses:
Management fees	988,459
Administration fees	129,915
Transfer agent/maintenance fees	25,448
Custodian fees	4,315
Directors’ fees	13,381
Professional fees	16,024
Reports to shareholders	20,616
Other	7,774

Total expenses	1,205,932
Less:
Management fees waived	(66,467)
Reimbursement of expenses	(96,076)

Net expenses	1,043,389

Net investment income	3,587,347

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(112,077)

Net realized loss	(112,077)

Net change in unrealized appreciation (depreciation) on:
Investments	4,402,681

Net change in unrealized appreciation (depreciation)	4,402,681

Net realized and unrealized gain	4,290,604

Net increase in net assets resulting from operations	$7,877,951

38 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series E (U.S. Intermediate Bond Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,587,347	$3,491,194
Net realized loss on investments	(112,077)	(9,761,362)
Net change in unrealized appreciation (depreciation) on investments	4,402,681	15,320,180

Net increase in net assets resulting from operations	7,877,951	9,050,012

Capital share transactions:
Proceeds from sale of shares	52,561,403	71,807,375
Cost of shares redeemed	(63,916,537)	(49,358,471)

Net increase (decrease) from capital share transactions	(11,355,134)	22,448,904

Net increase (decrease) in net assets	(3,477,183)	31,498,916

Net assets:
Beginning of year	130,568,635	99,069,719

End of year	$127,091,452	$130,568,635

Undistributed net investment income at end of year	$2,600,468	$2,568,703

Capital share activity:
Shares sold	4,129,189	6,109,866
Shares redeemed	(5,010,128)	(4,215,010)

Net increase (decrease) in shares	(880,939)	1,894,856

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGL sbl fund annual report | 39

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund
Series E (U.S. Intermediate Bond Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$12.24	$11.29	$12.36	$12.01	$11.57

Income (loss) from investment operations:
Net investment income[a]	0.35	0.37	0.58	0.60	0.63
Net gain (loss) on investments (realized and unrealized)	0.39	0.58	(1.65)	(0.25)	(0.19)
Total from investment operations	0.74	0.95	(1.07)	0.35	0.44

Net asset value, end of period	$12.98	$12.24	$11.29	$12.36	$12.01

Total Return[b]	6.05%	8.41%	(8.66%)	2.91%	3.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,091	$130,569	$99,070	$121,652	$151,311

Ratios to average net assets:
Net investment income	2.72%	3.08%	4.80%	4.90%	4.67%
Total expenses[c]	0.92%	0.92%	0.93%	0.91%	0.93%
Net expenses[d]	0.79%	0.77%	0.78%	0.76%	0.78%

Portfolio turnover rate	38%	76%	34%	31%	64%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, as applicable.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

40 | the RYDEX|SGL sbl fund annual report	The accompanying notes are an integral part of the financial statements.

MANAGER’S COMMENTARY December 31, 2010	Rydex|SGI SBL Fund Series J (Mid Cap Growth Series) (Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series J (Mid Cap Growth Series) posted a return of 24.17%, underperforming its benchmark, the Russell MidCap® Growth Index, which gained 26.38% and the Series’ peer group median return of 26.89%.
Our approach to the Series is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits. We focus on investing in securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.
We use a bottom-up approach to choose portfolio securities that we believe are attractively valued with the greatest potential for appreciation. We attempt to identify companies that are in the early to middle stages of growth and are valued at a reasonable price.
Industrials, Materials, and Energy Top Performers
Superior security selection contributed to positive overall returns in the portfolio’s top three sectors. Holdings in the industrials sector were up 42% versus 30% for the index (Russell MidCap® Growth Index), materials gained 38% to 27%, and energy positions doubled the index (Russell MidCap® Growth Index) with returns of 36% compared to 17% for the benchmark.
The industrials sector held 18% of portfolio assets and had several winning stocks. Cummins, Inc. soared 71% while six other positions increased by more that 40%. These included Union Pacific Corp., Dover Corp., Roper Industries, Inc., and Joy Global, Inc.
In the materials sector, Solutia Inc., International Flavors & Fragrances, Inc., and Ball Corp. all gained more than 30%. Other positions of note were Airgas, Inc. and Steel Dynamics, Inc.
Energy companies FMC Technologies, Inc. and Newfield Exploration Co. were up over 30% for the period. Oil States International, Inc. was the other material contributor in the sector with a 25% return.
Health Care, Information Technology, and Financials Disappoint
The three bottom performing sectors in the portfolio did so due to stock selection. Holdings in health care were up 5% compared to 20% for the index while financials positions increased 4% against a 21% return for the benchmark.
Several holdings in the health care sector hurt portfolio performance. Zimmer Holdings, Inc. lost 21% of its value. Positions that had absolute negative returns were Community Health Systems, Inc., Beckman Coulter, Inc., and Teva Pharmaceutical Industries Ltd. Other stocks that fell short during the year were Thermo Fisher Scientific, Inc. and Hospira, Inc.
With a 21% weight in numerous positions in the information technology sector, while an even weight with the index, poor security performance hurt the portfolio. CommScope, Inc. lost 34%, Equinix, Inc. gave up 17%, and QLogic Corp. dropped 16%. Other stocks in the sector dragging down returns were ON Semiconductor Corp., McAfee, Inc., and Amdocs Ltd.
The portfolio’s financials sector gained just 4% against a 21% increase for the index. Absolute negative contributors were Comerica, Inc., Blackrock, Inc., and Western Union Co.
Outlook
We continue to pursue opportunities with a focus on bottom-up research rather than a macro forecast. We believe that investing is a long-term pursuit that requires patience and a consistent approach. As always, we will continue to do our best to seek the potential available in mid capitalization growth companies.
I would like to thank you for placing your trust in us.
Sincerely,
Joe O’Connor, Portfolio Manager
The RYDEX|SGI sbl fund annual report | 41

MANAGER’S COMMENTARY (concluded) December 31, 2010	Rydex|SGI SBL Fund Series J (Mid Cap Growth Series) (Unaudited)
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Russell Midcap Growth® Index — measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
42 | THE RYDEX|SGI sbl fund annual report

PERFORMANCE SUMMARY December 31, 2010	Rydex|SGI SBL Fund Series J (Mid Cap Growth Series) (Unaudited)
PERFORMANCE
$10,000 Since Inception
The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 2000 and reflects the fees and expenses of Series J. The Russell MidCap® Growth Index is an unmanaged capitalization-weighted Index that is designed to measure the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 10/01/1992)

	1 Year	5 Year	10 Year

Series J	24.17%	0.17%	1.17%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Composition by Sector

Common Stocks
Information Technology	22.9%
Consumer Discretionary	21.9%
Industrials	19.2%
Health Care	12.2%
Materials	8.1%
Energy	4.8%
Financials	4.3%
Telecommunication Services	1.9%
Exchange Traded Funds	2.3%
Repurchase Agreement	1.9%
Cash & Other Assets, Less Liabilities	0.5%

Total Net Assets	100.0%

THE RYDEX|SGI sbl fund annual report | 43

SCHEDULE OF INVESTMENTS December 31, 2010	Rydex|SGI SBL Fund Series J (Mid Cap Growth Series)

	Shares	Value

COMMON STOCKS† — 95.3%

Information Technology — 22.9%
Xerox Corp.	330,800	$3,810,816
Cognizant Technology Solutions Corp. — Class A*	51,450	3,770,771
Alliance Data Systems Corp.*	48,810	3,466,974
Nuance Communications, Inc.*	184,070	3,346,393
Check Point Software Technologies Ltd.*	72,315	3,345,292
Amphenol Corp. — Class A	54,650	2,884,427
PMC — Sierra, Inc.*	308,000	2,645,720
SanDisk Corp.*	52,750	2,630,114
Western Digital Corp.*	73,200	2,481,480
Avago Technologies Ltd.	64,800	1,844,856
Red Hat, Inc.*	39,500	1,803,175
NetApp, Inc.*	32,500	1,786,200
Cadence Design Systems, Inc.*	210,620	1,739,721
Lam Research Corp.*	33,535	1,736,442
Salesforce.com, Inc.*	9,700	1,280,400

Total Information Technology		38,572,781

Consumer Discretionary — 21.9%
Johnson Controls, Inc.	130,700	4,992,740
Macy’s, Inc.	169,100	4,278,230
Jarden Corp.	129,125	3,986,089
Royal Caribbean Cruises Ltd.*	75,800	3,562,599
Wyndham Worldwide Corp.	98,900	2,963,044
Penn National Gaming, Inc.*	82,540	2,901,280
Starwood Hotels & Resorts Worldwide, Inc.	46,200	2,808,036
Phillips-Van Heusen Corp.	43,000	2,709,430
Priceline.com, Inc.*	4,765	1,903,856
Darden Restaurants, Inc.	38,850	1,804,194
Bed Bath & Beyond, Inc.*	36,550	1,796,433
WMS Industries, Inc.*	37,595	1,700,798
Las Vegas Sands Corp.*	35,850	1,647,308

Total Consumer Discretionary		37,054,037

Industrials - 19.2%
Dover Corp.	86,230	5,040,144
Cooper Industries plc — Class A	86,400	5,036,256
Union Pacific Corp.	45,440	4,210,470
Cummins, Inc.	32,050	3,525,821
Goodrich Corp.	39,190	3,451,463
Roper Industries, Inc.	34,140	2,609,320
AMETEK, Inc.*	62,325	2,446,256
Parker Hannifin Corp.	25,000	2,157,500
Joy Global, Inc.	24,800	2,151,400
Navistar International Corp.*	33,500	1,939,985

Total Industrials		32,568,615

Health Care — 12.2%
Thermo Fisher Scientific, Inc.*	90,485	5,009,250
Warner Chilcott plc — Class A	167,800	3,785,567
Agilent Technologies, Inc.*	90,300	3,741,129
Hospira, Inc.*	65,600	3,653,264
Teva Pharmaceutical Industries Ltd. ADR	57,005	2,971,671
Community Health Systems, Inc.*	39,450	1,474,247

Total Health Care		20,635,128

Materials — 8.1%
Ball Corp.	50,626	3,445,099
Praxair, Inc.	33,430	3,191,562
Albemarle Corp.	46,350	2,585,403
Solutia, Inc.*	108,500	2,504,180
Agrium, Inc.	22,500	2,064,375

Total Materials		13,790,619

Energy — 4.8%
Newfield Exploration Co.*	56,750	4,092,243
Oil States International, Inc.*	62,700	4,018,443

Total Energy		8,110,686

Financials — 4.3%
T. Rowe Price Group, Inc.	71,800	4,633,972
HCC Insurance Holdings, Inc.	91,575	2,650,181

Total Financials		7,284,153

Telecommunication Services — 1.9%
SBA Communications Corp. — Class A*	79,990	3,274,791

Total Common Stocks (Cost $132,364,670)		161,290,810

WARRANT†† — 0.0%

Energy — 0.0%
Nova Biosource Fuels, Inc. $2.40, 07/05/11[2]	358,100	179

Total Warrant (Cost $369,900)		179

EXCHANGE TRADED FUND† — 2.3%
iShares Russell Midcap Growth Index Fund	70,065	3,970,584

Total Exchange Traded Fund (Cost $3,550,656)		3,970,584

44 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (concluded) December 31, 2010	Rydex|SGI SBL Fund Series J (Mid Cap Growth Series)

	Face
	Amount	Value

REPURCHASE AGREEMENT††,1 — 1.9%
UMB Financial Corp. issued 12/31/10 at 0.09% due 01/03/11	$3,284,000	$3,284,000

Total Repurchase Agreement
(Cost $3,284,000)		3,284,000

Total Investments — 99.5%
(Cost $139,569,226)		$168,545,573

Cash & Other Assets, Less Liabilities — 0.5%		842,916

Total Net Assets — 100.0%		$169,388,489

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	Repurchase Agreement — See Note 7.

[2]	All or portion of this security was fair valued by the Valuation Committee at December 31, 2010. The total market value of fair valued securities amounts to $179 (cost $369,900), or 0.00% of total net assets.

ADR — American Depositary Receipt

plc — Public Limited Company

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 45

Rydex|SGI SBL Fund
Series J (Mid Cap Growth Series)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets:
Investments, at value*	$165,261,573
Repurchase agreement, at value**	3,284,000

Total investments	168,545,573
Cash	310
Receivables:
Fund shares sold	423,731
Securities sold	1,307,114
Dividends	119,173

Total assets	170,395,901

Liabilities:
Payable for:
Fund shares redeemed	174,192
Securities purchased	670,945
Management fees	107,385
Administration fees	13,755
Transfer agent/maintenance fees	2,088
Custodian fees	1,089
Directors’ fees	5,127
Professional fees	19,283
Other	13,548

Total liabilities	1,007,412

Net assets	$169,388,489

Net assets consist of:
Paid in capital	$172,462,040
Accumulated net realized loss on investments	(32,049,898)
Net unrealized appreciation on investments	28,976,347

Net assets	$169,388,489

Capital shares authorized	unlimited
Capital shares outstanding	5,637,273
Net asset value per share (net assets divided by shares outstanding)	$30.05

* Investments, at cost	$136,285,226
** Repurchase agreement, at cost	3,284,000

Total cost	$139,569,226

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding tax $174)	$1,245,833
Interest	2,510

Total investment income	1,248,343

Expenses:
Management fees	1,150,158
Administration fees	145,992
Transfer agent/maintenance fees	25,427
Custodian fees	6,633
Directors’ fees	15,836
Professional fees	25,650
Reports to shareholders	18,749
Other	8,515

Total expenses	1,396,960

Net investment loss	(148,617)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	27,380,262

Net realized gain	27,380,262

Net change in unrealized appreciation (depreciation) on:
Investments	6,259,709

Net change in unrealized appreciation (depreciation)	6,259,709

Net realized and unrealized gain	33,639,971

Net increase in net assets resulting from operations	$33,491,354

46 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund Series J (Mid Cap Growth Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(148,617)	$(184,141)
Net realized gain (loss) on investments	27,380,262	(10,016,613)
Net change in unrealized appreciation (depreciation) on investments	6,259,709	59,381,654

Net increase in net assets resulting from operations	33,491,354	49,180,900

Capital Share Transactions:
Proceeds from sale of shares	20,323,993	25,347,942
Cost of shares redeemed	(38,700,127)	(42,285,359)

Net decrease from capital share transactions	(18,376,134)	(16,937,417)

Net increase in net assets	15,115,220	32,243,483

Net Assets:
Beginning of year	154,273,269	122,029,786

End of year	$169,388,489	$154,273,269

Accumulated net investment loss at end of year	$—	$—

Capital Share Activity:
Shares sold	779,286	1,288,966
Shares redeemed	(1,516,423)	(2,174,470)

Net decrease in shares	(737,137)	(885,504)

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 47

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund Series J (Mid Cap Growth Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$24.20	$16.81	$28.00	$31.26	$29.79

Income (loss) from investment operations:
Net investment loss[a]	(0.02)	(0.03)	(0.01)	(0.04)	(0.16)
Net gain (loss) on investments (realized and unrealized)	5.87	7.42	(11.18)	(3.22)	1.63

Total from investment operations	5.85	7.39	(11.19)	(3.26)	1.47

Net asset value, end of period	$30.05	$24.20	$16.81	$28.00	$31.26

Total Return[b]	24.17%	43.96%	(39.96%)	(10.43%)	4.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$169,388	$154,273	$122,030	$252,066	$380,664

Ratios to average net assets:
Net investment loss	(0.10%)	(0.13%)	(0.06%)	(0.14%)	(0.48%)
Total expenses	0.91%	0.92%	0.91%	0.90%	0.90%

Portfolio turnover rate	130%	136%	203%	34%	29%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

48 | The RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

MANAGER’S COMMENTARY	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
Performance
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series N (Managed Asset Allocation Series) returned 10.56%, underperforming its weighted benchmark that is 60% S&P® 500 Index and 40% Barclays Capital U.S. Aggregate® Index, which returned 12.13%. The S&P 500® Index returned 15.06% over the year and the Barclays Capital U.S. Aggregate® Index returned 6.54%.
Market Environment
Against a backdrop of healthy earnings, fortified balance sheets, and low borrowing costs for corporations, major U.S. equity indexes rose strongly in 2010, capping a second consecutive year of solid gains. Stocks produced robust returns through late April, extending the rally that started in March 2009, but fell sharply through early July due in part to a European debt crisis centered in Greece and a sluggish U.S. economic recovery. Equities rebounded briskly starting in late August as the economy showed signs of improvement and the Federal Reserve signaled that it would purchase more Treasury securities in an attempt to reduce long-term interest rates. The rally, which was supported by late-year bipartisan legislation to extend for two years the Bush-era tax cuts that were set to expire at the end of 2010, lifted major indexes in late December to their highest levels of the year.
Equities in developed non-U.S. markets generated mixed returns for the year. Although the MSCI EAFE® Index rose more than 8%, strong Asian markets performance was offset by weaker results in Europe. In Europe, Denmark and Sweden produced outstanding results, but the European debt crisis weighed on other markets, with Greece, Spain, Ireland, Italy, and Portugal falling sharply for the year. A 6.5% decline in the euro versus the U.S. dollar over the last 12 months also weighed on Europe’s returns for U.S.-based investors.
U.S. bonds produced good returns in 2010, despite some weakness in the last few months of the year. For much of the year, Treasury bond and note yields declined and prices climbed as U.S. economic sluggishness, low inflation, and the European debt crisis prompted investors to seek the safe haven of U.S. government securities. High yield bonds significantly outperformed investment-grade issues, as investors favored securities with a yield advantage in a low interest rate environment. In the investment-grade universe, commercial mortgage-backed securities produced very strong gains for a similar reason. Despite a sharp decline in the fourth quarter, long-term Treasury bonds performed very well in 2010. Investment-grade corporate bonds, asset-backed securities, and agency mortgage-backed securities produced more moderate gains.
Portfolio Review
The portfolio’s underperformance was primarily a function of security selection in the large-cap stock segment of the portfolio which detracted from performance as the strategy underperformed the S&P 500® Index. Exposure to non-U.S. equities detracted from the portfolio performance as the MSCI EAFE® Index underperformed the S&P 500® Index; however, the impact was offset by our inclusion of small-cap equity and high yield bonds, which aided performance as the S&P Completion® Index and Citigroup BB/B Credit Bond® Index outperformed the S&P 500® Index and Barclays Capital U.S. Aggregate® Index, respectively. Our overweight position to equities aided performance as the S&P 500® Index significantly outperformed the Barclays Capital U.S. Aggregate® Index but was offset by our decision to underweight small-cap equities as the S&P Completion® Index outperformed the S&P 500® for the year.
Outlook
We are overweight stocks versus bonds as stocks remain reasonably valued. While the pace of recovery is likely to remain uneven, recent economic news continues to reflect a slowly improving environment in which stocks appear to be supported by favorable earnings prospects and reasonable balance sheets. Within equities, the portfolio is neutral between U.S. and non-U.S. equity markets as stronger U.S. growth prospects are priced into current valuations. We are underweight small-cap stocks as valuations favor
the RYDEX|SGI sbl fund annual report | 49

Rydex|SGI SBL Fund
MANAGER’S COMMENTARY (concluded)	Series N (Managed Asset Allocation Series)
December 31, 2010	(Unaudited)
large-cap stocks. Strong small-cap performance in 2010 has reinforced the small-cap sector’s rich valuation to large-cap.
The portfolio is overweight high yield relative to investment-grade bonds, as yield spreads relative to Treasury bonds remain attractive given a gradually improving economy and recent opportunities for issuers to refinance higher coupon debt and extend maturities.
Yields on government bonds have risen from trough levels concurrent with additional U.S. fiscal and monetary stimulus measures; however, U.S. interest rates remain at relatively low levels. Economic improvement over the next six to 18 months coupled with elevated levels of new Treasury supply could provide upward pressure on interest rates.
Sincerely,
Edmond M. Notzon, Portfolio Manager,
T. Rowe Price
T. Rowe Price serves as sub-advisor to the Managed Allocation Fund and is not affiliated with Security Benefit. However, Security Benefit has business relationships with T. Rowe Price.
Please be advised that the information contained in our commentary shares the views of our portfolio manager as of the most recent quarter-end and are subject to change based on market and other conditions. Performance information and other portfolio-related statistics are not derived from official fund records and have not been prepared with a view towards dissemination to the public, and therefore, may need to be revised or supplemented. Information contained therein about a fund’s portfolio holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Our legal review of the materials was limited to the accuracy of the information about T. Rowe Price, its affiliates, and the portfolios under the anti-fraud provisions of the federal securities laws. We have not reviewed the information or the presentation of this information for compliance with applicable SEC and FINRA Rules, which is the responsibility of the FINRA member distributing the securities.
50 | the RYDEX|SGI sbl fund annual report

Rydex|SGI SBL Fund
PERFORMANCE SUMMARY	Series N (Managed Asset Allocation Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on December 31, 2000 and reflects the fees and expenses of Series N. The blended index is 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Barclays Capital U.S. Aggregate Bond® Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 06/01/1995)

	1 Year	5 Year	10 Year
Series N	10.56%	3.75%	3.97%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.
The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Common Stocks
Financials	11.8%
Information Technology	10.4%
Consumer Discretionary	8.3%
Industrials	7.7%
Energy	7.1%
Health Care	6.7%
Consumer Staples	5.7%
Materials	2.8%
Telecommunication Services	2.3%
Utilities	1.8%
Fixed Income Investments
AAA	16.5%
NR	5.7%
BBB-	2.0%
BBB	1.9%
A	1.8%
A-	1.2%
BBB+	1.2%
Other	1.3%
Short Term Investments	3.5%
Cash & Other Assets, Less Liabilities	0.3%

Total Net Assets	100.0%

the RYDEX|SGI sbl fund annual report | 51

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series N (Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS† — 64.6%

Financials — 11.8%
JPMorgan Chase & Co.	14,236	$603,891
Wells Fargo & Co.	18,391	569,937
Citigroup, Inc.*	97,800	462,594
Bank of America Corp.	28,178	375,895
Berkshire Hathaway, Inc. — Class B*	4,400	352,485
Goldman Sachs Group, Inc.	1,900	319,505
U.S. Bancorp	8,200	221,154
MetLife, Inc.	3,800	168,872
Morgan Stanley	5,500	149,655
Simon Property Group, Inc.	1,498	149,036
State Street Corp.	3,100	143,655
PNC Financial Services Group, Inc.	2,300	139,656
Allstate Corp.	4,100	130,708
AON Corp.	2,800	128,828
American Express Co.	2,900	124,468
DnB NOR ASA*	8,842	124,330
Chubb Corp.	2,000	119,280
AXA S.A.	7,099	118,166
Australia & New Zealand Banking Group Ltd.	4,921	117,424
Standard Chartered plc	4,285	115,302
BNP Paribas	1,804	114,832
Muenchener Rueckversicherungs AG	682	103,447
Sun Life Financial, Inc.	3,300	99,601
CME Group, Inc. — Class A	300	96,525
Barclays plc ADR	5,700	94,164
Bank of New York Mellon Corp.	3,100	93,620
Sony Financial Holdings, Inc.	22	88,975
Credit Suisse Group AG	2,183	88,026
Swedbank AB — Class A	5,788	80,827
Invesco Ltd.	3,300	79,399
Northern Trust Corp.	1,400	77,574
Moody’s Corp.	2,900	76,966
Marsh & McLennan Companies, Inc.	2,800	76,552
Charles Schwab Corp.	4,400	75,284
Nordea Bank AB	6,451	70,253
Franklin Resources, Inc.	600	66,726
Vornado Realty Trust	800	66,664
Kimco Realty Corp.	3,600	64,944
Fifth Third Bancorp	4,400	64,592
Macquarie Group Ltd.	1,680	63,540
Weyerhaeuser Co.	3,220	60,955
Public Storage	600	60,852
Unibail-Rodamco SE	304	60,154
Deutsche Bank AG	1,138	59,490
Principal Financial Group, Inc.	1,800	58,608
Loews Corp.	1,500	58,365
QBE Insurance Group Ltd.	3,137	58,185
Sumitomo Trust & Banking Company Ltd.	9,000	56,732
Travelers Companies, Inc.	1,014	56,490
Mitsubishi UFJ Financial Group, Inc.	10,400	56,209
Societe Generale	1,013	54,473
Kerry Properties Ltd.	10,000	52,105
China Citic Bank Corporation Ltd. — Class H	80,000	51,874
Intesa Sanpaolo SpA	18,785	50,984
NYSE Euronext	1,700	50,966
Mirvac Group — Class REIT	40,175	50,293
Regions Financial Corp.	7,100	49,700
Swiss Life Holding AG	338	48,916
Discover Financial Services	2,600	48,178
Zions Bancorporation	1,900	46,037
BM&FBovespa S.A.	5,700	45,085
DBS Group Holdings Ltd.	4,000	44,652
SLM Corp.*	3,500	44,065
Erste Group Bank AG	919	43,176
Prudential Financial, Inc.	700	41,097
Banco Santander S.A.	3,863	40,946
Prudential plc	3,835	39,950
Legg Mason, Inc.	1,100	39,897
Mitsui Fudosan Company Ltd.	2,000	39,865
Aflac, Inc.	700	39,501
Soho China Ltd.	49,500	36,810
IntercontinentalExchange, Inc.*	300	35,745
Close Brothers Group plc	2,429	32,216
ProLogis	2,200	31,768
Bank of Yokohama Ltd.	6,000	31,099
Suncorp Group, Ltd.	3,398	29,898
SL Green Realty Corp.	441	29,772
First Horizon National Corp.*	2,500	29,450
Deutsche Boerse AG	402	27,841
Hartford Financial Services Group, Inc.	1,000	26,490
Camden Property Trust	480	25,910
AIA Group, Ltd.*	9,000	25,300
BlackRock, Inc. — Class A	130	24,775
ING Groep N.V.	2,521	24,538
Signature Bank*	480	24,000
SunTrust Banks, Inc.	800	23,608
Raymond James Financial, Inc.	720	23,544
LaSalle Hotel Properties	890	23,496
Duke Realty Corp.	1,850	23,051
Stifel Financial Corp.*	355	22,024
Weingarten Realty Investors	880	20,909
Commerce Bancshares, Inc.	518	20,580
CB Richard Ellis Group, Inc. — Class A*	1,000	20,480
Infinity Property & Casualty Corp.	330	20,394
Everest Re Group Ltd.	240	20,357
City National Corp.	320	19,635
Lincoln National Corp.	700	19,467
CIT Group, Inc.*	400	18,840
ProAssurance Corp.*	300	18,180
StanCorp Financial Group, Inc.	400	18,056
AMB Property Corp.	560	17,758
ESSA Bancorp, Inc.	1,310	17,319

52 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series N (Managed Asset Allocation Series)

	Shares	Value
Goldcrest Company Ltd.	650	$16,989
Waddell & Reed Financial, Inc. — Class A	480	16,939
EastGroup Properties, Inc.	400	16,928
Regency Centers Corp.	400	16,896
Westamerica Bancorporation	300	16,641
Potlatch Corp.	475	15,461
Markel Corp.*	40	15,125
Eaton Vance Corp.	480	14,510
Western Alliance Bancorp*	1,790	13,174
Louisiana Bancorp, Inc.*	900	13,140
Glacier Bancorp, Inc.	800	12,088
AvalonBay Communities, Inc.	100	11,255
Home Bancshares, Inc.	484	10,663
St. Joe Co.*	480	10,488
Sandy Spring Bancorp, Inc.	560	10,321
East West Bancorp, Inc.	480	9,384
Selective Insurance Group, Inc.	480	8,712
Employers Holdings, Inc.	480	8,390
SeaBright Holdings, Inc.	800	7,376
TD Ameritrade Holding Corp.	360	6,836
W.R. Berkley Corp.	240	6,571
Interactive Brokers Group, Inc. — Class A	320	5,702
Popular, Inc.*	1,690	5,307
TCF Financial Corp.	320	4,739
White Mountains Insurance Group Ltd.	10	3,356
First Defiance Financial Corp.	270	3,213
Wilmington Trust Corp.	640	2,778
BankAtlantic Bancorp, Inc. — Class A*	1,976	2,272
Kentucky First Federal Bancorp	240	2,210
Synovus Financial Corp.	450	1,188
Brooklyn Federal Bancorp, Inc.	890	1,148
MutualFirst Financial, Inc.	90	837
New York Community Bancorp, Inc.	40	754
Citizens Republic Bancorp, Inc.*	1,070	658

Total Financials		8,860,511

Information Technology — 10.4%
Apple, Inc.*	3,100	999,936
Microsoft Corp.	33,100	924,152
Google, Inc. — Class A*	1,000	593,970
International Business Machines Corp.	4,020	589,975
Hewlett-Packard Co.	8,800	370,480
QUALCOMM, Inc.	6,000	296,941
Cisco Systems, Inc.*	12,300	248,829
Applied Materials, Inc.	17,400	244,470
Micron Technology, Inc.*	27,500	220,550
CA, Inc.	7,600	185,744
Intel Corp.	8,100	170,343
EMC Corp.*	7,200	164,880
National Semiconductor Corp.	11,400	156,864
Adobe Systems, Inc.*	4,500	138,510
Corning, Inc.	6,900	133,308
Mastercard, Inc. — Class A	500	112,055
Dell, Inc.*	8,000	108,400
Juniper Networks, Inc.*	2,700	99,684
Canon, Inc.	1,800	93,296
Automatic Data Processing, Inc.	2,000	92,560
Visa, Inc. — Class A	1,300	91,494
Red Hat, Inc.*	1,950	89,018
McAfee, Inc.*	1,900	87,989
Tyco Electronics Ltd.	2,375	84,075
Motorola Solutions, Inc.*	8,300	75,281
Nippon Electric Glass Company Ltd.	5,000	72,145
Autodesk, Inc.*	1,800	68,760
Taiwan Semiconductor Manufacturing Company Ltd.	26,129	63,637
Western Union Co.	3,400	63,138
NVIDIA Corp.*	4,000	61,600
ASML Holding N.V.	1,433	55,370
Hamamatsu Photonics KK	1,500	54,811
Advanced Micro Devices, Inc.*	6,200	50,716
Accenture plc — Class A	1,000	48,490
JDS Uniphase Corp.*	3,300	47,784
Konica Minolta Holdings, Inc.	4,500	46,759
Sumco Corp.	3,200	45,700
Sumsung Electronics Company Ltd	53	44,876
Kakaku.com, Inc.	7	41,625
Fiserv, Inc.*	700	40,992
Computer Sciences Corp.	800	39,680
Xerox Corp.	3,200	36,864
Alcatel-Lucent	12,618	36,777
Autonomy Corp. plc*	1,549	36,451
Riverbed Technology, Inc.*	960	33,763
eBay, Inc.*	1,100	30,613
Nintendo Company Ltd.	100	29,338
Venture Corporation Ltd.	4,000	28,874
Maxim Integrated Products, Inc.	1,210	28,580
Oracle Corp.	900	28,170
Fidelity National Information Services, Inc.	1,000	27,390
Ixia*	1,530	25,673
Logica plc	12,062	24,754
Hosiden Corp.	2,100	24,742
Factset Research Systems, Inc.	260	24,378
Semtech Corp.*	1,050	23,772
Activision Blizzard, Inc.	1,896	23,586
Jack Henry & Associates, Inc.	800	23,320
Electronic Arts, Inc.*	1,400	22,932
Varian Semiconductor Equipment Associates, Inc.*	590	21,812
Cymer, Inc.*	480	21,634
Cielo S.A.	2,600	21,066
Art Technology Group, Inc.*	3,180	19,016
Akamai Technologies, Inc.*	400	18,820
Ariba, Inc.*	800	18,792
Global Payments, Inc.	400	18,484
LG Display Company Ltd.*	500	17,755
SYNNEX Corp.*	560	17,472

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 53

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series N (Managed Asset Allocation Series)

	Shares	Value
NS Solutions Corp.	800	$17,453
ON Semiconductor Corp.*	1,750	17,290
Marvell Technology Group Ltd.*	900	16,695
Advanced Energy Industries, Inc.*	1,170	15,959
Paychex, Inc.	500	15,455
Cadence Design Systems, Inc.*	1,850	15,281
AVX Corp.	960	14,813
Finisar Corp.*	493	14,622
Websense, Inc.*	720	14,580
Check Point Software Technologies Ltd.*	300	13,878
Plexus Corp.*	400	12,376
Heartland Payment Systems, Inc.	800	12,336
Blue Coat Systems, Inc.*	400	11,948
Tech Data Corp.*	240	10,565
Avid Technology, Inc.*	560	9,778
RightNow Technologies, Inc.*	400	9,468
Zoran Corp.*	1,069	9,407
MEMC Electronic Materials, Inc.*	800	9,008
Cyberoptics Corp.*	1,050	8,967
BTU International, Inc.*	970	8,720
Intersil Corp. — Class A	550	8,399
Lam Research Corp.*	160	8,285
Digital River, Inc.*	240	8,261
Blackboard, Inc.*	200	8,260
Taleo Corp. — Class A*	280	7,742
Cree, Inc.*	90	5,930
CommVault Systems, Inc.*	160	4,579
F5 Networks, Inc.*	30	3,905

Total Information Technology		8,217,675

Consumer Discretionary — 8.3%
Amazon.com, Inc.*	1,800	324,000
McDonald’s Corp.	3,700	284,012
Walt Disney Co.	6,800	255,068
Lowe’s Companies, Inc.	9,900	248,292
Kohl’s Corp.*	3,470	188,560
Time Warner, Inc.	5,700	183,369
Comcast Corp. — Class A	8,000	175,760
Home Depot, Inc.	4,750	166,535
Toyota Motor Corp.	3,900	154,607
Starbucks Corp.	4,600	147,798
Ford Motor Co.*	8,800	147,752
Target Corp.	2,300	138,299
Bed Bath & Beyond, Inc.*	2,800	137,620
Coach, Inc.	2,400	132,744
Cie Financiere Richemont S.A.	2,187	128,757
Time Warner Cable, Inc. — Class A	1,939	128,032
General Motors Co.*	3,200	117,952
AutoZone, Inc.*	400	109,036
Volkswagen AG	652	105,826
NIKE, Inc. — Class B	1,180	100,796
Macy’s, Inc.	3,800	96,140
Johnson Controls, Inc.	2,400	91,680
Honda Motor Company Ltd.	2,300	91,036
Carnival Corp.	1,900	87,609
Discovery Communications,
Inc. — Class C*	2,363	86,698
The Gap, Inc.	3,700	81,918
Priceline.com, Inc.*	200	79,910
Cablevision Systems Corp. — Class A	2,160	73,094
PPR	440	70,005
Las Vegas Sands Corp.*	1,520	69,844
Ross Stores, Inc.	1,100	69,575
Omnicom Group, Inc.	1,500	68,700
Kingfisher plc	16,637	68,520
Fortune Brands, Inc.	1,100	66,275
Persimmon plc	10,105	65,649
Compass Group plc	7,068	64,149
Harley-Davidson, Inc.	1,800	62,406
Bayerische Motoren Werke AG	792	62,316
Mattel, Inc.	2,400	61,032
Liberty Media Corporation — Interactive*	3,800	59,926
DIRECTV — Class A*	1,500	59,895
British Sky Broadcasting Group plc ADR	4,965	57,025
Jupiter Telecommunications Company Ltd.	53	55,724
Marriott International, Inc. — Class A	1,338	55,580
Starwood Hotels & Resorts Worldwide, Inc.	900	54,702
Inditex S.A.	680	50,940
Harman International Industries, Inc.*	1,100	50,930
Nikon Corp.	2,500	50,693
Benesse Holdings, Inc.	1,100	50,649
GKN plc	14,069	48,685
Nissan Motor Company Ltd.	4,800	45,681
Mitchells & Butlers plc*	7,887	42,999
WPP plc	3,347	41,365
McGraw-Hill Companies, Inc.	1,100	40,051
Autoliv, Inc.	500	39,675
Aisin Seiki Company Ltd.	1,100	38,908
Parkson Retail Group Ltd.	25,000	38,532
International Game Technology	2,000	35,380
Gentex Corp.	1,120	33,107
H&R Block, Inc.	2,700	32,157
Fossil, Inc.*	450	31,716
Lamar Advertising Co. — Class A*	780	31,075
Esprit Holdings Ltd.	6,255	29,775
Liberty Global, Inc. — Class A*	785	27,773
Sanoma Oyj	1,248	27,064
Dollar Tree, Inc.*	480	26,918
Stanley Black & Decker, Inc.	400	26,748
CarMax, Inc.*	750	23,910
Aegis Group plc	10,822	23,711
Rent-A-Center, Inc. — Class A	720	23,242
Lennar Corp. — Class A	1,200	22,500

54 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series N (Managed Asset Allocation Series)

	Shares	Value
Informa plc	3,427	$21,756
Wynn Resorts Ltd.	200	20,768
Genuine Parts Co.	400	20,536
Williams-Sonoma, Inc.	560	19,986
Dick’s Sporting Goods, Inc.*	530	19,875
N Brown Group plc	4,029	18,711
NetFlix, Inc.*	100	17,570
Pool Corp.	732	16,499
Television Broadcasts Ltd.	3,000	16,211
Koito Manufacturing Company Ltd.	1,000	15,636
Choice Hotels International, Inc.	400	15,308
Toll Brothers, Inc.*	800	15,200
Mohawk Industries, Inc.*	210	11,920
Scholastic Corp.	400	11,816
Hibbett Sports, Inc.*	320	11,808
BorgWarner, Inc.*	160	11,578
Gaylord Entertainment Co.*	320	11,501
J Crew Group, Inc.*	260	11,216
DISH Network Corp. — Class A*	560	11,010
Advance Auto Parts, Inc.	160	10,584
American Eagle Outfitters, Inc.	720	10,534
MGM Resorts International*	672	9,979
Drugstore.com, Inc.*	4,090	9,039
Sonic Corp.*	830	8,400
Thor Industries, Inc.	240	8,150
Madison Square Garden, Inc. — Class A*	295	7,605
Winnebago Industries, Inc.*	480	7,296
Culp, Inc.*	640	6,630
Corinthian Colleges, Inc.*	970	5,054
Education Management Corp.*	240	4,344
Ascena Retail Group, Inc.*	148	3,910
AC Moore Arts & Crafts, Inc.*	1,450	3,654
Ascent Media Corp. — Class A*	43	1,667
Anvil Holdings, Inc.*,††,7,8	30	90

Total Consumer Discretionary		6,464,248

Industrials — 7.7%
General Electric Co.	32,000	585,280
United Technologies Corp.	4,110	323,540
3M Co.	3,500	302,050
Emerson Electric Co.	5,200	297,285
Boeing Co.	3,490	227,757
United Parcel Service, Inc. — Class B	3,100	224,998
Union Pacific Corp.	2,300	213,118
Honeywell International, Inc.	3,500	186,060
Danaher Corp.	3,900	183,963
CSX Corp.	2,000	129,220
Precision Castparts Corp.	900	125,289
Rockwell Automation, Inc.	1,700	121,907
Mitsui & Company Ltd.	6,900	113,916
Caterpillar, Inc.	1,200	112,392
Mitsubishi Electric Corp.	10,000	104,894
Mitsubishi Corp.	3,800	102,830
Koninklijke Philips Electronics N.V.	3,345	102,503
SembCorp Industries Ltd.	24,900	99,771
Cummins, Inc.	900	99,009
Republic Services, Inc. — Class A	2,900	86,594
FedEx Corp.	900	83,709
DCC plc	2,562	80,838
Cooper Industries plc — Class A	1,300	75,777
Bouygues S.A.	1,657	71,457
Joy Global, Inc.	800	69,400
Central Japan Railway Co.	8	66,974
Fluor Corp.	1,000	66,260
Ingersoll-Rand plc	1,400	65,926
General Dynamics Corp.	900	63,864
Textron, Inc.	2,500	59,100
Legrand S.A.	1,395	56,839
ABB, Ltd.	2,519	56,167
Southwest Airlines Co.	3,900	50,622
Lockheed Martin Corp.	700	48,937
Hutchison Whampoa Ltd.	4,700	48,374
CH Robinson Worldwide, Inc.	600	48,114
AP Moller — Maersk A — Class B	5	45,296
China Railway Construction Corporation Ltd. — Class H*	36,500	43,954
Expeditors International of Washington, Inc.	800	43,680
Illinois Tool Works, Inc.	800	42,720
Ryder System, Inc.	800	42,112
Finmeccanica SpA	3,671	41,743
Rolls-Royce Group plc	3,875	37,768
Carillion plc	6,253	37,581
Charter International plc	2,792	36,704
Fastenal Co.	600	35,947
Northrop Grumman Corp.	500	32,390
Cargotec Oyj — Class B	612	31,936
PACCAR, Inc.	500	28,710
Triumph Group, Inc.	320	28,611
Cintas Corp.	1,000	27,960
QinetiQ Group plc	13,798	27,951
AO Smith Corp.	720	27,418
Manpower, Inc.	400	25,104
Makita Corp.	600	24,525
Robert Half International, Inc.	800	24,480
Baldor Electric Co.	360	22,694
Masco Corp.	1,700	21,522
Advisory Board Co.*	450	21,433
Foster Wheeler AG*	600	20,712
UTI Worldwide, Inc.	970	20,564
Applied Industrial Technologies, Inc.	630	20,462
Nordson Corp.	210	19,295
Knight Transportation, Inc.	960	18,240
American Science & Engineering, Inc.	210	17,898
Nippon Yusen KK	4,000	17,729
Greenbrier Companies, Inc.*	800	16,792
Insituform Technologies, Inc. — Class A*	630	16,701
Waste Connections, Inc.	600	16,518
Universal Forest Products, Inc.	400	15,560

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 55

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series N (Managed Asset Allocation Series)

	Shares	Value
Toshiba Machine Company Ltd.	3,000	$15,180
Actuant Corp. — Class A	550	14,641
Covanta Holding Corp.	800	13,752
First Solar, Inc.*	100	13,014
Teledyne Technologies, Inc.*	290	12,751
Harsco Corp.	450	12,744
Oshkosh Corp.*	360	12,686
Middleby Corp.*	150	12,663
FTI Consulting, Inc.*	320	11,930
Corporate Executive Board Co.	300	11,265
General Cable Corp.*	320	11,229
Huron Consulting Group, Inc.*	420	11,109
Herman Miller, Inc.	400	10,120
AMR Corp.*	1,290	10,049
American Reprographics Co.*	1,290	9,791
Consolidated Graphics, Inc.*	200	9,686
Babcock & Wilcox Co.*	365	9,340
Raytheon Co.	200	9,268
Goodrich Corp.	100	8,807
Belden, Inc.	220	8,100
Bucyrus International, Inc. — Class A	90	8,046
Quanta Services, Inc.*	400	7,968
AirTran Holdings, Inc.*	1,050	7,760
USG Corp.*	400	6,732
Navigant Consulting, Inc.*	720	6,624
Skywest, Inc.	400	6,248
Delta Air Lines, Inc.*	480	6,048
Verisk Analytics, Inc. — Class A*	160	5,453
John Bean Technologies Corp.	248	4,992
United Continental Holdings, Inc.*	170	4,049
H&E Equipment Services, Inc.*	320	3,702
CLARCOR, Inc.	80	3,431
A123 Systems, Inc.*	180	1,717

Total Industrials		6,008,339

Energy — 7.1%
Exxon Mobil Corp.	17,607	1,287,424
Chevron Corp.	7,350	670,688
Schlumberger Ltd.	6,114	510,519
Occidental Petroleum Corp.	2,600	255,060
Royal Dutch Shell plc (Cl.B) ADR	3,800	253,347
ConocoPhillips	3,300	224,730
Baker Hughes, Inc.	2,840	162,363
Murphy Oil Corp.	2,000	149,100
FMC Technologies, Inc.*	1,542	137,099
BP plc ADR	2,900	128,093
Statoil ASA	4,787	113,912
Spectra Energy Corp.	4,500	112,455
Hess Corp.	1,300	99,502
Williams Companies, Inc.	4,000	98,880
Southwestern Energy Co.*	2,600	97,317
Peabody Energy Corp.	1,400	89,572
Newfield Exploration Co.*	1,200	86,532
EOG Resources, Inc.	900	82,269
Suncor Energy, Inc.	2,100	80,409
El Paso Corp.	5,500	75,680
Devon Energy Corp.	900	70,659
BG Group plc	3,227	65,295
Range Resources Corp.	1,300	58,474
Valero Energy Corp.	2,500	57,800
McDermott International, Inc.*	2,720	56,277
Beach Energy Ltd.	60,116	53,140
Halliburton Co.	1,300	53,079
Alpha Natural Resources, Inc.*	780	46,823
Saipem SpA	900	44,329
Subsea 7, Inc.*	1,624	42,353
Concho Resources, Inc.*	480	42,082
EQT Corp.	900	40,356
China Oilfield Services Ltd. — Class H	18,000	38,998
Anadarko Petroleum Corp.	500	38,080
Petroleo Brasileiro S.A. ADR	1,100	37,587
Whiting Petroleum Corp.*	320	37,501
Complete Production Services, Inc.*	1,050	31,028
Fugro N.V.	371	30,505
Consol Energy, Inc.	500	24,370
WorleyParsons Ltd.	859	23,473
Ultra Petroleum Corp.*	480	22,930
Arch Coal, Inc.	560	19,634
Modec, Inc.	1,000	17,741
Holly Corp.	390	15,900
QEP Resources, Inc.	400	14,524
Diamond Offshore Drilling, Inc.	200	13,374
Forest Oil Corp.*	320	12,150
Westmoreland Coal Co.*	720	8,597
GeoMet, Inc.*	2,950	3,393

Total Energy		5,735,403

Health Care — 6.7%
Johnson & Johnson	8,158	504,572
Pfizer, Inc.	26,972	472,280
Merck & Company, Inc.	10,636	383,321
GlaxoSmithKline plc ADR	5,300	207,866
Amgen, Inc.*	3,610	198,190
Abbott Laboratories	3,900	186,849
Sanofi-Aventis S.A.	2,863	183,159
UnitedHealth Group, Inc.	4,300	155,273
Bristol-Myers Squibb Co.	5,200	137,696
Celgene Corp.*	2,300	136,022
Roche Holding AG	926	135,797
Gilead Sciences, Inc.*	3,300	119,592
Express Scripts, Inc. — Class A*	2,100	113,505
Stryker Corp.	2,100	112,770
WellPoint, Inc.*	1,900	108,034
McKesson Corp.	1,500	105,570
Baxter International, Inc.	2,000	101,240
Medtronic, Inc.	2,600	96,434
Eli Lilly & Co.	2,740	96,010
Medco Health Solutions, Inc.*	1,400	85,778
Thermo Fisher Scientific, Inc.*	1,500	83,040

56 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series N (Managed Asset Allocation Series)

	Shares	Value
Zimmer Holdings, Inc.*	1,500	$80,520
Fresenius SE	903	77,352
Allergan, Inc.	1,100	75,537
Elekta AB — Class B	1,907	73,475
St. Jude Medical, Inc.*	1,600	68,400
Agilent Technologies, Inc.*	1,400	58,002
CSL Ltd.	1,550	57,483
DaVita, Inc.*	800	55,592
CR Bard, Inc.	600	55,062
CIGNA Corp.	1,400	51,324
Covidien plc	1,075	49,085
Biogen Idec, Inc.*	700	46,935
Edwards Lifesciences Corp.*	500	40,420
Illumina, Inc.*	630	39,904
Boston Scientific Corp.*	5,200	39,364
Waters Corp.*	500	38,855
DENTSPLY International, Inc.	1,000	34,170
Terumo Corp.	600	33,758
Life Technologies Corp.*	600	33,300
AmerisourceBergen Corp. — Class A	900	30,708
Astellas Pharma, Inc.	800	30,484
Human Genome Sciences, Inc.*	1,210	28,907
Hospira, Inc.*	500	27,845
Laboratory Corporation of America Holdings*	300	26,376
Intuitive Surgical, Inc.*	100	25,775
Cephalon, Inc.*	400	24,688
Henry Schein, Inc.*	400	24,556
Valeant Pharmaceuticals International, Inc.	854	24,160
Rohto Pharmaceutical Company Ltd.	2,000	23,367
Covance, Inc.*	400	20,564
Computer Programs & Systems, Inc.	400	18,736
Chugai Pharmaceutical Company Ltd.	1,000	18,344
Techne Corp.	270	17,731
Humana, Inc.*	300	16,422
Gen-Probe, Inc.*	280	16,338
LifePoint Hospitals, Inc.*	440	16,170
AMERIGROUP Corp.*	360	15,811
Community Health Systems, Inc.*	400	14,948
STERIS Corp.	400	14,584
Hologic, Inc.*	748	14,077
Medicines Co.*	930	13,141
BioMarin Pharmaceutical, Inc.*	480	12,926
Thoratec Corp.*	440	12,461
Omnicare, Inc.	490	12,441
Alkermes, Inc.*	900	11,052
Martek Biosciences Corp.*	320	10,016
Vertex Pharmaceuticals, Inc.*	280	9,808
Alexion Pharmaceuticals, Inc.*	120	9,666
Incyte Corporation Ltd.*	560	9,274
Accelrys, Inc.*	1,003	8,325
Medicis Pharmaceutical Corp. — Class A	310	8,305
Maxygen, Inc.	1,210	4,755
Charles River Laboratories International, Inc.*	130	4,620
Health Management Associates, Inc. — Class A*	400	3,816
Acorda Therapeutics, Inc.*	90	2,453
Codexis, Inc.*	226	2,396

Total Health Care		5,317,582

Consumer Staples — 5.7%
Procter & Gamble Co.	11,273	725,192
PepsiCo, Inc.	7,297	476,713
Coca-Cola Co.	6,700	440,659
Philip Morris International, Inc.	4,730	276,847
Nestle S.A.	4,576	268,183
Kimberly-Clark Corp.	2,900	182,816
CVS Caremark Corp.	5,068	176,214
Tesco plc	25,757	170,990
General Mills, Inc.	4,400	156,596
Kraft Foods, Inc. — Class A	4,425	139,432
Kellogg Co.	2,600	132,808
Wal-Mart Stores, Inc.	2,400	129,432
Colgate-Palmolive Co.	1,500	120,555
Avon Products, Inc.	3,800	110,428
Walgreen Co.	2,800	109,088
Altria Group, Inc.	4,200	103,404
Pernod-Ricard S.A.	1,080	101,596
Kroger Co.	3,800	84,968
Unilever plc	2,697	82,729
L’Oreal S.A.	545	60,537
Sysco Corp.	2,000	58,800
FamilyMart Company Ltd.	1,500	56,510
Kirin Holdings Company Ltd.	4,000	56,091
Campbell Soup Co.	1,500	52,125
Energizer Holdings, Inc.*	640	46,656
Whole Foods Market, Inc.	900	45,531
Archer-Daniels-Midland Co.	1,200	36,096
Dairy Crest Group plc	4,286	28,253
Boston Beer Company, Inc. — Class A*	260	24,723
BJ’s Wholesale Club, Inc.*	400	19,160
Kobayashi Pharmaceutical Company Ltd.	400	18,566
Bunge Ltd.	260	17,035
Tootsie Roll Industries, Inc.	499	14,456
House Foods Corp.	900	14,427
Alliance One International, Inc.*	3,360	14,246
Casey’s General Stores, Inc.	190	8,077
Pantry, Inc.*	320	6,355
Reed’s, Inc.*	1,610	3,220
Church & Dwight Company, Inc.	40	2,761

Total Consumer Staples		4,572,275

Materials — 2.8%
Freeport-McMoRan Copper & Gold, Inc. — Class B	1,969	236,457
Monsanto Co.	2,500	174,100

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 57

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series N (Managed Asset Allocation Series)

	Shares	Value
Rio Tinto, Ltd.	1,763	$153,986
BHP Billiton Ltd.	2,913	134,703
Praxair, Inc.	1,200	114,564
BASF SE	1,281	102,247
Umicore	1,472	76,596
International Paper Co.	2,700	73,548
Dow Chemical Co.	2,100	71,694
Vulcan Materials Co.	1,600	70,976
Eastman Chemical Co.	800	67,264
Wacker Chemie AG	380	66,352
United States Steel Co.	1,100	64,262
E. I. du Pont de Nemours & Co.	1,251	62,400
Nucor Corp.	1,400	61,348
Asahi Kasei Corp.	9,000	58,726
Sherwin-Williams Co.	700	58,625
Barrick Gold Corp.	1,000	53,180
Cliffs Natural Resources, Inc.	600	46,806
Potash Corporation of Saskatchewan, Inc.	300	46,449
Agnico-Eagle Mines Ltd.	600	46,020
Eurasian Natural Resources Corp. plc	2,621	42,917
Cemex S.A. de CV — Class Preference*	36,645	39,122
SSAB AB — Class A	2,311	38,878
Hitachi Chemical Company Ltd.	1,700	35,183
Clearwater Paper Corp.*	380	29,754
Allied Nevada Gold Corp.*	1,130	29,730
Kobe Steel Ltd.	11,000	27,898
LyondellBasell Industries N.V. — Class A*	800	27,520
Albemarle Corp.	480	26,774
Air Water, Inc.	2,000	25,534
Mosaic Co.	310	23,672
Koppers Holdings, Inc.	560	20,037
Arch Chemicals, Inc.	520	19,724
Steel Dynamics, Inc.	1,050	19,215
Cabot Corp.	500	18,825
Showa Denko KK	8,000	18,024
Myers Industries, Inc.	1,790	17,435
Tosoh Corp.	5,000	16,251
Domtar Corp.	193	14,653
Senomyx, Inc.*	2,010	14,331
Carpenter Technology Corp.	320	12,877
Martin Marietta Materials, Inc.	110	10,146
Haynes International, Inc.	240	10,039
American Vanguard Corp.	1,130	9,650
Air Products & Chemicals, Inc.	100	9,095

Total Materials		2,397,587

Telecommunication Services — 2.3%
AT&T, Inc.	26,592	781,273
Vodafone Group plc ADR	7,600	200,868
Telefonica S.A.	6,328	143,532
Crown Castle International Corp.*	2,960	129,737
Sprint Nextel Corp.*	24,500	103,635
American Tower Corp. — Class A*	1,630	84,173
America Movil SAB de CV ADR	1,400	80,276
Telecom Italia SpA	65,100	70,675
KDDI Corp.	10	57,741
Telstra Corporation Ltd.	14,268	40,680
NII Holdings, Inc.*	850	37,961
Hutchison Telecommunications
Hong Kong Holdings, Ltd.	74,000	22,659
NTELOS Holdings Corp.	630	12,002
SBA Communications
Corp. — Class A*	240	9,826
Leap Wireless International, Inc.*	240	2,942

Total Telecommunication Services		1,777,980

Utilities — 1.8%
AES Corp.*	11,500	140,070
Exelon Corp.	3,100	129,084
E.ON AG	3,373	103,429
CenterPoint Energy, Inc.	6,100	95,893
Scottish & Southern Energy plc	4,854	93,030
Entergy Corp.	1,200	84,996
Constellation Energy Group, Inc.	2,600	79,638
PPL Corp.	3,000	78,960
GDF Suez	2,030	72,873
Allegheny Energy, Inc.	2,500	60,600
FirstEnergy Corp.	1,500	55,530
Calpine Corp.*	3,700	49,358
Sempra Energy	900	47,232
TECO Energy, Inc.	2,500	44,500
NextEra Energy, Inc.	800	41,592
American Electric Power
Company, Inc.	900	32,382
Iberdrola Renovables S.A.	9,041	32,105
Alliant Energy Corp.	720	26,474
Southwest Gas Corp.	720	26,402
EDP — Energias do Brasil S.A.	1,100	25,651
OGE Energy Corp.	560	25,502
Public Service Enterprise Group, Inc.	800	25,448
Great Plains Energy, Inc.	1,130	21,911
EDF Energies Nouvelles S.A.	421	17,821
Dominion Resources, Inc.	400	17,088
GenOn Energy, Inc.*	4,174	15,903
National Fuel Gas Co.	240	15,749
NiSource, Inc.	800	14,096

Total Utilities		1,473,317

Total Common Stocks (Cost $43,145,810)		50,824,917

PREFERRED STOCKS — 0.0%
General Motors Co.
4.75% due 12/01/13*,†	200	10,822
Dana Holding Corp.
4.00%††,1,2	50	7,138

58 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)

	Shares	Value
Fannie Mae[3]
8.25% due 12/31/10*,†	1,050	$588

Total Preferred Stocks
(Cost $41,915)		18,548

WARRANTS†† — 0.0%
Anvil (Cl. A)[7,8]
$1.00, 02/28/12	333	6
Anvil (Cl. B)[7,8]
$1.00, 02/28/12	370	4

Total Warrants
(Cost $3,850)		10

SHORT TERM INVESTMENTS†† — 3.5%
T. Rowe Price Reserve Investment Fund	2,548,108	2,548,108
State Street General Account Money Market Fund	200,960	200,960

Total Short Term Investments
(Cost $2,749,068)		2,749,068

	Face
	Amount	Value
CORPORATE BONDS†† — 12.3%

Financials - 4.6%
Morgan Stanley
4.10% due 01/26/15	$110,000	111,597
6.00% due 04/28/15	100,000	108,300
4.00% due 07/24/15	100,000	100,519
4.20% due 11/20/14	10,000	10,216
Goldman Sachs Group, Inc.
6.15% due 04/01/18	235,000	258,780
3.70% due 08/01/15	30,000	30,567
7.50% due 02/15/19	20,000	23,320
6.00% due 06/15/20	15,000	16,210
JPMorgan Chase & Co.
6.00% due 01/15/18	205,000	228,933
3.70% due 01/20/15	5,000	5,174
Citigroup, Inc.
6.50% due 08/19/13	120,000	131,767
4.59% due 12/15/15	40,000	41,700
6.13% due 05/15/18	30,000	32,866
5.38% due 08/09/20	25,000	25,975
Merrill Lynch & Company, Inc.
6.88% due 04/25/18	85,000	93,020
5.45% due 02/05/13	35,000	36,918
7.75% due 05/14/38	35,000	36,324
General Electric Capital Corp.
1.88% due 09/16/13	110,000	110,058
2.25% due 11/09/15	45,000	43,261
SLM Corp.
8.45% due 06/15/18	25,000	25,984
5.38% due 05/15/14	25,000	25,123
5.05% due 11/14/14	25,000	23,892
5.13% due 08/27/12	15,000	15,311
Ally Financial, Inc.
8.00% due 03/15/20	25,000	27,313
7.50% due 09/15/20[1,2]	25,000	26,219
6.25% due 12/01/17[1,2]	25,000	25,000
Svensk Exportkredit AB
5.13% due 03/01/17	70,000	77,637
Simon Property Group, LP
5.75% due 12/01/15	55,000	61,103
Wachovia Corp.
5.75% due 02/01/18	55,000	61,067
PNC Funding Corp.
5.63% due 02/01/17	35,000	37,413
4.38% due 08/11/20	20,000	19,766
International Lease Finance Corp.
8.63% due 09/15/15[1,2]	25,000	26,875
6.63% due 11/15/13	25,000	25,531
International Lease Finance Corp.
8.25% due 12/15/20	50,000	51,500
Fifth Third Bancorp
8.25% due 03/01/38	25,000	28,771
6.25% due 05/01/13	20,000	21,678
Capital One Capital IV
6.75% due 02/17/37[1]	50,000	49,375
Principal Life Global Funding I
5.13% due 10/15/13[1,2]	45,000	48,356
Bank of America Corp.
5.65% due 05/01/18	25,000	25,544
6.50% due 08/01/16	20,000	21,702
Nuveen Investments, Inc.
10.50% due 11/15/15	25,000	25,563
5.50% due 09/15/15	25,000	21,438
AMB Property, LP
4.50% due 08/15/17	25,000	24,999
6.63% due 12/01/19	20,000	21,943
Aflac, Inc.
8.50% due 05/15/19	20,000	24,730
6.90% due 12/17/39	20,000	21,480
Kinder Morgan Finance Company ULC
5.70% due 01/05/16	45,000	45,563
KeyCorp
3.75% due 08/13/15	45,000	45,149
Sun Life Financial Global Funding, LP
0.55% due 10/06/13[1,2,4]	45,000	44,306
Credit Suisse AG
5.40% due 01/14/20	40,000	40,851
E*Trade Financial Corp.
12.50% due 11/30/17	32,000	37,600

The accompanying notes are an integral part of the financial statements.	the Rydex|SGI sbl fund annual report | 59

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)

	Face
	Amount	Value
JP Morgan Chase Capital XXII
6.45% due 02/02/37	$35,000	$34,863
Berkshire Hathaway Finance Corp.
2.45% due 12/15/15	35,000	34,785
ACE INA Holdings, Inc.
5.70% due 02/15/17	30,000	32,894
Prudential Financial, Inc.
4.75% due 09/17/15	30,000	31,740
Pacific LifeCorp
6.00% due 02/10/20[1,2]	30,000	31,530
JPMorgan Chase Capital XXVII
7.00% due 11/01/39	30,000	31,411
Jefferies Group, Inc.
6.25% due 01/15/36	35,000	31,353
Discover Financial Services
10.25% due 07/15/19	25,000	31,030
Reckson Operating Partnership, LP
6.00% due 03/31/16	30,000	30,904
PartnerRe Finance B LLC
5.50% due 06/01/20	30,000	30,211
Principal Financial Group, Inc.
6.05% due 10/15/36	30,000	30,192
HBOS plc
6.00% due 11/01/33[1,2]	40,000	29,827
Hospitality Properties Trust
5.63% due 03/15/17	30,000	29,808
American International Group, Inc.
8.25% due 08/15/18	25,000	28,802
Goldman Sachs Capital I
6.35% due 02/15/34	30,000	28,586
ERP Operating, LP
5.25% due 09/15/14	25,000	27,264
GMAC, Inc.
8.00% due 11/01/31	25,000	26,938
Regency Centers, LP
5.88% due 06/15/17	15,000	15,995
6.00% due 06/15/20	10,000	10,258
Rouse Company, LP
6.75% due 11/09/15	25,000	25,874
HUB International Holdings, Inc.
10.25% due 06/15/15[1,2]	25,000	25,063
Icahn Enterprises, LP
7.75% due 01/15/16[1,2]	25,000	24,875
Kilroy Realty, LP
6.63% due 06/01/20	25,000	24,869
Allstate Corp.
7.45% due 05/16/19	20,000	24,273
Mack-Cali Realty, LP
7.75% due 08/15/19	20,000	23,275
WEA Finance LLC
7.50% due 06/02/14[1,2]	20,000	22,699
Duke Realty, LP
6.25% due 05/15/13	20,000	21,491
Federal Realty Investment Trust
6.00% due 07/15/12	20,000	21,225
Reinsurance Group of America, Inc.
6.45% due 11/15/19	15,000	15,831
5.63% due 03/15/17	5,000	5,195
ERAC USA Finance LLC
5.25% due 10/01/20[1,2]	20,000	20,337
American General Finance Corp.
6.90% due 12/15/17	25,000	20,188
Health Care REIT, Inc.
4.70% due 09/15/17	20,000	19,926
CNA Financial Corp.
5.88% due 08/15/20	20,000	19,913
BB&T Capital Trust II
6.75% due 06/07/36	20,000	19,838
Provident Companies, Inc.
7.00% due 07/15/18	15,000	16,205
USB Capital XIII Trust
6.63% due 12/15/39	15,000	15,321
Boston Properties, LP
4.13% due 05/15/21	15,000	14,221
BRE Properties, Inc.
5.20% due 03/15/21	10,000	10,090
Unum Group
5.63% due 09/15/20	10,000	10,038
Regions Financial Corp.
5.75% due 06/15/15	10,000	9,788
Travelers Companies, Inc.
3.90% due 11/01/20	10,000	9,714
Ventas Realty, LP
3.13% due 11/30/15	10,000	9,635
UnumProvident Finance Co. plc
6.85% due 11/15/15[1,2]	5,000	5,546
Lincoln National Corp.
4.30% due 06/15/15	5,000	5,151

		3,513,259

Industrials - 3.6%
Xerox Corp.
6.75% due 02/01/17	100,000	115,549
AmeriGas Partners, LP
7.13% due 05/20/16	100,000	103,500
DIRECTV Holdings LLC
5.88% due 10/01/19	45,000	48,908
7.63% due 05/15/16	25,000	27,719
3.55% due 03/15/15	25,000	25,398
Pemex Project Funding Master Trust
5.75% due 03/01/18	80,000	85,535
NBC Universal, Inc.
5.15% due 04/30/20[1,2]	60,000	62,196
5.95% due 04/01/41[1,2]	20,000	19,998
Univision Communications, Inc.
7.88% due 11/01/20[1,2]	25,000	26,250

60 | the Rydex|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)

	Face
	Amount	Value
8.50% due 05/15/21[1,2]	$25,000	$25,313
9.75% due 03/15/15[1,2]	17,652	19,064
Anheuser-Busch InBev Worldwide, Inc.
5.38% due 11/15/14[1,2]	60,000	66,105
Petrobras International Finance Co.
5.88% due 03/01/18	35,000	37,269
7.88% due 03/15/19	15,000	17,732
5.75% due 01/20/20	10,000	10,376
Telecom Italia Capital S.A.
6.18% due 06/18/14	30,000	31,904
5.25% due 11/15/13	30,000	31,254
Historic TW, Inc.
6.88% due 06/15/18	50,000	58,567
Lyondell Chemical Co.
11.00% due 05/01/18	25,000	28,313
8.00% due 11/01/17[1,2]	25,000	27,656
Intelsat Jackson Holdings S.A.
8.50% due 11/01/19[1,2]	50,000	54,375
News America, Inc.
6.40% due 12/15/35	45,000	48,348
6.15% due 03/01/37	5,000	5,213
HCA, Inc.
9.25% due 11/15/16	50,000	53,343
Telefonica Emisiones SAU
6.22% due 07/03/17	35,000	37,640
5.88% due 07/15/19	15,000	15,326
Verizon Virginia, Inc.
4.63% due 03/15/13	45,000	47,527
COX Communications, Inc.
7.13% due 10/01/12	20,000	21,934
8.38% due 03/01/39[1,2]	10,000	12,959
6.25% due 06/01/18[1,2]	10,000	11,169
Waste Management, Inc.
6.10% due 03/15/18	40,000	44,820
Verizon Global Funding Corp.
7.75% due 12/01/30	35,000	43,419
Crown Castle Towers LLC
6.11% due 01/15/20[1,2]	38,000	39,645
Delta Air Lines, Inc.
12.25% due 03/15/15[1,2]	25,000	28,188
7.75% due 12/17/19	9,762	10,811
Weatherford International Ltd.
6.75% due 09/15/40	35,000	36,759
Continental Airlines, Inc.
6.75% due 09/15/15[1,2]	25,000	25,750
7.25% due 11/10/19	9,724	10,842
Daimler Finance North America LLC
6.50% due 11/15/13	30,000	33,963
JC Penney Corporation, Inc.
9.00% due 08/01/12	30,000	32,475
Ford Motor Credit Company LLC
12.00% due 05/15/15	25,000	31,448
AngloGold Ashanti Holdings plc
5.38% due 04/15/20	30,000	31,200
Altria Group, Inc.
8.50% due 11/10/13	25,000	29,591
Digicel Ltd.
12.00% due 04/01/14[1,2]	25,000	29,063
Nielsen Finance LLC
11.63% due 02/01/14	25,000	28,938
Videotron Ltee
9.13% due 04/15/18	25,000	27,875
North American Energy Alliance LLC
10.88% due 06/01/16[1,2]	25,000	27,750
NII Capital Corp.
10.00% due 08/15/16	25,000	27,687
CSC Holdings LLC
8.50% due 04/15/14	25,000	27,469
CC Holdings GS V LLC
7.75% due 05/01/17[1,2]	25,000	27,313
SBA Telecommunications, Inc.
8.25% due 08/15/19	25,000	27,313
Allison Transmission, Inc.
11.25% due 11/01/15[1,2]	25,000	27,250
Momentive Performance Materials, Inc.
11.50% due 12/01/16	25,000	27,125
Ticketmaster Entertainment LLC
10.75% due 08/01/16	25,000	27,063
Huntsman International LLC
8.63% due 03/15/21[1,2]	25,000	27,000
Clearwire Communications LLC
12.00% due 12/01/15[1,2]	25,000	26,938
Ball Corp.
7.13% due 09/01/16	25,000	26,937
Case New Holland, Inc.
7.75% due 09/01/13	25,000	26,875
Bausch & Lomb, Inc.
9.88% due 11/01/15	25,000	26,750
Georgia-Pacific LLC
7.13% due 01/15/17[1,2]	25,000	26,625
Sprint Capital Corp.
8.38% due 03/15/12	25,000	26,438
Neiman Marcus Group, Inc.
10.38% due 10/15/15	25,000	26,406
Steel Dynamics, Inc.
7.38% due 11/01/12	25,000	26,375
Hertz Corp.
10.50% due 01/01/16	25,000	26,375
QVC, Inc.
7.50% due 10/01/19[1,2]	25,000	26,313
CHS
8.88% due 07/15/15	25,000	26,250
Associated Materials LLC
9.13% due 11/01/17[1,2]	25,000	26,125

The accompanying notes are an integral part of the financial statements.	the Rydex|SGI sbl fund annual report | 61

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)

	Face
	Amount	Value
Spirit Aerosystems, Inc.
7.50% due 10/01/17	$25,000	$26,000
Cricket Communications, Inc.
7.75% due 05/15/16	25,000	25,938
TransDigm, Inc.
7.75% due 12/15/18[1,2]	25,000	25,875
US Foodservice
10.25% due 06/30/15[1,2]	25,000	25,875
Seminole Indian Tribe of Florida
7.75% due 10/01/17[1,2]	25,000	25,813
Hughes Network Systems LLC
9.50% due 04/15/14	25,000	25,781
FMG Resources August 2006 Pty, Ltd.
7.00% due 11/01/15[1,2]	25,000	25,625
Host Hotels & Resorts, LP
6.75% due 06/01/16	25,000	25,531
TCM Sub LLC
3.55% due 01/15/15[1,2]	25,000	25,517
CDW LLC
8.00% due 12/15/18[1,2]	25,000	25,500
West Corp.
7.88% due 01/15/19[1,2]	25,000	25,438
CCO Holdings LLC
7.25% due 10/30/17	25,000	25,375
Dunkin Finance Corp.
9.63% due 12/01/18[1,2]	25,000	25,250
Warner Chilcott Company LLC
7.75% due 09/15/18[1,2]	25,000	25,250
Seagate Technology HDD Holdings
6.80% due 10/01/16	25,000	25,125
Connacher Oil and Gas Ltd.
10.25% due 12/15/15[1,2]	25,000	25,125
Russel Metals, Inc.
6.38% due 03/01/14	25,000	25,000
Time Warner, Inc.
7.70% due 05/01/32	20,000	24,414
Commercial Vehicle Group, Inc.
13.00% due 02/15/13[7,8]	22,768	24,270
Burlington Northern Santa Fe LLC
5.05% due 03/01/41	25,000	23,247
Enterprise Products Operating LLC
6.30% due 09/15/17	20,000	22,568
Invista
9.25% due 05/01/12[1,2]	22,000	22,385
Roper Industries, Inc.
6.25% due 09/01/19	20,000	22,137
Holcim US Finance Sarl & Cie SCS
6.00% due 12/30/19[1,2]	20,000	20,769
Discovery Communications LLC
3.70% due 06/01/15	20,000	20,707
Macy’s Retail Holdings, Inc.
5.35% due 03/15/12	20,000	20,650
Bunge North America Finance, LP
5.90% due 04/01/17	20,000	20,583
Southwest Airlines Co.
5.13% due 03/01/17	20,000	20,074
BP Capital Markets plc
3.13% due 10/01/15	20,000	19,986
NuStar Logistics, LP
4.80% due 09/01/20	20,000	19,397
West Penn Power Co.
5.95% due 12/15/17[1,2]	15,000	16,537
GATX Corp.
3.50% due 07/15/16	15,000	14,857
Cooper US, Inc.
2.38% due 01/15/16	15,000	14,796
El Paso Natural Gas Co.
5.95% due 04/15/17	13,000	13,944
Comcast Cable Communications Holdings, Inc.
8.38% due 03/15/13	11,000	12,517
Nabors Industries, Inc.
6.15% due 02/15/18	10,000	10,674
Delta Air Lines 2010-2 Class A
Pass Through Trust
4.95% due 05/23/19	10,000	10,025
Continental Airlines 2010-1 Class A Pass Through Trust
4.75% due 01/12/21	10,000	9,975
Celulosa Arauco y Constitucion S.A.
5.00% due 01/21/211,2	10,000	9,827
Southern Copper Co.
5.38% due 04/16/20	5,000	5,055

		3,059,016

Utilities — 1.3%
Texas Gas Transmission LLC
5.50% due 04/01/13[1,2]	50,000	53,754
Public Service Electric & Gas Co.
5.70% due 12/01/36	50,000	53,157
Southern California Edison Co.
5.50% due 03/15/40	50,000	51,846
PacifiCorp
6.25% due 10/15/37	40,000	45,330
Tampa Electric Co.
6.15% due 05/15/37	40,000	42,149
Plains All American Pipeline, LP
5.75% due 01/15/20	20,000	21,303
6.50% due 05/01/18	15,000	16,797
Constellation Energy Group, Inc.
5.15% due 12/01/20	35,000	34,457
Black Hills Corp.
6.50% due 05/15/13	30,000	32,201
El Paso Corp.
12.00% due 12/12/13	25,000	31,250

62 | the Rydex|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)

	Face
	Amount	Value
Nevada Power Co.
7.13% due 03/15/19	$25,000	$29,448
Allegheny Energy Supply Company LLC
6.75% due 10/15/39[1,2]	30,000	28,712
Georgia Power Co.
4.75% due 09/01/40	30,000	27,794
Consumers Energy Co.
6.00% due 02/15/14	25,000	27,697
AES Corp.
7.75% due 03/01/14	25,000	26,688
Westar Energy, Inc.
5.10% due 07/15/20	25,000	26,443
Kinder Morgan, Inc.
6.50% due 09/01/12	25,000	26,312
FirstEnergy Solutions Corp.
4.80% due 02/15/15	25,000	26,252
Appalachian Power Co.
6.38% due 04/01/36	25,000	26,038
Pinnacle Foods Finance LLC
9.25% due 04/01/15	25,000	26,031
Massachusetts Electric Co.
5.90% due 11/15/39[1,2]	25,000	25,915
Energy Future Intermediate Holding Company LLC
10.00% due 12/01/20	25,000	25,782
Regency Energy Partners, LP
6.88% due 12/01/18	25,000	25,313
MarkWest Energy Partners, LP
6.75% due 11/01/20	25,000	25,000
Calpine Corp.
7.50% due 02/15/21[1,2]	25,000	24,625
Teco Finance, Inc.
5.15% due 03/15/20	20,000	20,735
LG&E and KU Energy LLC
2.13% due 11/15/15[1,2]	20,000	19,186
Enterprise Products Operating LLC
7.55% due 04/15/38	15,000	17,985
Express Scripts, Inc.
6.25% due 06/15/14	15,000	16,769
Public Service Company of Oklahoma
5.15% due 12/01/19	15,000	15,705
Exelon Generation Company LLC
6.25% due 10/01/39	15,000	15,096
Dominion Resources, Inc.
2.25% due 09/01/15	15,000	14,783
Northern States Power Co.
5.35% due 11/01/39	14,000	14,415
Enogex LLC
6.25% due 03/15/20[1,2]	10,000	10,681
Nisource Finance Corp.
6.25% due 12/15/40	10,000	10,166
AGL Capital Corp.
5.25% due 08/15/19	5,000	5,280

		941,095

Energy — 1.0%
Valero Energy Corp.
6.13% due 06/15/17	55,000	59,288
Williams Partners, LP
6.30% due 04/15/40	25,000	26,022
4.13% due 11/15/20	20,000	18,944
Buckeye Partners, LP
5.50% due 08/15/19	25,000	26,401
6.05% due 01/15/18	15,000	16,555
Hess Corp.
7.88% due 10/01/29	20,000	25,101
6.00% due 01/15/40	15,000	15,722
Marathon Oil Corp.
6.00% due 10/01/17	35,000	39,752
Apache Corp.
5.10% due 09/01/40	40,000	38,865
Canadian Natural Resources Ltd.
6.25% due 03/15/38	35,000	38,672
Encana Corp.
6.50% due 08/15/34	35,000	38,216
EOG Resources, Inc.
5.88% due 09/15/17	25,000	28,350
2.50% due 02/01/16	10,000	9,775
Talisman Energy, Inc.
3.75% due 02/01/21	35,000	32,911
Petrohawk Energy Corp.
10.50% due 08/01/14	25,000	28,500
Southwestern Energy Co.
7.50% due 02/01/18	25,000	28,188
Cie Generale de Gelphysique-Veritas
9.50% due 05/15/16	25,000	27,250
Diamond Offshore Drilling, Inc.
5.15% due 09/01/14	25,000	27,189
Energy Transfer Equity, LP
7.50% due 10/15/20	25,000	25,750
Concho Resources, Inc.
7.00% due 01/15/21	25,000	25,625
Berry Petroleum Co.
6.75% due 11/01/20	25,000	25,125
Exterran Holdings, Inc.
7.25% due 12/01/18[1,2]	25,000	24,875
Magellan Midstream Partners, LP
6.55% due 07/15/19	20,000	22,800
Enbridge Energy Partners, LP
5.20% due 03/15/20	10,000	10,481
5.50% due 09/15/40	10,000	9,507
Anadarko Petroleum Corp.
6.38% due 09/15/17	5,000	5,447

		675,311

The accompanying notes are an integral part of the financial statements.	the Rydex|SGI sbl fund annual report | 63

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)

	Face
	Amount	Value
Consumer Discretionary — 0.6%
MDC Holdings, Inc.
5.50% due 05/15/13	$55,000	$57,656
Sirius XM Radio, Inc.
8.75% due 04/01/15[1,2]	50,000	54,124
Comcast Corp.
5.70% due 05/15/18	40,000	44,021
Home Depot, Inc.
5.40% due 03/01/16	35,000	39,221
McClatchy Company
11.50% due 02/15/17	25,000	28,094
MGM Resorts International
10.38% due 05/15/14	25,000	28,063
British Sky Broadcasting Group plc
6.10% due 02/15/18[1,2]	25,000	27,888
Pantry, Inc.
7.75% due 02/15/14	25,000	25,125
Lowe’s Companies, Inc.
2.13% due 04/15/16	25,000	24,449
Hanesbrands, Inc.
6.38% due 12/15/20[1,2]	25,000	23,750
Time Warner Cable, Inc.
5.40% due 07/02/12	20,000	21,233
Omnicom Group, Inc.
4.45% due 08/15/20	20,000	19,571
Grupo Televisa S.A.
6.63% due 01/15/40	15,000	16,244
AutoZone, Inc.
4.00% due 11/15/20	15,000	14,167
Stanley Black & Decker, Inc.
5.20% due 09/01/40	15,000	14,095

		437,701

Materials — 0.4%
Freeport-McMoRan Copper & Gold, Inc.
8.38% due 04/01/17	70,000	77,438
Dow Chemical Co.
8.55% due 05/15/19	30,000	37,597
2.50% due 02/15/16	15,000	14,407
4.25% due 11/15/20	15,000	14,368
ArcelorMittal
3.75% due 08/05/15	45,000	45,375
Celulosa Arauco y Constitucion S.A.
5.13% due 07/09/13	40,000	41,915
Teck Resources Ltd.
10.25% due 05/15/16	15,000	18,563
9.75% due 05/15/14	10,000	12,514
3.85% due 08/15/17	5,000	5,072
Solutia, Inc.
8.75% due 11/01/17	25,000	27,375
Ryerson Holding Corp.
0.00% due 02/01/15	50,000	22,375

		316,999

Telecommunication Services — 0.4%
AT&T, Inc.
5.63% due 06/15/16	50,000	56,064
6.45% due 06/15/34	50,000	52,999
Sprint Nextel Corp.
8.38% due 08/15/17	50,000	53,624
America Movil S.A. de CV
6.38% due 03/01/35	45,000	49,323
American Tower Corp.
7.25% due 05/15/19	28,000	31,641
Windstream Corp.
8.63% due 08/01/16	25,000	26,313

		269,964

Health Care — 0.2%
WellPoint, Inc.
5.00% due 01/15/11	30,000	30,032
4.35% due 08/15/20	5,000	4,961
Talecris Biotherapeutics Holdings Corp.
7.75% due 11/15/16	25,000	27,125
AmerisourceBergen Corp.
4.88% due 11/15/19	25,000	25,494
Cardinal Health, Inc.
4.63% due 12/15/20	25,000	24,944
DaVita, Inc.
6.38% due 11/01/18	25,000	24,875
Valeant Pharmaceuticals International
7.00% due 10/01/20[1,2]	25,000	24,688
Life Technologies Corp.
4.40% due 03/01/15	20,000	20,783
Life Technologies Corp.
3.50% due 01/15/16	20,000	19,939
Agilent Technologies, Inc.
5.00% due 07/15/20	10,000	10,151
Medco Health Solutions, Inc.
2.75% due 09/15/15	10,000	9,921
UnitedHealth Group, Inc.
3.88% due 10/15/20	10,000	9,540

		232,453

Consumer Staples — 0.1%
Altria Group, Inc.
4.13% due 09/11/15	45,000	47,051
9.25% due 08/06/19	5,000	6,525
Coca-Cola Co.
1.50% due 11/15/15	40,000	38,394
Reynolds American, Inc.
7.25% due 06/01/13	30,000	33,380
Kraft Foods, Inc.
6.50% due 02/09/40	25,000	28,016
Rite Aid Corp.
10.25% due 10/15/19	25,000	25,969

64 | the Rydex|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series N (Managed Asset Allocation Series)

	Face
	Amount	Value
Church & Dwight Company, Inc.
3.35% due 12/15/15	$5,000	$5,016

		184,351

Information Technology — 0.0%
Xerox Corp.
6.35% due 05/15/18	25,000	28,181
5.50% due 05/15/12	15,000	15,843
Broadcom Corp.
2.38% due 11/01/15[1,2]	10,000	9,734

		53,758

Total Corporate Bonds
(Cost $9,158,671)		9,683,907

FOREIGN GOVERNMENT BONDS†† — 0.2%
South Africa Government International Bond
6.50% due 06/02/14	65,000	73,125
Mexico Government International Bond
6.38% due 01/16/13	45,000	49,163
Brazilian Government International Bond
11.00% due 08/17/40	35,000	47,058
Poland Government International Bond
3.88% due 07/16/15	20,000	20,327

Total Foreign Government Bonds
(Cost $169,969)		189,673

MORTGAGE BACKED SECURITIES†† — 12.0%
Fannie Mae[3]
#889829, 5.00% due 07/01/35	259,716	274,852
#AE0548, 4.50% due 11/01/40	258,780	265,873
#808951, 6.00% due 01/01/35	240,556	262,516
#725946, 5.50% due 11/01/34	243,080	261,635
#745554, 6.50% due 03/01/36	222,623	251,713
#AE1761, 4.00% due 09/01/40	208,177	207,302
#AA5588, 4.50% due 06/01/39	191,412	197,256
#725704, 6.00% due 08/01/34	171,440	188,859
#903812, 5.50% due 12/01/36	161,446	173,115
#AE4680, 4.00% due 11/01/40	153,220	152,576
#933890, 5.00% due 04/01/23	130,010	137,993
#AA0774, 4.50% due 04/01/24	118,910	124,707
#888884, 5.50% due 12/01/35	108,747	117,898
#AD6061, 5.00% due 07/01/40	108,015	113,634
#833174, 5.16% due 09/01/35[4]	100,599	106,645
#932633, 4.50% due 03/01/40	82,124	84,631
#AE3716, 4.50% due 12/01/40	77,000	79,110
#AD7859, 5.00% due 06/01/40	69,241	72,843
#938883, 5.00% due 06/01/37	68,124	71,690
#AE0098, 5.50% due 02/01/38	65,421	70,375
#AD6437, 5.00% due 06/01/40	61,798	65,399
#545759, 6.50% due 07/01/32	56,914	63,284
#889543, 5.50% due 08/01/37	58,107	62,198
#AE7763, 4.00% due 11/01/25	59,698	61,713
#932530, 5.50% due 12/01/35	55,362	59,588
#804395, 5.50% due 12/01/34	49,394	53,226
#AD5995, 5.00% due 06/01/40	50,448	53,073
#AD0441, 6.00% due 10/01/39	48,619	52,906
#983288, 6.00% due 05/01/38	44,479	48,373
#AE3385, 4.50% due 11/01/40	46,915	48,201
#AE9254, 4.50% due 11/01/40	45,929	47,188
#974321, 6.00% due 01/01/33	40,918	44,500
#842123, 5.50% due 10/01/35	41,053	44,148
#972155, 6.00% due 02/01/38	40,247	43,770
#745406, 6.00% due 03/01/21	39,423	43,002
FNR 2006-35 GK, 6.00% due 08/25/32	39,026	40,035
#A94605, 4.00% due 10/01/40	39,794	39,546
#AE5112, 4.00% due 10/01/40	37,353	37,196
#AE7537, 5.00% due 10/01/40	34,911	36,727
#845354, 5.50% due 01/01/36	34,133	36,707
#745412, 5.50% due 12/01/35	33,616	36,182
#AE0549, 5.50% due 05/01/40	33,021	35,408
#AD7156, 4.50% due 07/01/25	33,683	35,388
#995564, 5.00% due 12/01/19	31,819	34,071
#964926, 6.00% due 08/01/38	31,132	33,857
#685202, 5.50% due 04/01/18	31,365	33,840
#AB1424, 5.00% due 09/01/40	31,857	33,514
#900362, 6.00% due 09/01/36	29,583	32,247
#AH0258, 4.50% due 12/01/40	30,960	31,808
#AA9346, 4.50% due 08/01/39	30,794	31,734
#555417, 6.00% due 05/01/33	28,041	30,890
#AH0943, 4.00% due 12/01/40	30,000	29,874
#893353, 6.00% due 09/01/36	26,731	29,305
#AE6443, 4.00% due 11/01/40	27,978	27,861
#790788, 6.00% due 09/01/34	24,310	26,721
#AE4834, 5.00% due 10/01/40	24,932	26,229
#AE7658, 4.00% due 10/01/40	25,865	25,756
#AE1592, 5.50% due 09/01/40	23,820	25,497
#AE7685, 4.00% due 10/01/40	24,841	24,736
#896329, 6.50% due 09/01/36	21,919	24,564
#255459, 6.00% due 11/01/34	22,005	24,137
#745216, 2.57% due 11/01/35[4]	22,837	23,912
#AE0105, 5.50% due 02/01/38	21,650	23,292
#791574, 6.00% due 08/01/34	20,642	22,738
#796104, 5.50% due 10/01/34	21,031	22,652
#AE2847, 4.00% due 10/01/40	22,492	22,397
#735502, 6.00% due 04/01/35	20,274	22,239
#AE8283, 4.00% due 11/01/40	21,962	21,869
#790237, 6.00% due 08/01/34	19,556	21,526
#888010, 5.98% due 09/01/36[4]	19,596	21,055
#790629, 6.00% due 09/01/34	19,148	21,055
#AB1479, 5.00% due 09/01/40	19,908	20,944
#905196, 5.90% due 12/01/36[4]	19,554	20,684
#AE9739, 4.00% due 12/01/40	19,977	19,893
#745418, 5.50% due 04/01/36	18,370	19,755
#850863, 5.29% due 12/01/35[4]	17,998	19,205
#790044, 6.00% due 08/01/34	17,267	18,986
#AE7996, 4.50% due 11/01/40	17,746	18,233
#AE4438, 4.00% due 10/01/40	17,958	17,882
#AE4971, 4.00% due 11/01/40	17,899	17,824

The accompanying notes are an integral part of the financial statements.	the Rydex|SGI sbl fund annual report | 65

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund

December 31, 2010	Series N (Managed Asset Allocation Series)

	Face
	Amount	Value

#MLM5W1, 0.76% due 09/25/35[4]	$19,570	$17,580
#AB1461, 4.00% due 09/01/40	15,773	15,716
#AD7406, 5.00% due 07/01/40	14,621	15,382
#AD5001, 5.00% due 08/01/40	13,899	14,622
#AB1963, 4.00% due 12/01/40	13,966	13,908
#AE4046, 4.00% due 10/01/40	13,757	13,700
#AE7909, 4.50% due 11/01/40	12,980	13,336
#254550, 6.50% due 12/01/32	11,714	13,172
#257407, 6.00% due 10/01/38	11,544	12,559
#1B3203, 5.90% due 01/01/37[4]	11,514	12,182
#357280, 6.50% due 05/01/17	10,535	11,527
#745946, 5.50% due 11/01/36	9,953	10,673
#AE8031, 4.50% due 11/01/40	9,985	10,259
#AH1353, 4.00% due 01/01/41	10,000	9,958
#AE1110, 4.00% due 10/01/40	9,906	9,865
#AE3480, 4.50% due 11/01/40	9,000	9,247
#AE8655, 4.50% due 11/01/40	8,989	9,235
#AE8002, 4.50% due 11/01/40	8,988	9,234
#923129, 5.50% due 08/01/34	8,521	9,171
#790217, 6.00% due 08/01/34	8,323	9,161
#AE1020, 4.00% due 10/01/40	8,971	8,933
#650075, 6.50% due 07/01/32	7,749	8,713
#725098, 5.50% due 12/01/18	7,872	8,494
#AE8081, 4.50% due 12/01/40	7,988	8,207
#357748, 5.50% due 04/01/35	7,472	8,035
#AE4786, 4.00% due 10/01/40	7,975	7,942
#789885, 5.50% due 07/01/19	7,046	7,601
#868728, 6.50% due 04/01/36	6,338	7,047
#AA4740, 4.00% due 10/01/40	6,974	6,945
#AE4889, 4.00% due 10/01/40	6,904	6,875
#995023, 5.50% due 08/01/37	6,032	6,487
#848522, 5.49% due 12/01/35[4]	5,931	6,326
#725528, 5.50% due 04/01/19	5,670	6,117
#AE1027, 4.00% due 10/01/40	5,982	5,957
#AE6995, 4.00% due 10/01/40	5,980	5,955
#AE1021, 4.00% due 10/01/40	5,946	5,921
#981614, 5.00% due 06/01/23	4,002	4,248
#889565, 5.50% due 08/01/37	2,831	3,047
#254234, 5.50% due 03/01/17	2,127	2,291
#254140, 5.50% due 01/01/17	2,011	2,166
#555345, 5.50% due 02/01/18	2,009	2,164
#625931, 5.50% due 01/01/17	1,568	1,689
FNS 319 2, 6.50% due 02/01/32[5,8]	6,494	1,318
Freddie Mac[3]
#G04814, 5.50% due 10/01/38	307,449	328,022
#G05955, 5.00% due 08/01/40	295,838	310,456
#G03156, 5.50% due 08/01/37	181,633	193,787
#G01805, 4.50% due 04/01/35	176,754	182,601
#A93948, 4.50% due 09/01/40	166,478	170,755
#A93748, 4.00% due 09/01/40	103,507	102,861
#J03615, 6.00% due 10/01/21	92,606	101,650
#A21263, 4.50% due 04/01/34	95,643	98,668
#A91160, 4.50% due 02/01/40	82,845	85,232
#A91703, 4.50% due 04/01/40	52,272	53,615
#D86309, 5.00% due 11/01/33	49,974	52,757
#J02272, 5.50% due 07/01/20	44,448	48,052
#A93101, 5.00% due 07/01/40	42,528	44,629
#1G1353, 5.93% due 12/01/36[4]	36,098	38,814
#J02554, 5.50% due 09/01/20	32,894	35,603
#A90052, 4.50% due 12/01/39	33,448	34,412
#J03203, 6.00% due 08/01/21	25,575	27,936
#G08421, 4.00% due 10/01/40	26,789	26,622
#A12118, 5.00% due 08/01/33	19,923	21,032
#1G1762, 5.05% due 11/01/35[4]	19,630	20,904
#J03672, 6.00% due 11/01/21	14,990	16,454
#E99933, 5.00% due 10/01/18	13,670	14,577
#B19214, 5.50% due 04/01/20	13,448	14,522
#A91947, 5.00% due 04/01/40	8,147	8,549
#1G0661, 5.42% due 01/01/36[4]	6,285	6,715
#E01341, 5.50% due 03/01/18	3,406	3,674
#B10343, 5.00% due 11/01/18	2,946	3,141
#C68205, 7.00% due 06/01/32	1,935	2,207
#1B0527, 2.94% due 09/01/32[4]	1,046	1,046
FHR 2614 IH, 4.50% due 05/15/16[5,8]	14,886	221
Ginnie Mae
G2 4854, 4.50% due 11/20/40	224,592	233,480
#615278, 5.00% due 07/15/33	55,639	59,382
#605561, 5.50% due 11/15/34	28,561	31,020
G2 3517, 6.00% due 02/20/34	17,748	19,596
G2 3530, 5.50% due 03/20/34	13,612	14,722
G2 3529, 5.00% due 03/20/34	8,162	8,725
G2 3295, 5.50% due 10/20/32	5,985	6,485
G2 3490, 6.50% due 12/20/33	4,789	5,408
#781312, 7.00% due 12/15/13	4,612	4,817
G2 2102, 8.00% due 10/20/25	568	668
#780766, 7.00% due 03/15/13	4	4
Bank of America Commercial Mortgage, Inc.
2005-3, 4.50% due 07/10/43	158,071	159,227
2003-1, 4.65% due 09/11/36	75,000	78,608
Morgan Stanley Dean Witter Capital I
2002-TOP7, 5.98% due 01/15/39	192,049	200,786
Commercial Mortgage Loan Trust
2008-LS1, 6.01% due 12/10/49[4]	175,000	185,955
Citigroup
2005-CD1, 5.40% due 07/15/44[4]	169,861	180,753
JP Morgan Chase Commercial Mortgage Securities Corp.
5.55% due 05/12/45	80,000	85,471
2004-LDP4, 4.82% due 10/15/42[4]	66,289	69,479
Bear Stearns Commercial Mortgage Securities
2006-PW13, 5.54% due 09/11/41	61,000	65,465
2005-PWR9, 4.87% due 09/11/42	43,000	45,298
Credit Suisse Mortgage Capital Certificates
2006-C4, 5.47% due 09/15/39	100,000	104,878

66 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund

December 31, 2010	Series N (Managed Asset Allocation Series)

	Face
	Amount	Value

GMAC Commercial Mortgage Securities, Inc.
2001-C2, 6.70% due 04/15/34	$99,515	$100,158
Bank of America Mortgage Securities, Inc.
2005-J, 5.25% due 11/25/35[4]	25,025	22,852
2004-A, 3.51% due 02/25/34[4]	18,212	16,730
2004-H, 3.16% due 09/25/34[4]	11,132	10,568
2004-I, 4.77% due 10/25/34[4]	5,625	5,518
2004-D, 2.95% due 05/25/34[4]	1,780	1,657
American Tower Trust
2007-1A, 5.96% due 04/15/37[1,2]	45,000	47,550
JP Morgan Mortgage Trust
3.01% due 07/25/35[4]	46,306	44,167
WaMu Mortgage Pass Trough Certificates
5.01% due 09/25/35[4]	12,200	11,177

Total Mortgage Backed Securities
(Cost $9,207,820)		9,468,846

U.S. GOVERNMENT SECURITIES† — 5.4%
U.S. Treasury Notes
1.75% due 08/15/12	1,240,000	1,265,478
2.63% due 07/31/14	630,000	658,891
2.25% due 05/31/14	630,000	651,705
2.63% due 04/30/16	635,000	650,032
2.63% due 08/15/20	455,000	431,362
1.00% due 08/31/11	185,000	185,932
U.S. Treasury Bond
4.63% due 02/15/40	275,000	288,063
United States Treasury Inflation Indexed Bonds
0.50% due 04/15/15	110,908	113,368

Total U.S. Government Securities
(Cost $4,252,677)		4,244,831

ASSET BACKED SECURITIES†† — 0.9%
GE Capital Credit Card Master Note Trust
3.69% due 07/15/15	114,000	118,418
CNH Wholesale Master Note Trust
1.96% due 07/15/15[1,2,4]	100,000	101,161
GE Equipment Midticket LLC
1.47% due 07/14/15[1,2]	100,000	99,107
World Financial Network Credit Card Master Trust
4.66% due 05/15/17	55,000	58,342
3.96% due 04/15/19	30,000	30,774
Ally Auto Receivables Trust
4.06% due 05/16/16[1,2]	60,000	62,273
Navistar Financial Corporation Owner Trust
4.17% due 10/20/14[1,2]	50,000	51,419
Triad Auto Receivables Owner Trust
5.52% due 11/12/12	50,815	50,884
Marriott Vacation Club Owner Trust
5.74% due 04/20/28[1,2]	33,402	34,945
5.36% due 10/20/28[1,2]	10,133	10,565
AmeriCredit Automobile Receivables Trust
2.73% due 03/09/15	34,000	34,588
CarMax Auto Owner Trust
5.18% due 12/15/16	25,000	26,016
Countrywide Asset-Backed Certificates
1.87% due 01/25/34[4]	19,570	13,811
Chase Funding Mortgage Loan Asset-Backed Certificates
5.60% due 09/25/31	5,846	3,280

Total Asset Backed Securities
(Cost $686,072)		695,583

MUNICIPAL BONDS†† — 0.8%
California - 0.1%
East Bay Municipal Utility District Revenue Bonds
5.87% due 06/01/40	40,000	39,073
Bay Area Toll Authority Revenue Bonds
6.26% due 04/01/49	25,000	24,702
Los Angeles Department of Airports Revenue Bonds
7.05% due 05/15/40	20,000	20,279
San Diego County Water Authority Revenue Bonds
6.14% due 05/01/49	15,000	15,021

		99,075

Illinois - 0.1%
Greater Chicago Metropolitan Water Reclamation District General Obligation Limited
5.72% due 12/01/38	40,000	39,742
Chicago Transit Authority Revenue Bonds
6.90% due 12/01/40	30,000	29,725
City of Chicago Illinois Revenue Bonds
6.40% due 01/01/40	20,000	18,875

		88,342

New York - 0.1%
New York City Transitional Finance Authority Revenue Bonds
5.51% due 08/01/37	45,000	43,324
New York City Housing Development Corporation Revenue Bonds
6.42% due 11/01/27	25,000	24,301
Metropolitan Transportation Authority Revenue Bonds
7.34% due 11/15/39	10,000	11,031

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 67

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund

December 31, 2010	Series N (Managed Asset Allocation Series)

	Face
	Amount	Value

City of New York NY
5.85% due 06/01/40	$10,000	$9,577

		88,233

Virginia - 0.1%
University of Virginia Revenue Bonds
5.00% due 09/01/40	45,000	43,205
Virginia Public Building Authority Revenue Bonds
5.90% due 08/01/30	35,000	34,885
Virginia Commonwealth Transportation Board Revenue Bonds
5.35% due 05/15/35	5,000	4,893

		82,983

Georgia - 0.1%
State of Georgia General Obligation Unlimited
5.00% due 10/01/14	55,000	62,380

Maryland - 0.1%
Maryland State Transportation Authority Revenue Bonds
5.75% due 07/01/41	40,000	40,155
5.89% due 07/01/43	20,000	20,742

		60,897

Florida - 0.1%
Florida State Board of Education Revenue Bonds
5.00% due 07/01/20	50,000	54,121

Utah - 0.1%
Utah Transit Authority Revenue Bonds
5.94% due 06/15/39	40,000	42,050

Kansas - 0.0%
Kansas Development Finance Authority Revenue Bonds
5.50% due 05/01/34	30,000	28,740

Oregon - 0.0%
State of Oregon General Obligation Unlimited
5.89% due 06/01/27	15,000	15,817

District Of Columbia - 0.0%
District of Columbia Revenue Bonds
5.59% due 12/01/34	10,000	9,978

Texas - 0.0%
Texas State Transportation Commission Revenue Bonds
5.18% due 04/01/30	10,000	9,907

Total Municipal Bonds
(Cost $673,211)		642,523

FEDERAL AGENCY NOTE†† - 0.0%
Federal Home Loan Bank[6]
5.60% due 06/28/11	10,000	10,251

Total Federal Agency Note
(Cost $10,000)		10,251

Total Investments - 99.7%
(Cost $70,099,063)		$78,528,157

Cash & Other Assets, Less Liabilities - 0.3%		205,424

Total Net Assets - 100.0%		$78,733,581

*	Non-income producing security

†	Value determined based on Level 1 inputs, except as noted — See Note 8.

††	Value determined based on Level 2 inputs, except as noted — See Note 8.

[1]	Security was acquired through a private placement.

[2]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $2,060,554 (cost $1,971,603), or 2.6% of total net assets.

[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[4]	Variable rate security. Rate indicated is rate effective at December 31, 2010.

[5]	Security is an interest-only strip. Rate indicated is effective yield at December 31, 2010.

[6]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[7]	All or portion of this security was fair valued by the Valuation Committee at December 31, 2010. The total market value of fair valued securities amounts to $24,370 (cost $27,779), or 0.03% of total net assets.

[8]	Illiquid security. ADR — American Depositary Receipt plc — Public Limited Company REIT — Real Estate Investment Trust

68 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series N (Managed Asset Allocation Series)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value*	$78,528,157
Cash	103
Cash denominated in a foreign currency, at value**	3,903
Receivables:
Fund shares sold	43,830
Securities sold	385,753
Interest	218,247
Dividends	54,352
Foreign taxes reclaim	9,297

Total assets	79,243,642

Liabilities:
Payable for:
Fund shares redeemed	45,713
Securities purchased	314,960
Management fees	66,508
Administration fees	9,976
Pricing fees	28,705
Transfer agent/maintenance fees	2,087
Custodian fees	15,850
Directors’ fees	2,516
Professional fees	14,620
Other	9,126

Total liabilities	510,061

Net Assets	$78,733,581

Net Assets Consist Of:
Paid in capital	$80,674,237
Undistributed net investment income	751,365
Accumulated net realized loss on investments	(11,121,906)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	8,429,885

Net assets	$78,733,581

Capital shares authorized	unlimited
Capital shares outstanding	3,958,712
Net asset value per share (net assets divided by shares outstanding)	$19.89

* Investments, at cost	$70,099,063
** Cash denominated in a foreign currency, at cost	3,112
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax $39,794)	$991,307
Interest	1,227,969

Total investment income	2,219,276

Expenses:
Management fees	772,349
Administration fees	115,852
Pricing fees	122,219
Transfer agent/maintenance fees	25,383
Custodian fees	74,010
Directors’ fees	8,011
Professional fees	9,112
Reports to shareholders	12,263
Other	6,673

Total expenses	1,145,872

Net investment income	1,073,404

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,295,629
Foreign currency transactions	(11,586)

Net realized gain	2,284,043

Net change in unrealized appreciation (depreciation) on:
Investments	4,503,867
Translation of assets and liabilities in foreign currencies	142

Net change in unrealized appreciation (depreciation)	4,504,009

Net realized and unrealized gain	6,788,052

Net increase in net assets resulting from operations	$7,861,456

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 69

STATEMENTS OF CHANGES	Rydex|SGI SBL Fund

IN NET ASSETS	Series N (Managed Asset Allocation Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,073,404	$1,274,392
Net realized gain (loss) on investments and foreign currency transactions	2,284,043	(6,695,196)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,504,009	22,082,468

Net increase in net assets resulting from operations	7,861,456	16,661,664

Capital Share Transactions:
Proceeds from sale of shares	12,578,193	9,550,796
Cost of shares redeemed	(21,137,677)	(23,202,268)

Net decrease from capital share transactions	(8,559,484)	(13,651,472)

Net increase (decrease) in net assets	(698,028)	3,010,192

Net Assets:
Beginning of year	79,431,609	76,421,417

End of year	$78,733,581	$79,431,609

Undistributed net investment income at end of year	$751,365	$976,274

Capital Share Activity:
Shares sold	691,770	629,934
Shares redeemed	(1,148,435)	(1,553,545)

Net decrease in shares	(456,665)	(923,611)

70 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund
Series N (Managed Asset Allocation Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$17.99	$14.31	$19.67	$18.55	$16.55

Income (loss) from investment operations:
Net investment income[a]	0.26	0.27	0.34	0.32	0.30
Net gain (loss) on investments and foreign currency (realized and unrealized)	1.64	3.41	(5.70)	0.80	1.70

Total from investment operations	1.90	3.68	(5.36)	1.12	2.00

Net asset value, end of period	$19.89	$17.99	$14.31	$19.67	$18.55

Total Return[b]	10.56%	25.63%	(27.25%)	6.04%	12.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,734	$79,432	$76,421	$117,423	$105,300

Ratios to average net assets:
Net investment income	1.40%	1.71%	1.94%	1.63%	1.63%
Total expenses	1.50%	1.66%	1.52%	1.41%	1.41%

Portfolio turnover rate	52%	46%	82%	75%	63%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 71

Rydex|SGI SBL Fund
MANAGERS’ COMMENTRY	Series O (All Cap Value Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series O (All Cap Value Series) returned 16.61%, in line with the benchmark Russell 3000® Value Index’s return of 16.23% and beating the Series’ peer group median return of 13.83%.
Our strategy is to buy companies, across the market capitalization spectrum, trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.
Financials, Industrials, and Health Care Top Performers
The portfolio’s three leading sectors were able to contribute to returns through both stock selection and the effect of asset allocation.
As usual, the financials sector was underweight, 20% to 28% for the index (Russell 3000® Value Index). The largest contributor was Class B shares of Berkshire Hathaway, Inc., which gained 26%. Other holdings in the sector adding value were Regions Financial Corp., JPMorgan Chase & Co., and American Financial Group, Inc.
The industrials sector benefited from a double-weight position, holding 22% of portfolio assets compared to 10% in the index. Power-One, Inc. soared 134% for the portfolio. Other top holdings included McDermott International, Inc., Union Pacific Corp., and Parker Hannifin Corp.
Health care was an overweight position for the portfolio and holdings outperformed those in the benchmark (Russell 3000® Value Index). The portfolio benefited from an underweight position in underperforming Merck & Co., Inc., while Genzyme Corp. gained 37%.
Information Technology, Consumer Discretionary, and Energy Disappoint
The portfolio’s information technology sector was overweight the index, 9% to 6%, but underperformed 10% to the benchmark’s 15% increase. Satyam Computer Services Ltd. was off 36%, while Computer Sciences Corp. and Hewlett-Packard Co. both declined by double-digits.
Returns for holdings in the consumer discretionary sector fell behind that of the index 21% to 28%. Dragging on performance were holdings in Lowe’s Cos. and Chico’s FAS, Inc., which lost 13%. Other underperforming securities included Time Warner, Inc. and Best Buy Co., Inc.
The energy sector trailed the benchmark, 18% to 26%, over the period. Goodrich Petroleum Corp. and Petrohawk Energy Corp. each produced negative returns, losing 28% and 24%, respectively. Other detractors were Chesapeake Energy Corp., Global Industries Ltd., and Southern Union Co.
Outlook
Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.
72 | the RYDEX| sgi sbl fund annual report

Rydex|SGI SBL Fund
MANAGERS‘ COMMENTRY (concluded)	Series O (All Cap Value Series)
December 31, 2010	(Unaudited)
We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.
Sincerely,
James Schier, CFA, Portfolio Manager
Mark Mitchell, CFA, Portfolio Manager
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Russell 3000® Value Index — measures the performance of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI sbl fund annual report | 73

Rydex|SGI SBL Fund
PERFORMANCE SUMMARY	Series O (All Cap Value Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series O (All Cap Value Series) on December 31, 2000, and reflects the fees and expenses of Series O. The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 06/01/1995)

	1 Year	5 Year	10 Year

Series O	16.61%	3.13%	4.29%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.
The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Common Stocks
Financials	16.4%
Industrials	16.2%
Energy	15.7%
Information Technology	13.7%
Consumer Discretionary	11.0%
Consumer Staples	7.6%
Health Care	6.4%
Utilities	4.8%
Materials	4.4%
Telecommunication Services	1.3%
Repurchase Agreement	1.4%
Options Written	-0.2%
Cash & Other Assets, Less Liabilities	1.3%

Total Net Assets	100.0%

74 | the RYDEX|SGI sbl fund annual report

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series O (All Cap Value Series)

	Shares	Value

COMMON STOCKS† - 97.5%

Financials - 16.4%
Berkshire Hathaway, Inc. — Class B*	42,900	$3,436,718
Wells Fargo & Co.	102,633	3,180,597
AON Corp.	63,300	2,912,433
JPMorgan Chase & Co.	56,000	2,375,520
Bank of New York Mellon Corp.	75,600	2,283,120
U.S. Bancorp	82,317	2,220,089
Hanover Insurance Group, Inc.	37,700	1,761,344
BB&T Corp.	62,400	1,640,497
W.R. Berkley Corp.	58,300	1,596,254
American Financial Group, Inc.[1]	47,800	1,543,462
Alleghany Corp.*	3,641	1,115,493
Associated Banc-Corp.	56,976	863,186
Reinsurance Group of America, Inc. — Class A	13,420	720,788
Employers Holdings, Inc.	33,000	576,840
First Marblehead Corp.*	153,005	332,021
First Horizon National Corp.*	27,204	320,465
Old National Bancorp	19,545	232,390
Wilmington Trust Corp.	35,000	151,900

Total Financials		27,263,117

Industrials - 16.2%
Equifax, Inc.	153,600	5,468,160
United Technologies Corp.	40,400	3,180,288
Babcock & Wilcox Co.*	72,900	1,865,511
FedEx Corp.	17,400	1,618,374
Quanta Services, Inc.*	73,000	1,454,160
GeoEye, Inc.*	33,900	1,437,021
USG Corp.*	79,100	1,331,253
Parker Hannifin Corp.	14,000	1,208,200
Covanta Holding Corp.	67,000	1,151,730
Insituform Technologies, Inc. — Class A*	37,300	988,823
General Cable Corp.*	28,000	982,520
URS Corp.*	23,200	965,352
Administaff, Inc.	29,500	864,350
Orbital Sciences Corp.*	48,821	836,304
Trex Company, Inc.*	34,800	833,808
Saia, Inc.*	39,000	647,010
FTI Consulting, Inc.*	15,500	577,840
Force Protection, Inc.*	103,589	570,775
Navigant Consulting, Inc.*	58,500	538,200
ICF International, Inc.*	11,100	285,492
United Stationers, Inc.*	2,495	159,206

Total Industrials		26,964,377

Energy - 15.7%
Chevron Corp.	41,200	3,759,500
ConocoPhillips	45,900	3,125,790
McDermott International, Inc.*,1	145,800	3,016,602
Williams Companies, Inc.	121,300	2,998,536
Chesapeake Energy Corp.	85,700	2,220,488
Halliburton Co.	50,500	2,061,915
Exxon Mobil Corp.	19,300	1,411,216
Global Industries Ltd.*	203,002	1,406,804
Southern Union Co.	50,900	1,225,163
Valero Energy Corp.[1]	43,800	1,012,656
Petrohawk Energy Corp.*	47,800	872,350
Plains Exploration & Production Co.*	26,960	866,494
USEC, Inc.*	124,070	746,901
Gulfport Energy Corp.*	31,900	690,635
Goodrich Petroleum Corp.*	30,046	530,011

Total Energy		25,945,061

Information Technology - 13.7%
Western Union Co.	244,700	4,544,080
Tyco Electronics Ltd.	115,600	4,092,240
Computer Sciences Corp.	67,300	3,338,080
Hewlett-Packard Co.	63,352	2,667,119
IXYS Corp.*	176,300	2,048,606
Synopsys, Inc.*	57,600	1,550,016
Power-One, Inc.*,1	131,256	1,338,811
Maxwell Technologies, Inc.*	68,700	1,297,743
Symmetricom, Inc.*	129,300	916,737
Satyam Computer Services Ltd. ADR*	164,036	478,985
FEI Co.*	13,300	351,253

Total Information Technology		22,623,670

Consumer Discretionary — 11.0%
Lowe’s Companies, Inc.	188,000	4,715,040
Time Warner, Inc.	98,466	3,167,651
JC Penney Company, Inc.	73,800	2,384,478
Cabela’s, Inc.*	79,237	1,723,405
Best Buy Company, Inc.	32,300	1,107,567
Maidenform Brands, Inc.*	37,600	893,752
Chico’s FAS, Inc.	70,000	842,100
Penn National Gaming, Inc.*	23,500	826,025
Brown Shoe Company, Inc.	45,920	639,666
Leggett & Platt, Inc.[1]	25,100	571,276
Jack in the Box, Inc.*	20,000	422,600
Scholastic Corp.	12,700	375,158
Fortune Brands, Inc.	6,000	361,500
Fred’s, Inc. — Class A	12,550	172,688

Total Consumer Discretionary		18,202,906

Consumer Staples — 7.6%
Wal-Mart Stores, Inc.	62,500	3,370,625
CVS Caremark Corp.	65,300	2,270,481
Hormel Foods Corp.	42,100	2,158,046
JM Smucker Co.	23,300	1,529,645
Bunge Ltd.	22,900	1,500,408
Ralcorp Holdings, Inc.*	13,400	871,134

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 75

SCHEDULE OF INVESTMENTS (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series O (All Cap Value Series)

	Shares	Value

Philip Morris International, Inc.	14,200	$831,126

Total Consumer Staples		12,531,465

Health Care — 6.4%
Hospira, Inc.*	46,600	2,595,154
Covidien plc	49,500	2,260,170
Aetna, Inc.	39,900	1,217,349
Mednax, Inc.*,1	17,500	1,177,575
Forest Laboratories, Inc.*	24,550	785,109
RehabCare Group, Inc.*	27,100	642,270
Merck & Company, Inc.	16,493	594,408
Genzyme Corp.*	6,500	462,800
Hologic, Inc.*	24,443	460,017
Medco Health Solutions, Inc.*	7,200	441,144

Total Health Care		10,635,996

Utilities — 4.8%
Edison International	112,700	4,350,220
NRG Energy, Inc.*	53,800	1,051,252
Great Plains Energy, Inc.	47,192	915,053
Black Hills Corp.	22,000	660,000
Allete, Inc.	15,618	581,927
American Water Works Company, Inc.	15,000	379,350

Total Utilities		7,937,802

Materials — 4.4%
Dow Chemical Co.	72,700	2,481,978
Bemis Company, Inc.	52,000	1,698,320
Louisiana-Pacific Corp.*	164,000	1,551,440
Sonoco Products Co.	29,900	1,006,733
Zoltek Companies, Inc.*	30,900	356,895
HB Fuller Co.	13,200	270,864

Total Materials		7,366,230

Telecommunication Services — 1.3%
Windstream Corp.	155,800	2,171,852

Total Common Stocks
(Cost $147,682,867)		161,642,476

REPURCHASE AGREEMENT†††,2 — 1.4%
UMB Financial Corp.
issued 12/31/10 at 0.09% due 01/03/11	$2,342,000	$2,342,000

Total Repurchase Agreement
(Cost $2,342,000)		2,342,000

Total Long Investments — 98.9%
(Cost $150,024,867)		$163,984,476

	CONTRACTS
OPTIONS WRITTEN† — (0.2)%
Call Options on:
Mednax, Inc.
Expiring February 2011 with strike price of $70.00	45	(4,050)
Power-One, Inc.
Expiring April 2011 with strike price of $13.00	152	(7,600)
Leggett & Platt, Inc.
Expiring March 2011 with strike price of $22.50	251	(27,610)
McDermott International, Inc.
Expiring January 2011 with strike price of $18.00	260	(66,300)
Valero Energy Corp.
Expiring January 2011 with strike price of $17.50	438	(254,040)

Total Call Options		(359,600)

Put Options on:
Brinker International, Inc.
Expiring January 2011 with strike price of $17.50	54	(540)
Plains Exploration & Production Co.
Expiring January 2011 with strike price of $30.00	152	(4,256)

Total Put Options		(4,796)

Total Options Written
(Premiums received $151,227)		$(364,396)

Cash & Other Assets, Less Liabilities — 1.3%		2,101,557

Total Net Assets - 100.0%		$165,721,637

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	All or a portion of this security is pledged as collateral for open written option contracts at December 31, 2010.

[2]	Repurchase Agreement — See Note 7.

ADR — American Depositary Receipt

plc — Public Limited Company

76 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series O (All Cap Value Series)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets:
Investments, at value*	$161,642,476
Repurchase agreement, at value**	2,342,000

Total investments	163,984,476
Cash	405
Receivables:
Fund shares sold	106,455
Securities sold	2,084,897
Dividends	177,770

Total assets	166,354,003

Liabilities:
Written options, at value***	364,396
Payable for:
Fund shares redeemed	107,486
Management fees	98,402
Administration fees	13,497
Transfer agent/maintenance fees	2,088
Custodian fees	1,978
Directors’ fees	7,331
Professional fees	22,428
Other	14,760

Total liabilities	632,366

Net Assets	$165,721,637

Net assets consist of:
Paid in capital	$180,018,042
Undistributed net investment income	1,084,849
Accumulated net realized loss on investments	(29,127,694)
Net unrealized appreciation on investments	13,746,440

Net assets	$165,721,637

Capital shares authorized	unlimited
Capital shares outstanding	7,423,258
Net asset value per share
(net assets divided by shares outstanding)	$22.32

*Investments, at cost	$147,682,867
**Repurchase agreement, at cost	2,342,000

Total cost	$150,024,867
*** Premiums received for written options	$151,227

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax $71)	$2,459,001
Interest	1,441

Total investment income	2,460,442

Expenses:
Management fees	1,116,412
Administration fees	152,007
Transfer agent/maintenance fees	25,412
Custodian fees	9,459
Directors’ fees	14,545
Professional fees	24,422
Reports to shareholders	28,734
Other	4,602

Total expenses	1,375,593

Net investment income	1,084,849

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,004,326
Options written	508,073

Net realized gain	1,512,399

Net change in unrealized appreciation (depreciation) on:
Investments	22,408,672
Options written	(180,889)

Net change in unrealized appreciation (depreciation)	22,227,783

Net realized and unrealized gain	23,740,182

Net increase in net assets resulting from operations	$24,825,031

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 77

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series O (All Cap Value Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,084,849	$1,474,436
Net realized gain (loss) on investments	1,512,399	(12,222,667)
Net change in unrealized appreciation (depreciation) on investments	22,227,783	51,461,750

Net increase in net assets resulting from operations	24,825,031	40,713,519

Capital share transactions:
Proceeds from sale of shares	27,268,992	18,436,280
Cost of shares redeemed	(48,290,199)	(53,865,932)

Net decrease from capital share transactions	(21,021,207)	(35,429,652)

Net increase in net assets	3,803,824	5,283,867

Net assets:
Beginning of year	161,917,813	156,633,946

End of year	$165,721,637	$161,917,813

Undistributed net investment income at end of year	$1,084,849	$1,474,436

Capital share activity:
Shares sold	1,385,350	1,210,470
Shares redeemed	(2,423,605)	(3,632,455)

Net decrease in shares	(1,038,255)	(2,421,985)

78 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund
Series O (All Cap Value Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008[a,b]	2007	2006

Per Share Data
Net asset value, beginning of period	$19.14	$14.39	$23.37	$22.73	$19.13

Income (loss) from investment operations:
Net investment income[c]	0.14	0.16	0.34	0.34	0.31
Net gain (loss) on investments (realized and unrealized)	3.04	4.59	(9.32)	0.30	3.29

Total from investment operations	3.18	4.75	(8.98)	0.64	3.60

Net asset value, end of period	$22.32	$19.14	$14.39	$23.37	$22.73

Total Return[d]	16.61%	33.01%	(38.43%)	2.82%	18.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165,722	$161,918	$156,634	$288,233	$295,049

Ratios to average net assets:
Net investment income	0.68%	1.00%	1.72%	1.42%	1.41%
Total expenses[e]	0.86%	0.87%	1.09%	1.14%	1.15%
Net expenses[f]	0.86%	0.85%	1.07%	1.14%	1.15%

Portfolio turnover rate	11%	19%	124%	25%	18%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series O effective August 15, 2008. Prior to August 15, 2008, T.Rowe Price sub-advised the Series.

[b]	Effective August 15, 2008, the Series name became All Cap Value Series. Prior to August 15, 2008, the Series was known as the Equity Income Series.

[c]	Net investment income per share was computed using average shares outstanding throughout the period.

[d]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

[e]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, as applicable.

[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 79

Rydex|SGI SBL Fund
MANAGER’S COMMENTARY	Series P (High Yield Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series P (High Yield Series) returned 15.43%, outperforming the 15.12% performance of its benchmark, the Barclays Capital U.S. Corporate High Yield Bond® Index. The Series outpaced its peer group medians return of 14.12%.
The High Yield Series will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.
The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade would typically increase the value of the security.
High Yield Market Review
Throughout the year, GDP declined from a 5.0% rate in the fourth quarter of 2009 to 3.7% in the first quarter of 2010 and then into the 2% range. The U.S. unemployment rate remained solidly above 9% during the year. However, various reports currently show stronger personal consumption and retail sales, and an improvement in the manufacturing and service sectors. Corporations currently hold more than $1 trillion in cash, the most ever relative to the value of their assets, which should eventually lead to strong spending on acquisitions, share purchases, advertising and infrastructure.
The slope of the yield curve is in-line with the 50th percentile ranking over the last 10 years. This indicates that the market is not expecting economic activity to improve or deteriorate significantly in the near future. While interest rates are at historic low levels, accounting for inflation expectations real rates remain near 2%, also around their 10-year averages.
Outlook
The high-yield asset class, after a record year in 2009, continued to perform well in 2010. As the economy stabilizes and grows, companies continue to improve balance sheets and earnings. Companies have been able to generate cash and refinance debt on attractive terms, thereby decreasing default risk. Such an environment encourages investors to reach for yield and add risk by investing in high-yield securities rather than U.S. Treasuries.
Credit spreads between high-yield securities and Treasury securities continue to be significant. The spread difference has us positively predisposed to the high-yield market without being excessively bullish. We recognize that credit cycles repeat and therefore will rely on our competitive advantage of agility to react to future economic and market changes.
Businesses are in better shape with cash on their balance sheets and have shown the ability to generate free cash flow. Defaults in the high-yield market continue to decline due to available liquidity, allowing companies to refinance debt. Economic data continued to improve throughout the year. The job outlook improved along with GDP, translating into higher personal spending, helping the manufacturing and service sectors expand. Helping default rates fall was the abundant liquidity in the market, allowing companies to refinance their looming debt maturities. We continue to focus on identifying fundamentally solid companies through our rigorous research process.
We appreciate your business and thank you for being an investor in the Series.
Sincerely,
David Toussaint, CFA, CPA, Portfolio Manager
80 | the RYDEX|SGI sbl fund annual report

Rydex|SGI SBL Fund
MANAGER’S COMMENTARY (concluded)	Series P (High Yield Series)
December 31, 2010	(Unaudited)
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Barclays Capital U.S. Corporate High-Yield Bond® Index — The U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI sbl fund annual report | 81

Rydex|SGI SBL Fund
PERFORMANCE SUMMARY	Series P (High Yield Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on December 31, 2000 and reflects the fees and expenses of Series P. The Barclays Capital U.S. Corporate High Yield Bond® Index is an unmanaged index that tracks below investment grade bonds.
AVERAGE ANNUAL RETURNS
PERIODS ENDED 12/31/101
(Inception 08/05/1996)

	1 Year	5 Year	10 Year

Series P	15.43%	9.64%	8.89%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Fixed Income Investments
BB-	16.6%
B	12.7%
CCC+	11.5%
B-	11.1%
B+	6.2%
NR	5.5%
BB+	5.2%
CCC	4.4%
BB	3.5%
BBB-	2.6%
Other	11.2%
Repurchase Agreement	5.9%
Common Stocks	0.9%
Preferred Stocks	0.8%
Exchange Traded Funds	0.7%
Cash & Other Assets, Less Liabilities	1.2%

Total Net Assets	100.0%

82 | the RYDEX|SGI sbl fund annual report

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series P (High Yield Series)

	Shares	Value
COMMON STOCKS† — 0.9%

Energy — 0.5%
Stallion Oilfield Holdings Ltd.* ,†††,1,2,3	19,265	$577,950
SemGroup Corp. — Class A*	4,398	119,494

Total Energy		697,444

Financials — 0.4%
CIT Group, Inc.*	7,613	358,572
Capitol Federal Financial, Inc.	10,000	119,100
Bimini Capital Management, Inc. — Class A	10,740	8,388

Total Financials		486,060

Industrials — 0.0%
Delta Air Lines, Inc.*	2,409	30,354
Atlas Air Worldwide Holdings, Inc.*	57	3,182

Total Industrials		33,536

Information Technology — 0.0%
Viasystems Group, Inc.*	100	2,014

Consumer Discretionary — 0.0%
Adelphia Recovery Trust	5,270	343

Health Care — 0.0%
MEDIQ, Inc.*	92	1

Total Common Stocks
(Cost $1,288,906)		1,219,398

PREFERRED STOCKS — 0.8%
Citigroup Capital XIII
7.88% due 10/30/40*,†,4	25,000	672,750
Sears Holdings Corp.
7.40% due 02/01/43†	18,320	322,890
7.00% due 07/15/42*,†	6,510	109,043
U.S. Shipping Corp.*,†††,1,2	24,529	24,529
Fannie Mae
8.25%*,†,5,8	28,000	15,680
4.38% due 05/13/11*,†,5	7,000	3,500
Freddie Mac
8.38% due 12/31/12*,†,5	28,000	17,612

Total Preferred Stocks
(Cost $3,595,479)		1,166,004

WARRANTS — 0.0%

Energy — 0.0%
SemGroup Corp.
2014†††,1,2	4,630	27,780

Consumer Discretionary — 0.0%
Reader’s Digest Association, Inc.†††,1,2,7	478	—

Total Warrants
(Cost $23,150)		27,780

EXCHANGE TRADED FUNDS† - 0.7%
iShares iBoxx $ High Yield Corporate Bond Fund	5,700	514,652
SPDR Barclays Capital High Yield Bond ETF	12,900	512,259
Total Exchange Traded Funds
(Cost $996,143)		1,026,911

	Face
	Amount
CORPORATE BONDS†† — 84.3%

Industrials — 39.4%
Satelites Mexicanos S.A. de CV
12.00% due 11/30/11[4]	$3,054,175	2,977,820
GeoEye, Inc.
9.63% due 10/01/15	1,900,000	2,146,999
8.63% due 10/01/16	750,000	783,750
Energy XXI Gulf Coast, Inc.
10.00% due 06/15/13	2,750,000	2,866,875
Catalent Pharma Solutions, Inc.
9.50% due 04/15/15	2,805,984	2,834,044
Sprint Capital Corp.
6.90% due 05/01/19	2,600,000	2,567,500
Ineos Group Holdings plc
8.50% due 02/15/16[3,6]	2,500,000	2,381,250
KAR Auction Services, Inc.
8.75% due 05/01/14	2,000,000	2,079,999
HCA, Inc.
9.25% due 11/15/16	1,750,000	1,867,030
Neiman Marcus Group, Inc.
10.38% due 10/15/15	1,750,000	1,848,438
Travelport LLC
9.88% due 09/01/14	1,850,000	1,801,438
First Data Corp.
11.25% due 03/31/16	2,050,000	1,793,749
Del Monte Corporation
7.50% due 10/15/19	1,500,000	1,749,375
Air Canada
12.00% due 02/01/16[3,6]	1,650,000	1,728,375
UAL 2009-2B Pass Through Trust
12.00% due 01/15/16[3,6]	1,454,320	1,614,295
Griffin Coal Mining Company Pty Ltd.
9.50% due 12/01/16[3,6,7]	1,900,000	1,584,125
Radnet Management, Inc.
10.38% due 04/01/18[3,6]	1,600,000	1,496,000
Seagate Technology HDD Holdings
6.80% due 10/01/16	1,400,000	1,407,000
West Corp.
11.00% due 10/15/16	1,250,000	1,356,250
US Oncology, Inc.
9.13% due 08/15/17	1,100,000	1,355,750
Easton-Bell Sports, Inc.
9.75% due 12/01/16	1,125,000	1,234,688

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 83

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series P (High Yield Series)

	Face
	Amount	Value

Reynolds Group Issuer, Inc.
8.50% due 05/15/18[3,6]	$750,000	$753,750
9.00% due 04/15/19[3,6]	250,000	259,063
7.75% due 10/15/16[3,6]	200,000	211,500
Block Communications, Inc.
8.25% due 12/15/15[3,6]	1,125,000	1,133,438
Mohegan Tribal Gaming Authority
7.13% due 08/15/14	1,750,000	1,102,500
Intelsat S.A.
7.63% due 04/15/12	1,000,000	1,050,000
Seagate HDD Cayman
6.88% due 05/01/20[3,6]	900,000	859,500
General Nutrition Centers, Inc.
5.75% due 03/15/144	850,000	841,500
Regal Cinemas Corp.
8.63% due 07/15/19	750,000	795,000
Alion Science and
Technology Corp.
10.25% due 02/01/15	1,000,000	780,000
American Achievement Corp.
10.88% due 04/15/16[3,6]	750,000	768,750
Apria Healthcare Group, Inc.
11.25% due 11/01/14	600,000	655,500
Harry & David Operations Corp.
9.00% due 03/01/13	900,000	644,625
Kansas City Southern Railway
13.00% due 12/15/13	500,000	595,000
Noble Group Ltd.
6.63% due 03/17/15[3,6]	550,000	560,899
Simmons Foods, Inc.
10.50% due 11/01/17[3,6]	500,000	533,750
Continental Airlines
7.34% due 04/19/14	462,804	462,804
Casella Waste Systems, Inc.
9.75% due 02/01/13	400,000	400,000
CMP Susquehanna Corp.
9.88% due 05/15/14	1,200,000	378,000
Clearwire Communications LLC
12.00% due 12/01/15[3,6]	300,000	323,250
Hilcorp Energy I, LP
7.75% due 11/01/15[3,6]	250,000	258,125
DJO Finance LLC
9.75% due 10/15/17[3,6]	250,000	257,500
Fisher Communications, Inc.
8.63% due 09/15/14	250,000	253,750
Anixter, Inc.
5.95% due 03/01/15	250,000	250,313
Huntsman International LLC
8.63% due 03/15/21[3,6]	200,000	216,000
Bumble Bee Foods LLC
7.75% due 12/15/15	180,000	205,853
Qwest Corp.
7.88% due 09/01/11	150,000	154,500
Triumph Group, Inc.
8.00% due 11/15/17	100,000	104,000
Armored Autogroup, Inc.
9.25% due 11/01/18[3,6]	100,000	99,250
Bonten Media Acquisition Co.
9.00% due 06/01/15[3,6]	120,971	64,417
MGM Resorts International
8.38% due 02/01/11	55,000	55,275
CSC Holdings LLC
6.75% due 04/15/12	42,000	43,628
Methanex Corp.
8.75% due 08/15/12	5,000	5,263
Metaldyne Corp.
11.00% due 06/15/12†††,1,2,7	1,000,000	—

		54,551,453

Financials - 22.0%
Nelnet, Inc.
7.40% due 09/29/364	4,250,000	3,774,685
CIT Group, Inc.
7.00% due 05/01/17	2,559,568	2,565,967
7.00% due 05/01/16	221,119	221,948
7.00% due 05/01/14	132,672	133,999
7.00% due 05/01/15	132,672	133,004
7.00% due 05/01/13	88,448	90,217
International Lease Finance Corp.
5.65% due 06/01/14	2,000,000	1,985,000
8.75% due 03/15/17[3,6]	1,000,000	1,072,500
Ford Motor Credit Company LLC
8.00% due 12/15/16	1,000,000	1,117,459
7.00% due 04/15/15	1,000,000	1,074,612
8.13% due 01/15/20	400,000	465,365
Nuveen Investments, Inc.
10.50% due 11/15/15	2,350,000	2,402,875
Ally Financial, Inc.
8.00% due 11/01/31	1,600,000	1,711,526
6.75% due 12/01/14	650,000	681,077
Hospitality Properties Trust
6.70% due 01/15/18	2,150,000	2,254,202
E*Trade Financial Corp.
7.88% due 12/01/15	2,150,000	2,133,875
Forest City Enterprises, Inc.
7.63% due 06/01/15	1,750,000	1,636,250
CommonWealth REIT
0.90% due 03/16/11[4]	1,624,000	1,623,074
Pinnacle Foods Finance LLC
9.25% due 04/01/15	900,000	937,125
8.25% due 09/01/17	500,000	511,250
Rabobank Capital Funding Trust II
5.26%[3,4,6,8]	1,400,000	1,385,913
Nationwide Mutual
Insurance Co.
8.25% due 12/01/31[3,6]	900,000	925,332
Icahn Enterprises LP
8.00% due 01/15/18	750,000	750,000
Progress Capital Trust I
10.50% due 06/01/27	700,000	720,768

84 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series P (High Yield Series)

	Face
	Amount	Value

USI Holdings Corp.
9.75% due 05/15/15[3,6]	$100,000	$101,000
FCB Capital Trust I
8.05% due 03/01/28	75,000	70,474

		30,479,497

Consumer Discretionary — 5.4%
Penske Automotive Group, Inc.
7.75% due 12/15/16	2,500,000	2,550,000
Pinnacle Entertainment, Inc.
7.50% due 06/15/15	2,180,000	2,185,450
AMC Entertainment, Inc.
8.00% due 03/01/14	1,000,000	1,010,000
Hanesbrands, Inc.
8.00% due 12/15/16	750,000	804,375
3.83% due 12/15/14[4]	150,000	149,063
Boyd Gaming Corp.
7.13% due 02/01/16	800,000	718,000

		7,416,888

Utilities — 5.1%
NRG Energy, Inc.
8.50% due 06/15/19	2,250,000	2,323,125
8.25% due 09/01/20[3,6]	500,000	512,500
AES Red Oak LLC
8.54% due 11/30/19	1,824,790	1,815,666
Edison Mission Energy
7.63% due 05/15/27	1,250,000	903,125
Targa Resources Partners, LP
7.88% due 10/15/18[3,6]	500,000	525,000
GenOn Energy, Inc.
9.88% due 10/15/20[3,6]	400,000	397,000
Inergy, LP
7.00% due 10/01/18[3,6]	300,000	302,250
MarkWest Energy Partners, LP
6.75% due 11/01/20	250,000	250,000
East Coast Power LLC
7.07% due 03/31/12	33,347	34,125
SemGroup, LP
8.75% due 11/15/15†††,1,2,7	1,700,000	—

		7,062,791

Energy — 3.3%
Tesoro Corp.
6.50% due 06/01/17	1,900,000	1,904,750
Key Energy Services, Inc.
8.38% due 12/01/14	1,250,000	1,318,750
Petroquest Energy, Inc.
10.00% due 09/01/17	500,000	523,750
Plains Exploration &
Production Co.
7.00% due 03/15/17	500,000	513,750
BreitBurn Energy Partners, LP
8.63% due 10/15/20[3,6]	250,000	251,250

		4,512,250

Consumer Staples — 2.4%
Central Garden and Pet Co.
8.25% due 03/01/18	1,750,000	1,771,875
Constellation Brands, Inc.
7.25% due 05/15/17	1,000,000	1,058,750
8.38% due 12/15/14	500,000	546,250

		3,376,875

Materials — 2.4%
Sino-Forest Corp.
10.25% due 07/28/14[3,6]	2,275,000	2,627,625
PolyOne Corp.
6.58% due 02/23/11	625,000	629,297

		3,256,922

Information Technology — 2.2%
Amkor Technology, Inc.
9.25% due 06/01/16	2,225,000	2,358,500
SunGard Data Systems, Inc.
10.63% due 05/15/15	600,000	661,500

		3,020,000

Health Care — 2.1%
Tenet Healthcare Corp.
8.88% due 07/01/19	1,500,000	1,695,000
Healthsouth Corp.
8.13% due 02/15/20	1,100,000	1,182,500
Valeant Pharmaceuticals
International
7.00% due 10/01/20[3,6]	100,000	98,750

		2,976,250

Total Corporate Bonds
(Cost $106,774,773)		116,652,926

FOREIGN GOVERNMENT BONDS†† — 0.3%
Mexico Government
International Bond
7.50% due 01/14/12	116,000	123,830
8.38% due 01/14/11	85,000	85,000
Banque Centrale de Tunisie S.A.
7.38% due 04/25/12	80,000	85,400
Russian Ministry of Finance
3.00% due 05/14/11	80,000	80,352
South Africa Government
International Bond
7.38% due 04/25/12	35,000	37,625
Chile Government International Bond
7.13% due 01/11/12	25,000	26,593

Total Foreign Government Bonds
(Cost $418,435)		438,800

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 85

SCHEDULE OF INVESTMENTS (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series P (High Yield Series)

	Face
	Amount	Value

CONVERTIBLE BONDS†† — 5.9%

Health Care — 2.0%
Hologic, Inc.
2.00% due 12/15/379	$2,450,000	$2,293,813
Invacare Corp.
4.13% due 02/01/27	350,000	469,000

		2,762,813

Financials — 1.9%
Forest City Enterprises, Inc.
5.00% due 10/15/16	1,000,000	1,421,250
E* Trade Financial Corp.
0.00% due 08/31/19	750,000	1,160,625

		2,581,875

Energy — 1.3%
USEC, Inc.
3.00% due 10/01/14	2,050,000	1,845,000

Consumer Discretionary — 0.7%
Sonic Automotive, Inc.
5.00% due 10/01/29	800,000	994,000

Total Convertible Bonds
(Cost $6,552,199)		8,183,688

REPURCHASE AGREEMENT ††,10 — 5.9%
UMB Financial Corp.
issued 12/31/10 at 0.09% due 01/03/11	8,104,000	8,104,000

Total Repurchase Agreement
(Cost $8,104,000)		8,104,000

Total Investments — 98.8%
(Cost $127,753,085)		$136,819,507

Cash & Other Assets, Less Liabilities — 1.2%		1,629,366

Total Net Assets — 100.0%		$138,448,873

*	Non-income producing security

†	Value determined based on Level 1 inputs, except otherwise noted — See Note 8.

††	Value determined based on Level 2 inputs, except otherwise noted — See Note 8.

†††	Value determined based on Level 3 inputs — See Note 8.

[1]	All or a portion of this security was fair valued by the Valuation Committee at December 31, 2010. The total market value of fair valued securities amounts to $630,259 (cost $1,989,991), or 0.46% of total net assets.

[2]	Illiquid security.

[3]	Security was acquired through a private placement.

[4]	Variable rate security. Rate indicated is rate effective at December 31, 2010.

[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[6]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $23,302,355 (cost $21,390,804), or 16.8% of total net assets.

[7]	Security is in default of interest and/or principal obligations.

[8]	Perpetual maturity.

[9]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.

[10]	Repurchase Agreement — See Note 7. plc — Public Limited Company REIT — Real Estate Investment Trust

86 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series P (High Yield Series)
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets:
Investments, at value*	$128,715,507
Repurchase agreement, at value**	8,104,000

Total investments	136,819,507
Cash	896
Receivables:
Fund shares sold	67,803
Interest	2,078,205
Dividends	14,977

Total assets	138,981,388

Liabilities:
Payable for:
Fund shares redeemed	401,038
Management fees	86,226
Administration fees	11,970
Transfer agent/maintenance fees	2,086
Custodian fees	4,766
Directors’ fees	3,806
Professional fees	11,859
Other	10,764

Total liabilities	532,515

Net assets	$138,448,873

Net assets consist of:
Paid in capital	$116,075,045
Undistributed net investment income	12,997,748
Undistributed net realized gain on investments	309,658
Net unrealized appreciation on investments	9,066,422

Net assets	$138,448,873

Capital shares authorized	unlimited
Capital shares outstanding	5,170,382
Net asset value per share (net assets divided by shares outstanding)	$26.78

* Investments, at cost	$119,649,085
** Repurchase agreement, at cost	8,104,000

Total cost	$127,753,085
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$93,530
Interest	11,807,095

Total investment income	11,900,625

Expenses:
Management fees	985,177
Administration fees	133,174
Transfer agent/maintenance fees	25,245
Custodian fees	16,268
Directors’ fees	13,075
Professional fees	15,259
Reports to shareholders	31,255
Other	7,435

Total expenses	1,226,888

Net investment income	10,673,737

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,994,714

Net realized gain	2,994,714

Net change in unrealized appreciation (depreciation) on:
Investments	5,366,847

Net change in unrealized appreciation (depreciation)	5,366,847

Net realized and unrealized gain	8,361,561

Net increase in net assets resulting from operations	$19,035,298

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 87

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series P (High Yield Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$10,673,737	$11,320,259
Net realized gain (loss) on investments	2,994,714	(1,184,089)
Net change in unrealized appreciation (depreciation) on investments	5,366,847	48,718,757

Net increase in net assets resulting from operations	19,035,298	58,854,927

Capital share transactions:
Proceeds from sale of shares	74,340,620	63,655,395
Cost of shares redeemed	(94,059,284)	(66,597,004)

Net decrease from capital share transactions	(19,718,664)	(2,941,609)

Net increase (decrease) in net assets	(683,366)	55,913,318

Net assets:
Beginning of year	139,132,239	83,218,921

End of year	$138,448,873	$139,132,239

Undistributed net investment income at end of year	$12,997,748	$12,054,279

Capital share activity:
Shares sold	2,988,727	3,753,671
Shares redeemed	(3,815,878)	(3,982,293)

Net decrease in shares	(827,151)	(228,622)

88 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund
Series P (High Yield Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$23.20	$13.37	$19.18	$18.79	$16.90

Income (loss) from investment operations:
Net investment income[a]	2.02	1.89	1.57	1.38	0.90
Net gain (loss) on investments (realized and unrealized)	1.56	7.94	(7.38)	(0.99)	0.99

Total from investment operations	3.58	9.83	(5.81)	0.39	1.89

Net asset value, end of period	$26.78	$23.20	$13.37	$19.18	$18.79

Total Return[b]	15.43%	73.52%	(30.29%)	2.08%	11.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,449	$139,132	$83,219	$115,301	$106,144

Ratios to average net assets:
Net investment income	8.16%	10.24%	9.02%	7.19%	7.24%
Total expenses	0.94%	0.94%	0.94%	0.92%	0.93%

Portfolio turnover rate	56%	48%	33%	50%	52%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 89

Rydex|SGI SBL Fund
MANAGER’S COMMENTARY	Series Q (Small Cap Value Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series Q (Small Cap Value Series) returned 21.88%, underperforming the Russell 2000® Value Index, which returned 24.50%, and the Series’ peer group median return of 25.82%.
As small cap value managers, we are valuation-focused investors with a long-term perspective. We search for companies that we believe are attractively valued and are able to create shareholder value. We take an owner-based approach investing in companies that can create value over the next three to five years. Through our rigorous fundamental bottom-up stock selection process, our individual position weights will reflect the degree of confidence we have in each opportunity.
Utilities, Financials, and Consumer Discretionary Top Performers
While returns in the utilities sector were in-line with the index (Russell 2000® Value Index), an underweight position relative to the benchmark (Russell 2000® Value Index), 2% to 6%, allowed the sector to contribute to overall performance. The best-performing holding for the portfolio was Allete, Inc., gaining 15%.
The Series benefited from a material underweight position in the financials sector holding 16% of portfolio assets compared to 27% for the index. Horace Mann Educators Corp. increased 47%, while First Potomac Realty Trust, Associated Banc-Corp., and 1st Source Corp. all recorded returns near 40%.
Company stocks in the consumer discretionary sector performed well over the year with a return in the portfolio of 33%. Leading securities included Cabela’s, Inc., up 53%, Penn National Gaming, Inc., 48%, and Madenform Brands, Inc. with a 42% increase. Other top-performers were Burger King Holdings, Inc., MDC Partners, Inc., and Talbots, Inc.
Materials and Energy Disappoint
Poor security selection in the materials and energy sectors detracted from returns. As a whole, the materials sector fell short of the index, 20% versus 38%, while energy lagged 19% to 29%.
Producing negative returns for the portfolio in the materials sectors were Landec Corp., Orchids Paper Products, Inc., and H.B. Fuller Co. Other holdings detracting from performance were Myers Industries, Inc. and Eagle Materials, Inc.
The Series had a double overweight position in the energy sector, 12% to 6%; however it was low relative performance that hurt the portfolio. There were significant losses recorded by GMX Resources, Inc. (-38%), Petrohawk Energy Corp. (-37%), Goodrich Petroleum Corp. (-28%), and Vantage Drilling (-24%). Holdings in Frontier Oil Corp. and Global Industries Ltd. were other securities that ended the period in the red.
Outlook
We remain committed to our investment process that target companies across a wide range of industries and sectors. We believe this broad approach will continue to allow us to identify attractive investments for future years. We thank you for your investment and your confidence in our team.
Sincerely,
James Schier, CFA, Portfolio Manager
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
90 | the RYDEX|SGI sbl fund annual report

MANAGER’S COMMENTARY (concluded) December 31, 2010	Rydex|SGI SBL Fund Series Q (Small Cap Value Series) (Unaudited)
Russell 2000® Value Index — measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI sbl fund annual report | 91

PERFORMANCE SUMMARY December 31, 2010	Rydex|SGI SBL Fund Series Q (Small Cap Value Series) (Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on December 31, 2000 and reflects the fees and expenses of Series Q. The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 05/01/2000)

	1 Year	5 Year	10 Year

Series Q	21.88%	7.85%	13.18%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Composition by Sector

Common Stocks
Industrials	20.8%
Information Technology	17.3%
Financials	15.2%
Energy	12.8%
Consumer Discretionary	12.7%
Materials	9.0%
Consumer Staples	5.2%
Health Care	3.5%
Convertible Preferred Stock	0.1%
Warrant	0.1%
Repurchase Agreement	3.2%
Options Written	(0.1)%
Cash & Other Assets, Less Liabilities	0.2%

Total Net Assets	100.0%

92 | the RYDEX|SGI sbl fund annual report

SCHEDULE OF INVESTMENTS December 31, 2010	Rydex|SGI SBL Fund Series Q (Small Cap Value Series)

	Shares	Value
COMMON STOCKS† — 96.5%
Industrials — 20.8%
GeoEye, Inc.*	84,800	$3,594,671
Force Protection, Inc.*	426,600	2,350,566
Insituform Technologies, Inc. — Class A*	88,000	2,332,880
ICF International, Inc.*	78,600	2,021,592
General Cable Corp.*	51,000	1,789,590
Saia, Inc.*	103,400	1,715,406
Orbital Sciences Corp.*	98,621	1,689,378
Flow International Corp.*	370,278	1,514,437
LaBarge, Inc.*	89,300	1,402,903
Trex Company, Inc.*	57,100	1,368,116
Navigant Consulting, Inc.*	144,680	1,331,056
Celadon Group, Inc.*	84,479	1,249,444
FTI Consulting, Inc.*	33,400	1,245,152
Ceradyne, Inc.*	28,000	882,840
Administaff, Inc.	21,100	618,230
Great Lakes Dredge & Dock Corp.	76,230	561,815
United Stationers, Inc.*	7,991	509,906
Apogee Enterprises, Inc.	18,231	245,572

Total Industrials		26,423,554

Information Technology — 17.3%
Maxwell Technologies, Inc.*	143,200	2,705,048
Power-One, Inc.*,1	229,545	2,341,359
IXYS Corp.*	197,400	2,293,789
Standard Microsystems Corp.*	72,569	2,092,164
Insight Enterprises, Inc.*	122,300	1,609,468
Methode Electronics, Inc.	121,326	1,573,598
Silicon Graphics International Corp.*	155,616	1,405,212
Harmonic, Inc.*	159,400	1,366,058
Global Cash Access Holdings, Inc.*	405,000	1,291,950
Satyam Computer Services Ltd. ADR*	422,562	1,233,881
Symmetricom, Inc.*	159,189	1,128,650
Perficient, Inc.*	87,790	1,097,375
Euronet Worldwide, Inc.*	56,700	988,848
FEI Co.*	29,200	771,172

Total Information Technology		21,898,572

Financials — 15.2%
Hanover Insurance Group, Inc.	61,500	2,873,280
Horace Mann Educators Corp.	148,100	2,671,724
Fifth Street Finance Corp.	169,000	2,051,660
Associated Banc-Corp.	119,000	1,802,850
1st Source Corp.	81,700	1,653,608
Reinsurance Group of America, Inc. — Class A	27,973	1,502,430
Employers Holdings, Inc.	75,800	1,324,984
Old National Bancorp	104,357	1,240,805
Heritage Financial Corp.*	69,300	964,656
Lexington Realty Trust	107,600	855,420
First Horizon National Corp.*	58,196	685,546
First Marblehead Corp.*	302,566	656,568
Bancfirst Corp.	13,600	560,184
Redwood Trust, Inc.	29,100	434,463

Total Financials		19,278,178

Energy — 12.8%
Tesco Corp.*	203,500	3,231,579
Global Industries Ltd.*	418,800	2,902,284
Southern Union Co.[1]	107,400	2,585,118
USEC, Inc.*	289,930	1,745,379
Gulfport Energy Corp.*	79,335	1,717,602
Kodiak Oil & Gas Corp.*,1	244,525	1,613,865
Petroleum Development Corp.*	31,750	1,340,168
Goodrich Petroleum Corp.*	65,026	1,147,059

Total Energy		16,283,054

Consumer Discretionary — 12.7%
Cabela’s, Inc.*	147,927	3,217,412
Chico’s FAS, Inc.	193,300	2,325,400
International Speedway Corp. — Class A	80,800	2,114,536
Smith & Wesson Holding Corp.*	492,810	1,843,109
Penn National Gaming, Inc.*	47,300	1,662,595
MDC Partners, Inc. — Class A	83,200	1,436,864
Brown Shoe Company, Inc.	98,230	1,368,344
Maidenform Brands, Inc.*	43,800	1,041,126
Scholastic Corp.	25,200	744,408
Fred’s, Inc. — Class A	24,600	338,496

Total Consumer Discretionary		16,092,290

Materials — 9.0%
Louisiana-Pacific Corp.*	404,200	3,823,732
Myers Industries, Inc.	209,400	2,039,556
LSB Industries, Inc.*	69,300	1,681,218
Zoltek Companies, Inc.*	145,500	1,680,525
Landec Corp.*	267,200	1,597,856
HB Fuller Co.	28,000	574,560

Total Materials		11,397,447

Consumer Staples — 5.2%
Elizabeth Arden, Inc.*	85,100	1,958,150
Smart Balance, Inc.*	292,600	1,266,958
Orchids Paper Products Co.*	99,458	1,217,366
Winn-Dixie Stores, Inc.*	167,900	1,203,843
Spartan Stores, Inc.	52,390	888,011

Total Consumer Staples		6,534,328

Health Care — 3.5%
ICU Medical, Inc.*	47,700	1,741,050
Mednax, Inc.*,1	21,300	1,433,277
RehabCare Group, Inc.*	55,600	1,317,720

Total Health Care		4,492,047

Total Common Stocks
(Cost $88,593,906)		122,399,470

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 93

SCHEDULE OF INVESTMENTS (concluded) December 31, 2010	Rydex|SGI SBL Fund Series Q (Small Cap Value Series)

	Shares	Value
CONVERTIBLE PREFERRED STOCK†† - 0.1%
Thermoenergy Corp.*,2,3	116,667	$88,574

Total Convertible Preferred Stock (Cost $111,410)		88,574

WARRANT†† - 0.1%
Industrials - 0.1%
Thermoenergy Corp. $0.30, 07/31/15[2]	1,866,672	123,574

Total Warrant (Cost $168,591)		123,574

	Face
	Amount
REPURCHASE AGREEMENT†† - 3.2%
UMB Financial Corp. issued 12/31/10 at 0.09% due 01/03/11	$4,083,000	4,083,000

Total Repurchase Agreement
(Cost $4,083,000)		4,083,000

Total Long Investments - 99.9%
(Cost $92,956,907)		$126,694,618

	Contracts	Value
OPTIONS WRITTEN† - (0.1)%
Call Options on:
Mednax, Inc. Expiring February 2011 with strike price of $70.00	85	$(7,650)
Power-One, Inc. Expiring April 2011 with strike price of $13.00	317	(15,850)
Kodiak Oil & Gas Corp. Expiring June 2011 with strike price of $7.50	980	(83,300)

Total Call Options		(106,800)

Put Options on:
Brinker International, Inc. Expiring January 2011 with strike price of $17.50	130	(1,300)

Total Put Options		(1,300)

Total Options Written
(Premiums received $136,938)		(108,100)

Cash & Other Assets, Less Liabilities - 0.2%		240,565

Total Net Assets - 100.0%		$126,827,083

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	All or a portion of this security is pledged as collateral for open written option contracts at December 31, 2010.

[2]	All or a portion of this security was fair valued by the Valuation Committee at December 31, 2010. The total market value of fair valued securities amounts to $212,148 (cost $280,001), or 0.17% of total net assets.

[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Repurchase Agreement — See Note 7. ADR — American Depositary Receipt

the RYDEX|SGI sbl fund annual report | 94	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series Q (Small Cap Value Series)
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments, at value*	$122,611,618
Repurchase agreement, at value**	4,083,000

Total investments	126,694,618
Cash	965
Receivables:
Fund shares sold	322,243
Dividends	77,945

Total assets	127,095,771

LIABILITIES:
Written options, at value***	108,100
Payable for:
Fund shares redeemed	25,682
Management fees	98,893
Administration fees	10,040
Transfer agent/maintenance fees	2,087
Custodian fees	1,128
Directors’ fees	3,838
Professional fees	11,839
Other	7,081

Total liabilities	268,688

Net Assets	$126,827,083

NET ASSETS CONSIST OF:
Paid in capital	$98,057,181
Accumulated net realized loss on investments	(4,996,647)
Net unrealized appreciation on investments	33,766,549

Net assets	$126,827,083

Capital shares authorized	unlimited
Capital shares outstanding	3,769,601
Net asset value per share (net assets divided by shares outstanding)	$33.64

* Investments, at cost	$88,873,907
** Repurchase agreement, at cost	4,083,000

Total cost	$92,956,907
*** Premiums received for written options	$136,938
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax $1,622)	$1,072,980
Interest	575

Total investment income	1,073,555

EXPENSES:
Management fees	1,136,876
Administration fees	114,219
Transfer agent/maintenance fees	25,345
Custodian fees	9,248
Directors’ fees	12,454
Professional fees	18,764
Reports to shareholders	14,629
Other	7,168

Total expenses	1,338,703

Net investment loss	(265,148)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,238,677
Options written	466,772

Net realized gain	16,705,449

Net change in unrealized appreciation (depreciation) on:
Investments	6,298,145
Options written	33,166

Net change in unrealized appreciation (depreciation)	6,331,311

Net realized and unrealized gain	23,036,760

Net increase in net assets resulting from operations	$22,771,612

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 95

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund Series Q (Small Cap Value Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(265,148)	$(23,794)
Net realized gain (loss) on investments	16,705,449	(21,084,587)
Net change in unrealized appreciation (depreciation) on investments	6,331,311	65,219,440

Net increase in net assets resulting from operations	22,771,612	44,111,059

Capital Share Transactions:
Proceeds from sale of shares	35,686,770	39,411,373
Cost of shares redeemed	(57,091,222)	(44,006,948)

Net decrease from capital share transactions	(21,404,452)	(4,595,575)

Net increase in net assets	1,367,160	39,515,484

NET ASSETS:
Beginning of year	125,459,923	85,944,439

End of year	$126,827,083	$125,459,923

Accumulated net investment loss at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	1,205,270	1,768,681
Shares redeemed	(1,981,985)	(2,079,337)

Net decrease in shares	(776,715)	(310,656)

96 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund Series Q (Small Cap Value Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[a]	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$27.60	$17.70	$28.82	$26.14	$23.05

Income (loss) from investment operations:
Net investment income (loss)[b]	(0.06)	(0.01)	0.06	(0.12)	(0.09)
Net gain (loss) on investments (realized and unrealized)	6.10	9.91	(11.18)	2.80	3.18

Total from investment operations	6.04	9.90	(11.12)	2.68	3.09

Net asset value, end of period	$33.64	$27.60	$17.70	$28.82	$26.14

Total Return[c]	21.88%	55.93%	(38.58%)	10.25%	13.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,827	$125,460	$85,944	$166,871	$159,852

Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.02%)	0.24%	(0.42%)	(0.36%)
Total expenses	1.12%	1.14%	1.19%	1.18%	1.25%

Portfolio turnover rate	38%	126%	25%	42%	46%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series Q effective February 9, 2009. Prior to February 9, 2009, Wells Capital Management, Inc. sub-advised the Series.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 97

Rydex|SGI SBL Fund
MANAGERS’ COMMENTRY	Series V (Mid Cap Value Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series V (Mid Cap Value Series) posted a gain of 17.80%, underperforming the Russell 2500® Value Index return of 24.82% and the Series’ peer group median return of 22.79%.
Our approach with the Mid Cap Value Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.
The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.
Utilities and Consumer Discretionary Top Performers
Leading portfolio performance were holdings in the utilities and consumer discretionary sectors due to superior stock selection. Together, the sectors accounted for 25% of total portfolio assets.
The utilities sector was up 18% during the period compared to a 15% increase in the index (Russell 2500® Value Index). UGI Corp. gained 35%, Alliant Energy Corp. 25%, and Northeast Utilities 23%. American Water Works Co. was also a positive contributor.
The portfolio’s consumer discretionary sector, positioned as an equal weight, slightly outperformed the benchmark (Russell 2500® Value Index) 30% to 29%. Many holdings had significant returns during the year, which included Talbots, Inc. (59%), Cabela’s (53%), Penn National Gaming, Inc. (48%),
Brown Shoe Co., Inc. (44%), and Maidenform Brands, Inc. (42%). Others contributors were Burger King Holdings, Inc., Fortune Brands, Inc., and Fossil, Inc.
Energy, Information Technology, and Materials Disappoint
The energy sector hurt portfolio performance through poor stock selection in which it recorded a 13% gain against a 38% increase for the index, making it the markets best performing sector. Goodrich Petroleum Corp. was down 28% while Petrohawk Energy Corp. was off 24%. Other poor performing securities were Global Industries Ltd., Plans Exploration & Production Co., and Southern Union So.
The information technology sector in the Russell 2500 Value Index gained 21% during the period, besting the 7% recorded for the portfolio. Satyam Computer Services Ltd. dropped 36% while Computer Sciences Corp. declined 13%. Other laggards included Maxwell Technologies, Inc. and EFJohnson Technologies, Inc.
The materials sector for the index doubled the return of the sector for the portfolio, 33% to 16%. H.B. Fuller Co. lost 9% while Landec Corp. was down 4%. Even though Bemis Co., Inc., Sonoco Products Co., and Eagle Materials, Inc. all produced positive results, they weren’t able to keep pace with the index, thereby providing a drag on returns.
Outlook
We continue to pursue opportunities with a focus on bottom-up research rather than a macro forecast.
Our focus is on identifying companies with the ability to be substantially stronger over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We ultimately look for companies that trade significantly below their intrinsic value.
98  |  the RYDEX|SGI sbl fund annual report

MANAGER’S COMMENTARY (concluded) December 31, 2010	Rydex|SGI SBL Fund Series V (Mid Cap Value Series) (Unaudited)
I would like to thank you for placing your trust and money with us. As always, we will continue to do our best to seek the potential available in small and mid capitalization companies.
Sincerely,
James P. Schier, CFA, Portfolio Manager
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Russell 2500® Value Index — measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI sbl fund annual report  |  99

PERFORMANCE SUMMARY December 31, 2010	Rydex|SGI SBL Fund Series V (Mid Cap Value Series) (Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on December 31, 2000 and reflects the fees and expenses of Series V. The Russell 2500® Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 05/01/1997)

	1 Year	5 Year	10 Year

Series V	17.80%	7.21%	11.90%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Composition by Sector

Common Stocks
Industrials	21.0%
Financials	15.0%
Energy	13.2%
Information Technology	13.1%
Consumer Discretionary	10.9%
Utilities	9.2%
Materials	6.8%
Consumer Staples	5.8%
Health Care	3.9%
Convertible Preferred Stock	0.1%
Warrants	0.1%
Convertible Bond	1.0%
Options Written	-0.3%
Cash & Other Assets, Less Liabilities	0.2%

Total Net Assets	100.0%

100  |  the RYDEX|SGI sbl fund annual report

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series V (Mid Cap Value Series)

	Shares	Value

COMMON STOCKS† - 98.9%

Industrials - 21.0%
GeoEye, Inc.*	222,190	$9,418,634
Covanta Holding Corp.	380,200	6,535,638
Quanta Services, Inc.*	279,000	5,557,679
General Cable Corp.*	155,000	5,438,950
Insituform Technologies, Inc. — Class A*	191,100	5,066,061
Administaff, Inc.	161,000	4,717,300
Orbital Sciences Corp.*	245,012	4,197,056
Navigant Consulting, Inc.*	391,170	3,598,764
FTI Consulting, Inc.*	88,000	3,280,640
URS Corp.*	76,820	3,196,480
Force Protection, Inc.*	565,000	3,113,150
ICF International, Inc.*	114,400	2,942,368
Babcock & Wilcox Co.*	108,950	2,788,031
Saia, Inc.*	133,690	2,217,917
Trex Company, Inc.*	91,300	2,187,548
United Stationers, Inc.*	24,940	1,591,421
Thermoenergy Corp.*	905,961	235,550
UQM Technologies, Inc.*	87,552	200,494

Total Industrials		66,283,681

Financials - 15.0%
Hanover Insurance Group, Inc.	151,500	7,078,080
W.R. Berkley Corp.	213,800	5,853,844
American Financial Group, Inc.[1]	162,800	5,256,812
Reinsurance Group of America, Inc. — Class A	76,698	4,119,450
Alleghany Corp.*	12,949	3,967,185
Fifth Street Finance Corp.	319,014	3,872,830
Associated Banc-Corp.	255,495	3,870,749
Old National Bancorp	235,914	2,805,017
Employers Holdings, Inc.	127,800	2,233,944
Lexington Realty Trust	268,900	2,137,755
First Horizon National Corp.*	153,247	1,805,255
Investors Real Estate Trust	172,000	1,542,840
Redwood Trust, Inc.	64,371	961,059
Wilmington Trust Corp.	200,000	868,000
First Marblehead Corp.*	303,741	659,118
Bimini Capital Management, Inc. — Class A	246,603	192,597

Total Financials		47,224,535

Energy - 13.2%
Global Industries Ltd.*	1,125,949	7,802,827
Valero Energy Corp.[1]	227,300	5,255,176
Plains Exploration & Production Co.*	153,700	4,939,918
Southern Union Co.	202,400	4,871,768
McDermott International, Inc.*,[1]	222,900	4,611,801
Gulfport Energy Corp.*	211,927	4,588,220
USEC, Inc.*	698,070	4,202,381
Goodrich Petroleum Corp.*	174,697	3,081,655
Petrohawk Energy Corp.*	130,400	2,379,800

Total Energy		41,733,546

Information Technology - 13.1%
Computer Sciences Corp.	171,600	8,511,361
Power-One, Inc.*,[1]	710,557	7,247,681
Maxwell Technologies, Inc.*	371,800	7,023,302
IXYS Corp.*	590,800	6,865,096
Symmetricom, Inc.*	437,280	3,100,315
Satyam Computer Services Ltd. ADR*	928,594	2,711,494
Euronet Worldwide, Inc.*	150,100	2,617,744
FEI Co.*	72,400	1,912,084
Ultratech, Inc.*	80,600	1,602,328

Total Information Technology		41,591,405

Consumer Discretionary - 10.9%
Cabela’s, Inc.*	369,431	8,035,124
Chico’s FAS, Inc.	453,500	5,455,606
Penn National Gaming, Inc.*	115,000	4,042,250
Brown Shoe Company, Inc.	261,936	3,648,768
Maidenform Brands, Inc.*	146,000	3,470,420
Jack in the Box, Inc.*	96,700	2,043,271
Fortune Brands, Inc.	32,700	1,970,175
Scholastic Corp.	60,800	1,796,032
Leggett & Platt, Inc.[1]	72,500	1,650,100
Smith & Wesson Holding Corp.*	404,510	1,512,867
Fred’s, Inc. — Class A	59,350	816,656
HydroGen Corp.*,4	672,346	14,792

Total Consumer Discretionary		34,456,061

Utilities - 9.2%
Great Plains Energy, Inc.	238,305	4,620,734
Westar Energy, Inc.	172,100	4,330,036
NorthWestern Corp.	131,000	3,776,730
Allete, Inc.	95,251	3,549,052
Atmos Energy Corp.	113,200	3,531,840
Black Hills Corp.	101,800	3,054,000
UGI Corp.	86,429	2,729,428
American Water Works Company, Inc.	72,900	1,843,641
Pepco Holdings, Inc.	95,300	1,739,225

Total Utilities		29,174,686

Materials - 6.8%
Bemis Company, Inc.	249,200	8,138,872
Louisiana-Pacific Corp.*	490,000	4,635,400
Sonoco Products Co.	117,950	3,971,377
Zoltek Companies, Inc.*	170,000	1,963,500
Landec Corp.*	251,145	1,501,847
HB Fuller Co.	68,100	1,397,412

Total Materials		21,608,408

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 101

SCHEDULE OF INVESTMENTS (concluded) December 31, 2010	Rydex|SGI SBL Fund Series V (Mid Cap Value Series)

	Shares	Value

Consumer Staples — 5.8%
JM Smucker Co.	95,700	$6,282,705
Hormel Foods Corp.[1]	98,900	5,069,614
Ralcorp Holdings, Inc.*	76,400	4,966,764
Bunge Ltd.	33,100	2,168,712

Total Consumer Staples		18,487,795

Health Care — 3.9%
RehabCare Group, Inc.*	155,700	3,690,091
Hologic, Inc.*	174,044	3,275,508
Mednax, Inc.*,[1]	43,115	2,901,208
Forest Laboratories, Inc.*	76,380	2,442,632

Total Health Care		12,309,439

Total Common Stocks
(Cost $262,200,458)		312,869,556

CONVERTIBLE PREFERRED STOCK†† — 0.1%
Thermoenergy Corp.*,2,3	308,333	234,086

Total Convertible Preferred Stock
(Cost $294,438)		234,086

WARRANTS†† — 0.1%

Industrials — 0.1%
Thermoenergy Corp. $0.30, 07/31/15[2]	4,933,328	326,586

Energy — 0.0%
Nova Biosource Fuels, Inc. $2.40, 07/05/11[2]	369,350	185

Total Warrants (Cost $827,081)		326,771

	Face
	Amount
CONVERTIBLE BOND†† — 1.0%

Energy — 1.0%
USEC, Inc. 3.00% due 10/01/14	$3,500,000	3,150,000

Total Convertible Bond
(Cost $3,500,000)		3,150,000

Total Long Investments — 100.1%
(Cost $266,821,977)		$316,580,413

OPTIONS WRITTEN† — (0.3)%
	Contracts	Value
Call Options on:
Mednax, Inc. Expiring February 2011 with strike price of $70.00	240	$(21,600)
Power-One, Inc. Expiring April 2011 with strike price of $13.00	826	(41,300)
Leggett & Platt, Inc. Expiring March 2011 with strike price of $22.50	725	(79,750)
McDermott International, Inc. Expiring January 2011 with strike price of $18.00	540	(137,700)
Valero Energy Corp. Expiring January 2011 with strike price of $17.50	900	(522,000)

Total Call Options		(802,350)

Put Options on:
Brinker International, Inc. Expiring January 2011 with strike price of $17.50	352	(3,520)

Plains Exploration & Production Co. Expiring January 2011 with strike price of $30.00	287	(8,036)

Total Put Options		(11,556)

Total Options Written
(Premiums received $427,913)		$(813,906)

Cash & Other Assets, Less Liabilities — 0.2%		651,958

Total Net Assets — 100.0%		$316,418,465

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	All or a portion of this security is pledged as collateral for open written option contracts at December 31, 2010.

[2]	All or a portion of this security was fair valued by the Valuation Committee at December 31, 2010. The total market value of fair valued securities amounts to $560,857 (cost $1,121,519), or 0.18% of total net assets.

[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Investment in an affiliated issuer. See Note 5 in the Notes to Financial Statements. ADR — American Depositary Receipt

102 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series V (Mid Cap Value Series)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments in unaffiliated issuers, at value*	$316,565,621
Investments in affiliated issuers, at value**	14,792

Total investments	316,580,413
Cash	584,232
Receivables:
Fund shares sold	271,040
Interest	26,539
Dividends	288,663

Total assets	317,750,887

Liabilities:
Written options, at value***	813,906
Payable for:
Fund shares redeemed	34,321
Management fees	201,305
Administration fees	25,553
Transfer agent/maintenance fees	2,087
Custodian fees	3,276
Directors’ fees	8,615
Professional fees	29,122
Other	214,237

Total liabilities	1,332,422

Net assets	$316,418,465

Net assets consist of:
Paid in capital	$284,464,619
Undistributed net investment income	2,289,761
Accumulated net realized loss on investments	(19,708,358)
Net unrealized appreciation on investments	49,372,443

Net assets	$316,418,465

Capital shares authorized	unlimited
Capital shares outstanding	5,476,329
Net asset value per share (net assets divided by shares outstanding)	$57.78

* Investments in unaffiliated issuers, at cost	$264,250,402
** Investments in affiliated issuers, at cost	2,571,575

Total cost	$266,821,977
*** Premiums received for written options	$427,913
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$4,914,736
Interest	108,998

Total investment income	5,023,734

Expenses:
Management fees	2,280,944
Administration fees	289,313
Transfer agent/maintenance fees	25,411
Custodian fees	15,998
Directors’ fees	28,205
Professional fees	37,679
Reports to shareholders	41,058
Other	15,365

Total expenses	2,733,973

Net investment income	2,289,761

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,346,294
Options written	1,390,226

Net realized gain	8,736,520

Net change in unrealized appreciation (depreciation) on:
Investments	39,264,636
Options written	(457,091)

Net change in unrealized appreciation (depreciation)	38,807,545

Net realized and unrealized gain	47,544,065

Net increase in net assets resulting from operations	$49,833,826

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 103

STATEMENTS OF CHANGES IN NET ASSETS	Rydex SGI SBL Fund Series V (Mid Cap Value Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,289,761	$2,528,388
Net realized gain (loss) on investments	8,736,520	(28,031,935)
Net change in unrealized appreciation (depreciation) on investments	38,807,545	121,414,946

Net increase in net assets resulting from operations	49,833,826	95,911,399

Capital share transactions:
Proceeds from sale of shares	43,590,963	45,841,863
Cost of shares redeemed	(81,736,566)	(81,907,191)

Net decrease from capital share transactions	(38,145,603)	(36,065,328)

Net increase in net assets	11,688,223	59,846,071

Net assets:
Beginning of year	304,730,242	244,884,171

End of year	$316,418,465	$304,730,242

Undistributed net investment income at end of year	$2,289,761	$2,528,388

Capital share activity:
Shares sold	863,776	1,210,944
Shares redeemed	(1,600,455)	(2,183,072)

Net decrease in shares	(736,679)	(972,128)

104 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex SGI SBL Fund Series V (Mid Cap Value Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$49.05	$34.08	$47.64	$46.78	$40.79

Income (loss) from investment operations:
Net investment income[a]	0.39	0.38	0.49	0.36	0.44
Net gain (loss) on investments (realized and unrealized)	8.34	14.59	(14.05)	0.50	5.55
Total from investment operations	8.73	14.97	(13.56)	0.86	5.99

Net asset value, end of period	$57.78	$49.05	$34.08	$47.64	$46.78

Total Return[b]	17.80%	43.93%	(28.46%)	1.84%	14.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$316,418	$304,730	$244,884	$409,211	$447,271

Ratios to average net assets:
Net investment income	0.75%	0.97%	1.15%	0.73%	1.01%
Total expenses	0.90%	0.91%	0.91%	0.89%	0.89%

Portfolio turnover rate	25%	29%	56%	45%	42%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 105

MANAGER’S COMMENTARY	Rydex|SGI SBL Fund Series X (Small Cap Growth Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series X (Small Cap Growth Series) gained 30.10%, compared with a 29.09% increase in the Russell 2000® Growth Index and the Series’ peer group median return of 26.47%.
Health Care, Industrials, and Consumer Discretionary Top Performers
Due to superior stock selection, holdings in the health care, industrials, and consumer discretionary sectors accounted for nearly all of the portfolio’s returns during the period.
The health care sector was a significant underweight position relative to the index (Russell 2000® Growth Index), 16% to 22%, but outperformed 30% to 17%. Positive performers with positions of greater than 1% of portfolio assets included Perrigo Co. (up 60%), Endo Pharmaceuticals Holdings, Inc. (74%), Martek Biosciences Corp. (67%), and Hill-Rom Holdings, Inc. (24%). Other contributors in the sector were Clarient and ev3, Inc.
The industrials sector outperformed the benchmark (Russell 2000® Growth Index ) 40% to 28% over the calendar year. Leading the sector for the portfolio were Bucyrus International, Inc. and BE Aerospace, Inc., each with gains of 58%. Roper Industries was up 47%.
The Series’ holdings in the consumer discretionary sector returned 49% versus a 33% increase for the index. Life Time Fitness, Inc., Lennar Corp. (Cl A), and Gentex Corp. were all up more than 60% while Lululemon Athletica, Inc. soared 111%.
Information Technology and Financials Disappoint
Both the information technology and financials sectors were evenly weighted to the benchmark sectors but underperformed due to stock selection.
Overall, the information technology sector, which was the largest position in the portfolio with 24% of assets, underperformed the index 28% to 38%. ON Semiconductor Corp., Equinix, Inc., and SMART Modular Technologies each lost more than 20%. Other stocks dragging on performance were FLIR Systems, Inc., QLogic Corp., and SYNNEX Corp.
The Series’ financials holdings gained just 3% while those in the index were up 19%. Holdings not in the index that hurt performance included HCC Insurance Holdings, Inc., Commerce Bancshares, Inc., TCF Financial Corp., and Discover Financial Services. While all had positive returns, they were well below the gains of the index in the sector.
Outlook
As always, we remain committed to our principles of investing in fast growing, high-margin companies with unique proprietary advantages and strong management teams. We have not changed our investment process. We continue to focus on our core expertise and investment process. As fellow investors in the strategy, we thank you for your long-term investment.
Sincerely,
Joe O’Connor, Portfolio Manager
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Russell 2000® Growth Index — measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
106 | the RYDEX|SGI sbl fund annual report

PERFORMANCE SUMMARY	Rydex|SGI SBL Fund Series X (Small Cap Growth Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on December 31, 2000 and reflects the fees and expenses of Series X. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 10/15/1997)

	1 Year	5 Year	10 Year

Series A	30.10%	0.60%	0.74%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.
The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Common Stocks
Information Technology	22.3%
Consumer Discretionary	19.0%
Industrials	16.8%
Health Care	16.4%
Energy	5.8%
Materials	5.3%
Financials	4.5%
Consumer Staples	2.4%
Utilities	1.6%
Telecommunication Services	1.1%
Exchange Traded Fund	3.0%
Cash & Other Assets, Less Liabilities	1.8%

Total Net Assets	100.0%

the RYDEX|SGI sbl fund annual report | 107

SCHEDULE OF INVESTMENTS December 31, 2010	Rydex|SGI SBL Fund Series X (Small Cap Growth Series)

	Shares	Value

COMMON STOCKS† — 95.2%

Information Technology - 22.3%
InterDigital, Inc.	21,370	$889,847
Nuance Communications, Inc.*	47,980	872,275
Solera Holdings, Inc.	16,880	866,282
Smith Micro Software, Inc.*	51,200	805,888
Alliance Data Systems Corp.*	11,270	800,508
SolarWinds, Inc.*	36,640	705,320
SYNNEX Corp.*	20,250	631,800
GSI Commerce, Inc.*	24,180	560,976
SMART Modular Technologies WWH, Inc.*	96,300	554,688
Acme Packet, Inc.*	9,400	499,704
Informatica Corp.*	11,100	488,733
Riverbed Technology, Inc.*	12,600	443,142
FLIR Systems, Inc.*	14,760	439,110
Rofin-Sinar Technologies, Inc.*	11,900	421,736
Cadence Design Systems, Inc.*	50,380	416,139
Veeco Instruments, Inc.*	9,450	405,972
VanceInfo Technologies, Inc. ADR*	7,250	250,415
Nanometrics, Inc.*	14,300	183,469

Total Information Technology		10,236,004

Consumer Discretionary — 19.0%
Jarden Corp.	26,210	809,103
Lamar Advertising Co. — Class A*	18,540	738,634
Lennar Corp. — Class A	37,780	708,375
Gaylord Entertainment Co.*	19,640	705,862
Penn National Gaming, Inc.*	17,815	626,196
Gentex Corp.	20,910	618,100
Harman International Industries, Inc.*	13,330	617,179
Tempur-Pedic International, Inc.*	14,760	591,286
Vail Resorts, Inc.*	8,775	456,651
WMS Industries, Inc.*	9,750	441,090
Life Time Fitness, Inc.*	9,655	395,758
Monro Muffler Brake, Inc.	10,440	361,120
Hanesbrands, Inc.*	14,130	358,902
Oxford Industries, Inc.	13,020	333,442
Select Comfort Corp.*	32,200	293,986
McCormick & Schmick’s Seafood Restaurants, Inc.*	28,480	258,883
AnnTaylor Stores Corp.*	8,300	227,337
Jos A. Bank Clothiers, Inc.*	5,400	217,728

Total Consumer Discretionary		8,759,632

Industrials — 16.8%
WABCO Holdings, Inc.*	14,400	877,391
BE Aerospace, Inc.*	22,250	823,918
IDEX Corp.	19,840	776,141
Navistar International Corp.*	13,400	775,994
Regal-Beloit Corp.	10,030	669,603
Pentair, Inc.	17,230	629,067
Roper Industries, Inc.	7,680	586,982
Wabtec Corp.	8,650	457,499
Pall Corp.	9,085	450,434
Kansas City Southern*	8,715	417,100
Aecom Technology Corp.*	14,540	406,684
Interface, Inc. — Class A	24,870	389,216
Towers Watson & Co. — Class A	6,550	340,993
ICF International, Inc.*	5,160	132,715

Total Industrials		7,733,737

Health Care — 16.4%
Health Management Associates, Inc. — Class A*	75,080	716,263
Endo Pharmaceuticals Holdings, Inc.*	18,710	668,134
Hill-Rom Holdings, Inc.	14,970	589,369
Integra LifeSciences Holdings Corp.*	11,900	562,870
Mednax, Inc.*	8,350	561,872
Perrigo Co.	8,440	534,505
Natus Medical, Inc.*	32,350	458,723
Parexel International Corp.*	19,310	409,951
BioMarin Pharmaceutical, Inc.*	14,220	382,944
Haemonetics Corp.*	5,645	356,651
Hologic, Inc.*	18,250	343,465
Teleflex, Inc.	6,150	330,932
Wright Medical Group, Inc.*	20,350	316,036
American Medical Systems Holdings, Inc.*	15,700	296,102
Halozyme Therapeutics, Inc.*	33,490	265,241
Obagi Medical Products, Inc.*	19,140	221,067
Human Genome Sciences, Inc.*	6,700	160,063
CardioNet, Inc.*	30,915	144,682
Angiodynamics, Inc.*	9,400	144,478
Momenta Pharmaceuticals, Inc.*	8,400	125,748

Total Health Care		7,589,096

Energy — 5.8%
Alpha Natural Resources, Inc.*	14,130	848,224
Oil States International, Inc.*	12,960	830,606
Superior Energy Services, Inc.*	17,520	613,025
Bill Barrett Corp.*	9,470	389,501

Total Energy		2,681,356

Materials — 5.3%
Solutia, Inc.*	31,100	717,788
Kaiser Aluminum Corp.	9,880	494,889
CF Industries Holdings, Inc.	3,500	473,025
Silgan Holdings, Inc.	11,550	413,606
Cliffs Natural Resources, Inc.	4,510	351,825

Total Materials		2,451,133

Financials — 4.5%
HCC Insurance Holdings, Inc.	22,750	658,385
Stifel Financial Corp.*	8,500	527,340
Commerce Bancshares, Inc.	12,547	498,492
Discover Financial Services	22,200	411,366

Total Financials		2,095,583

108 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series X (Small Cap Growth Series)

	Shares	Value

Consumer Staples — 2.4%
Diamond Foods, Inc.	13,360	$710,485
TreeHouse Foods, Inc.*	8,120	414,851

Total Consumer Staples		1,125,336

Utilities - 1.6%
ITC Holdings Corp.	6,470	401,011
NorthWestern Corp.	12,210	352,014

Total Utilities		753,025

Telecommunication Services - 1.1%
SBA Communications Corp. — Class A*	12,750	521,985

Total Common Stocks
(Cost $33,414,679)		43,946,887

EXCHANGE TRADED FUND† — 3.0%
iShares Russell 2000 Growth Index Fund	15,750	1,376,865

Total Exchange Traded Fund
(Cost $1,379,461)		1,376,865

Total Investments — 98.2%
(Cost $34,794,140)		$45,323,752

Cash & Other Assets, Less Liabilities — 1.8%		825,593

Total Net Assets — 100.0%		$46,149,345

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 109

Rydex|SGI SBL Fund
Series X (Small Cap Growth Series)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value*	$45,323,752
Cash	915,709
Receivables:
Fund shares sold	54,753
Dividends	8,380

Total assets	46,302,594

Liabilities:
Payable for:
Fund shares redeemed	97,208
Management fees	32,306
Administration fees	3,790
Transfer agent/maintenance fees	2,087
Custodian fees	1,079
Directors’ fees	1,023
Professional fees	8,920
Other	6,836

Total liabilities	153,249

Net assets	$46,149,345

Net assets consist of:
Paid in capital	$39,569,200
Accumulated net realized loss on investments	(3,949,467)
Net unrealized appreciation on investments	10,529,612

Net assets	$46,149,345

Capital shares authorized	unlimited
Capital shares outstanding	2,442,496
Net asset value per share (net assets divided by shares outstanding)	$18.89

* Investments, at cost	$34,794,140
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$160,984
Interest	2,638

Total investment income	163,622

Expenses:
Management fees	316,525
Administration fees	36,265
Transfer agent/maintenance fees	25,340
Custodian fees	4,330
Directors’ fees	3,473
Professional fees	10,387
Reports to shareholders	6,951
Other	1,702

Total expenses	404,973

Net investment loss	(241,351)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,184,670

Net realized gain	7,184,670

Net change in unrealized appreciation (depreciation) on:
Investments	3,495,741

Net change in unrealized appreciation (depreciation)	3,495,741

Net realized and unrealized gain	10,680,411

Net increase in net assets resulting from operations	$10,439,060

110 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund Series X (Small Cap Growth Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(241,351)	$(94,092)
Net realized gain on investments	7,184,670	3,898,637
Net change in unrealized appreciation (depreciation) on investments	3,495,741	5,705,272

Net increase in net assets resulting from operations	10,439,060	9,509,817

Capital share Transactions:
Proceeds from sale of shares	12,681,783	6,072,551
Cost of shares redeemed	(12,367,420)	(10,470,581)

Net increase (decrease) from capital share transactions	314,363	(4,398,030)

Net increase in net assets	10,753,423	5,111,787

Net assets:
Beginning of year	35,395,922	30,284,135

End of year	$46,149,345	$35,395,922

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	797,473	541,403
Shares redeemed	(793,196)	(924,076)

Net increase (decrease) in shares	4,277	(382,673)

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 111

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund Series X (Small Cap Growth Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008[a]	2007	2006

Per Share Data
Net asset value, beginning of period	$14.52	$10.74	$20.35	$19.27	$18.33

Income (loss) from investment operations:
Net investment loss[b]	(0.10)	(0.04)	(0.12)	(0.17)	(0.13)
Net gain (loss) on investments (realized and unrealized)	4.47	3.82	(9.49)	1.25	1.07

Total from investment operations	4.37	3.78	(9.61)	1.08	0.94

Net asset value, end of period	$18.89	$14.52	$10.74	$20.35	$19.27

Total Return[c]	30.10%	35.20%	(47.22%)	5.60%	5.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,149	$35,396	$30,284	$81,833	$92,789

Ratios to average net assets:
Net investment loss	(0.65%)	(0.30%)	(0.80%)	(0.82%)	(0.66%)
Total expenses	1.09%	1.10%	1.24%	1.20%	1.20%

Portfolio turnover rate	88%	100%	209%	137%	149%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series X effective December 1, 2008. Prior to December 1, 2008, RS Investments, Inc. sub-advised the Series.

[b]	Net investment loss per share was computed using average shares outstanding throughout the period.

[c]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

112 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
MANAGER’S COMMENTARY	Series Y (Large Cap Concentrated Growth Series)
December 31, 2010	(Unaudited)

Advised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series Y (Large Cap Concentrated Growth Series) (formerly, Select 25 Series) returned 16.65%, meeting the 16.71% for the benchmark Russell 1000® Growth Index and the Series’ peer group median return of 16.21%.
Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. We ultimately structure the portfolio with 25 to 30 names.
Industrials and Information Technology Top Performers
Portfolio holdings in the industrials sector gained 38% versus 28% in the index (Russell 1000® Growth Index). Additionally, an overweight of 16% to 12% added to returns for the Series. Cummins, Inc. was the biggest winner for the sector with a gain of 50%. Boeing Co. and Cooper Industries PLC (Cl A) were both up over 40% during the period. Other contributors in the sector included Emerson Electric Co. and CSX Corp.
While an underweight position to the index, the information technology sector was able to outperform 18% to 12%. The leading holding was EMC Corp., a 4% position that gained 31% over the calendar year. Other significant holdings included Oracle Corp., up 35%, and Apple, Inc. with an increase of 53%.
Health Care and Financials Disappoint
Poor stock selection in the health care industry caused the portfolio to underperform the index by a large margin. The sector holdings in the portfolio lost 10% during the period versus a gain of 6% in the index. All holdings in the sector detracted from portfolio performance. Celgene Corp., McKesson Corp., and Teva Pharmaceutical Industries Ltd. ended the period with double-digit losses. Other stocks in the sector with absolute negative returns included Pfizer, Inc., Abbott Laboratories, Covidien PLC, and Amgen, Inc.
Similarly, the financials holdings lost 8% during the year compared to a gain of 9% for the benchmark (Russell 1000® Growth Index). Wells Fargo & Co. dropped 29% while Morgan Stanley was down 6%. Other securities in the portfolio unable to keep pace with the index included JPMorgan Chase & Co., U.S. Bancorp, and Goldman Sachs Group, Inc.
Outlook
Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment.
We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.
Sincerely,
Mark Bronzo, CFA, Portfolio Manager

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 113

MANAGER’S COMMENTARY (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series Y (Large Cap Concentrated Growth Series)
(Unaudited)
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Russell 1000® Growth Index — measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
114 | the RYDEX|SGI sbl fund annual report

Rydex|SGI SBL Fund
PERFORMANCE SUMMARY	Series Y (Large Cap Concentrated Growth Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Over 10 Years
The chart above assumes a hypothetical $10,000 investment in Series Y (Large Cap Concentrated Growth Series) on December 31, 2000 and reflects the fees and expenses of Series Y. The Russell 1000® Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101 (Inception 05/03/1999)

	1 Year	5 Year	10 Year

Series Y	16.65%	(0.26)%	(0.42)%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.
The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Composition by Sector

Common Stocks
Information Technology	26.8%
Industrials	19.3%
Consumer Discretionary	18.3%
Energy	10.2%
Materials	6.3%
Financials	6.0%
Health Care	5.5%
Consumer Staples	5.3%
Cash & Other Assets, Less Liabilities	2.3%

Total Net Assets	100.0%

the RYDEX|SGI sbl fund annual report | 115

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series Y (Large Cap Concentrated Growth Series)

	Shares	Value

COMMON STOCKS† — 97.7%

Information Technology — 26.8%
Apple, Inc.*	6,605	$2,130,508
Google, Inc. — Class A*	3,380	2,007,618
EMC Corp.*	77,960	1,785,284
Xerox Corp.	145,100	1,671,552
Cognizant Technology
Solutions Corp. — Class A*	19,750	1,447,478
Microsoft Corp.	46,650	1,302,468
Autodesk, Inc.*	33,600	1,283,520

Total Information Technology		11,628,428

Industrials — 19.3%
CSX Corp.	24,530	1,584,883
Deere & Co.	18,500	1,536,425
3M Co.	15,660	1,351,458
Parker Hannifin Corp.	15,500	1,337,650
Eaton Corp.	13,150	1,334,857
Precision Castparts Corp.	9,000	1,252,890

Total Industrials		8,398,163

Consumer Discretionary — 18.3%
Johnson Controls, Inc.	37,890	1,447,398
Macy’s, Inc.	55,020	1,392,006
Omnicom Group, Inc.	29,420	1,347,436
Marriott International,
Inc. — Class A	31,100	1,291,894
Walt Disney Co.	33,470	1,255,460
McDonald’s Corp.	16,120	1,237,371

Total Consumer Discretionary		7,971,565

Energy — 10.2%
Peabody Energy Corp.	24,570	1,571,989
Halliburton Co.	36,780	1,501,727
Occidental Petroleum Corp.	13,830	1,356,723

Total Energy		4,430,439

Materials — 6.3%
Air Products & Chemicals, Inc.	15,200	1,382,440
Dow Chemical Co.	40,475	1,381,817

Total Materials		2,764,257

Financials — 6.0%
Goldman Sachs Group, Inc.	7,900	1,328,464
U.S. Bancorp	48,110	1,297,527

Total Financials		2,625,991

Health Care — 5.5%
Warner Chilcott plc — Class A	53,830	1,214,405
Covidien plc	25,970	1,185,790

Total Health Care		2,400,195

Consumer Staples — 5.3%
Bunge Ltd.	18,100	1,185,912
PepsiCo, Inc.	17,490	1,142,622

Total Consumer Staples		2,328,534

Total Common Stocks (Cost $37,117,439)		42,547,572

Total Investments — 97.7% (Cost $37,117,439)		$42,547,572

Cash & Other Assets, Less Liabilities — 2.3%		1,023,162

Total Net Assets — 100.0%		$43,570,734

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 8. plc — Public Limited Company

116 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series Y (Large Cap Concentrated Growth Series)
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets:
Investments, at value*	$42,547,572
Cash	952,615
Receivables:
Fund shares sold	184,487
Dividends	77,178
Prepaid expenses	4

Total assets	43,761,856

Liabilities:
Payable for:
Fund shares redeemed	145,060
Management fees	27,469
Administration fees	3,511
Transfer agent/maintenance fees	2,087
Directors’ fees	1,131
Professional fees	8,886
Other	2,978

Total liabilities	191,122

Net Assets	$43,570,734

Net Assets Consist Of:
Paid in capital	$45,569,106
Undistributed net investment income	393,229
Accumulated net realized loss on investments	(7,821,734)
Net unrealized appreciation on investments	5,430,133

Net assets	$43,570,734

Capital shares authorized	unlimited
Capital shares outstanding	4,381,020
Net asset value per share (net assets divided by shares outstanding)	$9.95

* Investments, at cost	$37,117,439
For the Year Ended December 31, 2010

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax $165)	$787,826
Interest	310

Total investment income	788,136

Expenses:
Management fees	307,319
Administration fees	39,061
Transfer agent/maintenance fees	25,343
Custodian fees	3,136
Directors’ fees	2,887
Professional fees	9,341
Reports to shareholders	6,419
Other	1,401

Total expenses	394,907

Net investment income	393,229

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,376,784

Net realized gain	5,376,784

Net change in unrealized appreciation (depreciation) on:
Investments	369,592

Net change in unrealized appreciation (depreciation)	369,592

Net realized and unrealized gain	5,746,376

Net increase in net assets resulting from operations	$6,139,605

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 117

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series Y (Large Cap Concentrated Growth Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) in Net Assets From Operations:
Net investment income	$393,229	$126,624
Net realized gain (loss) on investments	5,376,784	(6,912,143)
Net change in unrealized appreciation (depreciation) on investments	369,592	16,699,320

Net increase in net assets resulting from operations	6,139,605	9,913,801

Capital Share Transactions:
Proceeds from sale of shares	13,108,406	12,453,173
Cost of shares redeemed	(17,015,613)	(14,612,634)

Net decrease from capital share transactions	(3,907,207)	(2,159,461)

Net increase in net assets	2,232,398	7,754,340

Net Assets:
Beginning of year	41,338,336	33,583,996

End of year	$43,570,734	$41,338,336

Undistributed net investment income at end of year	$393,229	$126,624

Capital Share Activity:
Shares sold	1,459,746	1,729,313
Shares redeemed	(1,926,758)	(2,125,671)

Net decrease in shares	(467,012)	(396,358)

118 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund
Series Y (Large Cap Concentrated Growth Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$8.53	$6.40	$10.17	$10.84	$10.08

Income (loss) from investment operations:
Net investment income[a]	0.08	0.03	0.01	0.06	0.02
Net gain (loss) on investments (realized and unrealized)	1.34	2.10	(3.78)	(0.73)	0.74

Total from investment operations	1.42	2.13	(3.77)	(0.67)	0.76

Net asset value, end of period	$9.95	$8.53	$6.40	$10.17	$10.84

Total Return[b]	16.65%	33.28%	(37.07%)	(6.18%)	7.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,571	$41,338	$33,584	$66,323	$85,695

Ratios to average net assets:
Net investment income	0.96%	0.37%	0.14%	0.51%	0.21%
Total expenses	0.96%	1.00%	0.97%	0.93%	0.95%

Portfolio turnover rate	182%	151%	214%	16%	40%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 119

Rydex|SGI SBL Fund
MANAGERS’ COMMENTARY	Series Z (Alpha Opportunity Series)
December 31, 2010	(Unaudited)

Advised by:	and Subadvised by:
To Our Shareholders:
For the fiscal year ended December 31, 2010, the Rydex|SGI SBL Fund — Series Z (Alpha Opportunity Series) total return was 20.74%, besting its benchmark, the S&P® 500 Index, by more than 500 basis points, which returned 15.06%.
Investment Philosophy
The Series’ strategy is to invest approximately 37.5% of its total assets according to a long/short strategy with an emphasis on domestic securities. 37.5% of its total assets in a long/short equity portfolio of non-U.S. issuers, with the remaining 25% of assets invested in equity securities, equity derivatives, and fixed income securities with the intention of tracking the performance of the S&P 500 Index.
The fundamental investment philosophy of the active value strategy rests first upon the belief that it is critical to identify the long-term investment theme governing the equity markets. These themes may persist for 15 to 20 years.
Second, while we also believe that valuation adds important perspective to investment decisions, it is not an efficient means of timing purchase and sale decisions. We believe those decisions are best made using technical analysis. We believe technical analysis, the study of price trends, allows us to efficiently capture gains and avoid material losses.
The third tenet of our philosophy is that changes in stock prices lead changes in fundamental corporate developments. A proactive asset management approach helps to keep our investment themes fresh and our risk levels moderate.
Industrials, Health Care, and Information Technology Stocks Top Performers
In the industrials sector, Joy Global, Inc. was a top position and performer with a return of over 70%. Trinity Industries, Inc. was up 55%. We profited from a short position in Brisa-Autoestradas de Portugal S/A, which gave up 29% of its value. Other holdings adding to performance were U.S. Airways Group, Inc. and a short position in Beijing Capital International Airport Co., which was down 19%.
Health care stock ViroPharma, Inc. soared 106% while Millipore was a positive contributor with a 48% return. The portfolio profited from several short positions in AMAG Pharmaceuticals, Inc., Intercell AG, Vertex Pharmaceuticals, Inc., and Alnylam Pharmaceuticals, Inc.
Information Technology firms Skyworks Solutions, Inc. and Entropic Communications, Inc. each recorded more than 100% returns for the portfolio. Cisco Systems, Inc. added to performance relative to the S&P 500 Index.
Consumer Discretionary, Information Technology, and Health Care Stocks Disappoint
Consumer discretionary holding Shanda Interactive Entertainment Ltd. hurt portfolio performance as it lost 25%. Electrolux AB, Genting Singapore PLC, and Carter’s, Inc. were short positions in the sector that went against us.
Similarly, short positions in the information technology sector were a drag on portfolio returns. Stocks sold short that more than doubled in value included Riverbed Technology, Inc., VMware, Inc., and Baidu, Inc. Other short positions that didn’t perform as expected were SAVVIS, Inc. and Red Hat, Inc.
Long positions in the health care sector that were down double-digits included RehabCare Group, Inc., off 44%, and Baxter International, Inc. Other detractors in the sector were McKesson Corp. and Health Management Associates, Inc. We sold Cepheid short, a stock that recognized a significant gain.
Outlook
Over the course of the year, fear that earnings expectations were too aggressive faded as results were stronger than anticipated. The U.S. equity
120 | the RYDEX|SGI sbl fund annual report

Rydex|SGI SBL Fund
MANAGERS’ COMMENTARY (concluded)	Series Z (Alpha Opportunity Series)
December 31, 2010	(Unaudited)
markets finished 2010 on a strong note with the month of December producing the strongest return for the last month of the calendar year since 1991. While unemployment remains stubbornly above 9%, reports indicate stronger personal consumption and retail sales. The extension of tax cuts and a reduction in payroll taxes should help that upward trend in consumer spending and economic growth into 2011. Our approach remains to identify the best possible investments in all phases of the market and economic cycle.
The Series is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, which affects its ability to meet its investment objective. As referenced in Note 11 of the Notes to Financials in this shareholder report, Security Global Investors (SGI) is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The Series’ exposure to LBIE due to these transactions consists of short sale proceeds and long positions held at the Series’ custodian, as collateral. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to these positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Series realizing values that are materially different from those indicated in this report, which would materially affect the Series’ net asset value (either positively or negatively). SGI is uncertain when it will resume its full investment program.
We thank you for your investment and appreciate the trust and confidence you have placed in us.
Sincerely,
Bill Jenkins, Portfolio Manager, Mainstream Investment Advisers
Scott Klimo, CFA, Portfolio Manager, Security Global Investors
David Whittall, Portfolio Manager, Security Global Investors
Mainstream Investment Advisors serves as a sub-advisor to the Series Z (Alpha Opportunity Series) and is not affiliated with Security Benefit. However, Security Benefit has business relationships with Mainstream Investment Advisors.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Standard & Poor’s 500® Index (S&P 500) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI & RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI sbl fund annual report | 121

Rydex|SGI SBL Fund
PERFORMANCE SUMMARY	Series Z (Alpha Opportunity Series)
December 31, 2010	(Unaudited)
PERFORMANCE
$10,000 Since Inception
The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on July 7, 2003 (date of inception), and reflects the fees and expenses of Series Z. The S&P 500® Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/101

			Since
			Inception
	1 Year	5 Year	(07/07/2003)

Series Z	20.74%	6.54%	9.33%

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Holding Diversification (Market Exposure as % of Net Assets)
122 | the RYDEX|SGI sbl fund annual report

SCHEDULE OF INVESTMENTS	Rydex|SGI SBL Fund
December 31, 2010	Series Z (Alpha Opportunity Series)

	Shares	Value

COMMON STOCKS† — 71.1%

Industrials — 14.0%
Joy Global, Inc.[1,2]	4,800	$416,401
Trinity Industries, Inc.[1,2]	10,800	287,388
Lockheed Martin Corp.[1,2]	3,993	279,151
Union Pacific Corp.	2,055	190,416
AO Smith Corp.[1,2]	4,500	171,360
Kirby Corp.*	3,853	169,725
GrafTech International Ltd.*	6,936	137,610
Alamo Group, Inc.	4,838	134,593
Towers Watson & Co. — Class A1,2	2,400	124,944
Con-way, Inc.[1,2]	3,085	112,819
Watts Water Technologies, Inc. — Class A1,2	3,000	109,770
Westport Innovations, Inc.*	5,795	107,323
General Electric Co.[1,2]	4,500	82,305
Lindsay Corp.	1,285	76,368
Northrop Grumman Corp.[1,2]	1,100	71,258
3M Co.	754	65,070
Kubota Corp. ADR	1,040	49,400
Arkansas Best Corp.	1,798	49,301
RailAmerica, Inc.*	3,340	43,253
CNH Global N.V.	833	39,767
HUB Group, Inc. — Class A*	1,028	36,124
US Airways Group, Inc.*	3,338	33,413
Seaboard Corp.	16	31,856
Wabash National Corp.*	2,569	30,443
Titan Machinery, Inc.*	1,285	24,801
Ampco-Pittsburgh Corp.	813	22,805
MasTec, Inc.*	1,285	18,748
Guangshen Railway Company, Ltd. ADR	592	11,574

Total Industrials		2,927,986

Information Technology — 12.1%
Shanda Interactive Entertainment Ltd. ADR*,1,2	16,000	634,240
CA, Inc.[1,2]	14,900	364,156
Apple, Inc.*	754	243,210
International Business Machines Corp.	1,300	190,788
Trimble Navigation Ltd.*	3,083	123,104
Baidu, Inc. ADR*	1,258	121,435
Avnet, Inc.*,1,2	3,200	105,696
Symantec Corp.*,1,2	6,300	105,462
Harmonic, Inc.*,1,2	11,700	100,269
Arrow Electronics, Inc.*,1,2	2,800	95,900
QUALCOMM, Inc.	1,504	74,433
Xerox Corp.	6,421	73,970
Amkor Technology, Inc.*,1,2	9,800	72,422
Google, Inc. — Class A*	109	64,743
Omnivision Technologies, Inc.*	2,136	63,247
Marvell Technology Group Ltd.*	1,533	28,437
Novatel Wireless, Inc.*	2,537	24,228
Quantum Corp.*	3,707	13,790
Atmel Corp.*	1,028	12,665
Camelot Information Systems, Inc. ADR*	182	4,353
Silicon Image, Inc.*	514	3,778

Total Information Technology		2,520,326

Consumer Staples — 10.1%
Philip Morris International, Inc.[1,2]	10,500	614,565
Altria Group, Inc.[1,2]	17,800	438,236
Tyson Foods, Inc. — Class A	16,442	283,131
Archer-Daniels-Midland Co.	6,401	192,542
Andersons, Inc.	5,068	184,222
Herbalife Ltd.[1,2]	2,600	177,762
Wal-Mart Stores, Inc.[1,2]	2,300	124,039
Safeway, Inc.[1,2]	4,200	94,458
Cal-Maine Foods, Inc.	771	24,348
Vina Concha y Toro S.A. ADR	391	18,768

Total Consumer Staples		2,152,071

Health Care — 8.9%
Johnson & Johnson[1,2]	5,300	327,805
Viropharma, Inc.*,1,2	10,500	181,860
Life Technologies Corp.*,1,2	3,000	166,500
AstraZeneca plc[1,2]	2,800	127,588
Forest Laboratories, Inc.*,1,2	3,600	115,128
UnitedHealth Group, Inc.	3,068	110,785
Lincare Holdings, Inc.[1,2]	4,100	110,003
GlaxoSmithKline plc, ADR[1,2]	5,500	106,398
Amgen, Inc.*,1,2	1,900	104,309
Baxter International, Inc.[1,2]	1,900	96,178
athenahealth, Inc.*	2,055	84,214
Owens & Minor, Inc.[1,2]	2,800	82,404
Kindred Healthcare, Inc.*,1,2	4,100	75,317
Charles River Laboratories International, Inc.*,1,2	2,100	74,634
WellCare Health Plans, Inc.*,1,2	2,400	72,528
CIGNA Corp.	1,024	37,540

Total Health Care		1,873,191

Materials — 8.2%
Newmont Mining Co.	6,032	370,547
Stillwater Mining Co.*	11,964	255,431
FMC Corp.	1,798	143,642
Titanium Metals Corp.*	8,074	138,710
OM Group, Inc.*	3,459	133,206
Harry Winston Diamond Corp.*	10,038	117,445
RTI International Metals, Inc.*	4,258	114,881
Rockwood Holdings, Inc.*	2,826	110,553
Syngenta AG ADR	1,845	108,449
AMCOL International Corp.	3,221	99,851
Globe Specialty Metals, Inc.	3,340	57,081
Commercial Metals Co.	3,340	55,411
Vale S.A. — Class B ADR	1,316	45,494
Valhi, Inc.	255	5,638

Total Materials		1,756,339

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 123

SCHEDULE OF INVESTMENTS (continued) December 31, 2010	Rydex|SGI SBL Fund Series Z (Alpha Opportunity Series)

	Shares	Value

Consumer Discretionary — 7.6%
Nordstrom, Inc.	5,138	$217,748
Family Dollar Stores, Inc.[1,2]	3,900	193,869
TJX Companies, Inc.[1,2]	3,800	168,682
Limited Brands, Inc.[1,2]	5,400	165,942
Walt Disney Co.[1,2]	4,322	162,118
Ross Stores, Inc.[1,2]	2,300	145,475
The Gap, Inc.[1,2]	6,300	139,482
RadioShack Corp.[1,2]	5,500	101,695
Jack in the Box, Inc.*,1,2	4,200	88,746
Ford Motor Co.*	4,367	73,322
Phillips-Van Heusen Corp.[1,2]	900	56,709
CarMax, Inc.*	1,541	49,127
Tupperware Brands Corp.	558	26,600
Perfumania Holdings, Inc.*	1,545	13,905
Expedia, Inc.	503	12,621
Mecox Lane, Ltd. ADR*	574	4,253
Navarre Corp.*	830	1,760

Total Consumer Discretionary		1,622,054

Energy — 4.6%
Anadarko Petroleum Corp.[1,2]	2,930	223,150
Sunoco, Inc.	4,624	186,393
Cameron International Corp.*	2,312	117,287
Denbury Resources, Inc.*	5,960	113,776
Continental Resources, Inc.*	1,798	105,812
ConocoPhillips[1,2]	1,500	102,150
Venoco, Inc.*	3,138	57,896
RPC, Inc.	1,798	32,580
Gastar Exploration Ltd.*	2,073	8,914

Total Energy		947,958

Financials — 3.1%
Simon Property Group, Inc.	2,055	204,452
Endurance Specialty Holdings Ltd.[1,2]	3,200	147,424
Goldman Sachs Group, Inc.	771	129,652
Amtrust Financial Services, Inc.[1,2]	6,300	110,250
Genworth Financial, Inc. — Class A*,1,2	4,200	55,188
Anglo Irish Bank Corporation Ltd.*,†††,3	16,638	—

Total Financials		646,966

Telecommunication Services — 1.6%
AT&T, Inc.[1,2]	11,300	331,994

Utilities — 0.9%
Constellation Energy Group, Inc.[1,2]	5,400	165,402
Huaneng Power International, Inc. ADR	934	19,969

Total Utilities		185,371

Total Common Stocks (Cost $14,925,706)		14,964,256

EXCHANGE TRADED FUNDS† — 2.2%
iShares S&P Global Materials Sector Index Fund	2,142	156,902
iShares Dow Jones Transportation Average Index Fund	1,541	142,265
Guggenheim Timber ETF	4,110	84,789
iShares Barclays TIPS Bond Fund	263	28,278
iShares S&P Global Timber & Forestry Index Fund	514	23,130
WisdomTree Middle East Dividend Fund	912	15,540
PowerShares DB US Dollar Index Bearish Fund	260	7,046

Total Exchange Traded Funds (Cost $453,078)		457,950

SHORT TERM INVESTMENT †† — 14.1%
State Street General Account U.S. Government Fund	2,979,271	2,979,271

Total Short Term Investment (Cost $2,979,271)		2,979,271

	Face
	Amount
FEDERAL AGENCY DISCOUNT NOTE †† — 9.4%
Freddie Mac 0.18% due 06/28/11	$2,000,000	1,998,436

Total Federal Agency Discount Note (Cost $1,998,229)		1,998,436

REPURCHASE AGREEMENT††,4 — 12.7%
State Street issued 12/31/10 at 0.01% due 01/03/11	2,676,953	2,676,953

Total Repurchase Agreement (Cost $2,676,953)		2,676,953

Total Long Investments — 109.5% (Cost $23,033,237)		$23,076,866

	Shares
COMMON STOCK SOLD SHORT† — (37.7)%
Consumer Staples — (0.5)%
Hansen Natural Corp.*,†††,3,5	3,270	(96,825)

Telecommunication Services — (1.0)%
Clearwire Corp. — Class A *,†††,3,5	2,660	(30,138)
Global Crossing Ltd.*,†††,3,5	2,520	(40,244)
Leap Wireless International, Inc. *,†††,3,5	1,600	(69,440)
SBA Communications Corp. — Class A*,†††,3,5	2,600	(74,854)

Total Telecommunication Services		(214,676)

Utilities — (1.2)%
Korea Electric Power Corp. ADR †††, 3,5	19,460	(263,294)

Energy — (1.8)%
Aquila Resources Ltd.*,†††,3,5	2,860	(22,783)
Arrow Energy Ltd.*,†††,3,5	9,500	(24,514)
Modec, Inc.†††,3,5	1,000	(25,772)

124 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued)	Rydex|SGI SBL Fund
December 31, 2010	Series Z (Alpha Opportunity Series)

	Shares	Value
Sevan Marine ASA*,†††,3,5	6,300	$(33,049)
Trican Well Service Ltd. †††,3,5	2,200	(37,448)
Queensland Gas Company Ltd.*,†††,3,5	13,600	(52,898)
Riversdale Mining Ltd.*,†††,3,5	7,100	(54,029)
BPZ Resources, Inc.*,†††,3,5	6,000	(112,800)

Total Energy		(363,293)

Materials — (2.0)%
China National Building Material Company Ltd. — Class H †††,3,5	17,300	(23,432)
Anhui Conch Cement Company Ltd. — Class H†††,3,5	5,500	(24,761)
Fushan International Energy Group Ltd.†††,3,5	70,000	(25,165)
Sino Gold Mining Ltd.*,†††,3,5	9,100	(37,425)
Ivanhoe Mines Ltd.*,†††,3,5	4,780	(39,865)
Western Areas NL†††,3,5	6,600	(47,324)
Zoltek Companies, Inc.*,†††,3,5	2,900	(52,867)
Silver Wheaton Corp.*,†††,3,5	6,500	(68,246)
Agnico-Eagle Mines Ltd.†††,3,5,6	1,900	(125,613)

Total Materials		(444,698)

Information Technology — (4.2)%
Varian Semiconductor Equipment Associates, Inc.*,†††,3,5	1,270	(33,299)
VeriSign, Inc. †††,3,5	1,300	(33,319)
Access Company Ltd. †††,3,5	18	(34,682)
Electronic Arts, Inc.*,†††,3,5	900	(36,720)
Intermec, Inc.*,†††,3,5	2,570	(50,937)
Baidu, Inc. ADR*,†††,3,5	200	(53,726)
Riverbed Technology, Inc.*,†††,3,5	4,100	(54,530)
Rambus, Inc.*,†††,3,5	3,680	(56,451)
Red Hat, Inc.*,†††,3,5	3,300	(58,905)
VMware, Inc. — Class A*,†††,3,5	2,500	(71,450)
Equinix, Inc.*,†††,3,5	1,000	(79,940)
Imperial Energy Corp. plc*,†††,3,5	4,200	(83,657)
SAVVIS, Inc.*,†††,3,5	5,900	(86,967)
Cree, Inc.*,†††,3,5	4,200	(115,332)

Total Information Technology		(849,915)

Industrials — (5.1)%
China Communications Construction Company Ltd. — Class H †††,3,5	16,000	(16,571)
China Merchants Holdings International Company Ltd. †††,3,5	4,900	(17,461)
China National Materials Company Ltd. †††,3,5	37,600	(19,168)
Japan Steel Works Ltd. †††,3,5	1,600	(22,196)
Ausenco Ltd. †††,3,5	2,300	(24,817)
Toyo Tanso Company Ltd. †††,3,5	600	(32,408)
Ryanair Holdings plc †††,3,5	10,200	(38,219)
Meyer Burger Technology AG*,†††,3,5	200	(49,879)
USG Corp.*,†††,3,5	5,580	(160,258)
Beijing Capital International Airport Company Ltd. — Class H †††,3,5	232,000	(200,659)
Brisa Auto-Estradas de Portugal S.A.†††,3,5	47,200	(490,927)

Total Industrials		(1,072,563)

Financials — (6.5)%
First Horizon National Corp.*	202	(2,380)
Regions Financial Corp.	405	(2,835)
St. Joe Co.*	202	(4,414)
Brandywine Realty Trust	1,002	(11,673)
People’s United Financial, Inc.	1,012	(14,178)
Valley National Bancorp	1,012	(14,472)
C C Land Holdings Ltd.†††,3,5	53,000	(14,782)
BancorpSouth, Inc.	1,012	(16,141)
Washington Federal, Inc.	1,012	(17,123)
Bank of America Corp.	1,618	(21,584)
Franshion Properties China Ltd. †††,3,5	84,600	(23,551)
Mizuho Trust & Banking Company Ltd. †††,3,5	18,800	(26,216)
Aozora Bank Ltd. †††,3,5	17,300	(27,861)
Monex Group, Inc. †††,3,5	83	(29,140)
Mizuho Financial Group, Inc. †††,3,5	12,000	(49,593)
Aeon Mall Company Ltd. †††,3,5	1,900	(58,221)
PrivateBancorp, Inc. — Class A †††,3,5	2,400	(103,200)
Erste Group Bank AG †††,3,5	5,500	(337,971)
Wells Fargo & Co. †††,3,5	12,937	(565,622)

Total Financials		(1,340,957)

Health Care — (6.9)%
Sepracor, Inc.*,†††,3,5	1,350	(23,625)
Exelixis, Inc.*,†††,3,5	4,700	(30,127)
Intuitive Surgical, Inc.*,†††,3,5	200	(56,100)
Zeltia S.A. †††,3,5	8,500	(57,969)
Savient Pharmaceuticals, Inc.*,†††,3,5	3,240	(64,282)
Sequenom, Inc.*,†††,3,5	3,140	(64,715)
Luminex Corp.*,†††,3,5	2,700	(68,823)
Auxilium Pharmaceuticals, Inc.*,†††,3,5	1,960	(72,167)
Vertex Pharmaceuticals, Inc.*,†††,3,5	2,700	(74,709)
Align Technology, Inc.*,†††,3,5	6,300	(76,860)
Acorda Therapeutics, Inc.*,†††,3,5	2,900	(77,575)
Intercell AG*,†††,3,5	2,000	(78,778)
Rigel Pharmaceuticals, Inc.*,†††,3,5	3,070	(78,838)
XenoPort, Inc.*,†††,3,5	1,790	(82,036)
Regeneron Pharmaceuticals, Inc.*,†††,3,5	3,810	(82,715)
AMAG Pharmaceuticals, Inc.*,†††,3,5	1,900	(82,954)
Basilea Pharmaceutica*,†††,3,5	500	(83,364)
Cepheid, Inc.*,†††,3,5	5,500	(84,700)
Alnylam Pharmaceuticals, Inc.*,†††,3,5	3,000	(88,230)
athenahealth, Inc.*,†††,3,5	2,700	(96,795)

Total Health Care		(1,425,362)

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 125

SCHEDULE OF INVESTMENTS (concluded)	Rydex|SGI SBL Fund
December 31, 2010	Series Z (Alpha Opportunity Series)

	Shares	Value

Consumer Discretionary — (8.5)%
Tokyo Broadcasting System Holdings, Inc.†††,3,5	1,300	$(21,836)
Genting Singapore plc*,†††,3,5	132,800	(43,724)
bwin Interactive Entertainment AG†††,3,5	1,700	(48,431)
PartyGaming plc*,†††,3,5	16,200	(60,974)
Sky Deutschland AG*,†††,3,5	4,200	(68,951)
Focus Media Holding Ltd.
ADR*,†††,3,5	2,500	(75,000)
Marui Group Company Ltd.†††,3,5	31,000	(233,860)
Pool Corp.†††,3,5	12,350	(305,663)
Electrolux AB†††,3,5	32,100	(422,058)
Volkswagen AG†††,3,5	1,300	(539,374)

Total Consumer Discretionary		(1,819,871)
Total Common Stock Sold Short (Proceeds $7,723,318)		(7,891,454)

Cash & Other Assets, Less Liabilities — 28.2%		5,963,741

Total Net Assets — 100.0%		$21,149,153

		Unrealized
	Contracts	Gain

FUTURE CONTRACTS PURCHASED†
March 2011 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $4,448,150)	71	$60,403

*	Non-income producing security.

†	Value determined based on Level 1 inputs, except as noted — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

†††	Value determined based on Level 3 inputs — See Note 8.

[1]	All or a portion of this security is pledged as short security collateral at December 31, 2010.

[2]	All or a portion of the security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $8,300,549 (cost $8,094,687), or 39.2% of total net assets. The security was deemed liquid at the time of purchase — See Note 11.

[3]	Illiquid security.

[4]	Repurchase Agreement — See Note 7.

[5]	All or a portion of this security was fair valued by the Valuation Committee at December 31, 2010. The total market value of fair valued securities amounts to $(7,786,654) (proceeds $7,622,318), or (36.82%) of total net assets — See Note 11.

[6]	Security was acquired through a private placement. ADR — American Depositary Receipt plc — Public Limited Company

126 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

Rydex|SGI SBL Fund
Series Z (Alpha Opportunity Series)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value*,†	$20,399,913
Repurchase agreement, at value**	2,676,953

Total investments	23,076,866

Restricted cash†	1,895,998
Restricted cash denominated in a foreign currency, at value***,†	3,816,781
Receivables:
Securities sold	1,325,785
Dividends	23,734
Due from Security Investors	37,931
Foreign taxes reclaim	703
Prepaid expenses	7

Total assets	30,177,805

Liabilities:
Cash overdraft	109,002
Securities sold short, at value****,†	7,891,454
Payable for:
Fund shares redeemed	3,062
Securities purchased	955,055
Variation margin on futures	5,325
Dividends on short sales	61
Management fees	22,134
Administration fees	4,477
Transfer agent/maintenance fees	2,085
Custodian fees	11,914
Directors’ fees	671
Professional fees	12,929
Other	10,483

Total liabilities	9,028,652

Net assets	$21,149,153

Net assets consist of:
Paid in capital	$22,589,833
Accumulated net investment loss	(30)
Accumulated net realized loss on investments	(1,569,665)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	129,015

Net assets	$21,149,153

Capital shares authorized	unlimited
Capital shares outstanding	1,245,687
Net asset value per share (net assets divided by shares outstanding)	$16.98

* Investments, at cost	$20,356,284
** Repurchase agreement, at cost	2,676,953

Total cost	$23,033,237
*** Restricted cash denominated in a foreign currency, at cost	$3,623,662
**** Securities sold short, proceeds	$7,723,318
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax $1,597)	$279,706
Interest	4,851

Total investment income	284,557

Expenses:
Management fees	258,694
Administration fees	31,043
Pricing fees	9,409
Transfer agent/maintenance fees	25,167
Custodian fees	45,917
Directors’ fees	1,730
Professional fees	51,960
Reports to shareholders	6,018
Other	4,431
Prime broker interest expense	24,149
Dividends on short sales	10,827

Total expenses	469,345
Less:
Reimbursement of expenses	(44,725)
Recoupment of expenses	3,130

Net expenses	427,750

Net investment loss	(143,193)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,927,306
Securities sold short	(57,882)
Futures contracts	580,630
Foreign currency transactions	(2,034)

Net realized gain	4,448,020

Net change in unrealized appreciation (depreciation) on:
Investments	(670,697)
Securities sold short	74,868
Futures contracts	40,480
Translation of assets and liabilities in foreign currencies	94,330

Net change in unrealized appreciation (depreciation)	(461,019)

Net realized and unrealized gain	3,987,001

Net increase in net assets resulting from operations	$3,843,808

†	All or portion of this amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 11.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 127

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI SBL Fund
Series Z (Alpha Opportunity Series)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(143,193)	$(114,332)
Net realized gain on investments and foreign currency transactions	4,448,020	541,737
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(461,019)	4,883,743

Net increase in net assets resulting from operations	3,843,808	5,311,148

Capital share transactions:
Proceeds from sale of shares	413,198	441,669
Cost of shares redeemed	(5,741,168)	(10,096,392)

Net decrease from capital share transactions	(5,327,970)	(9,654,723)

Net decrease in net assets	(1,484,162)	(4,343,575)

Net assets:
Beginning of year	22,633,315	26,976,890

End of year	$21,149,153	$22,633,315

Accumulated net investment loss at end of year	$(30)	$—

Capital share activity:
Shares sold	27,315	44,054
Shares redeemed	(395,170)	(936,532)

Net decrease in shares	(367,855)	(892,478)

128 | the RYDEX|SGI sbl fund annual report	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI SBL Fund
Series Z (Alpha Opportunity Series)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Series’ performance for the periods presented.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008[a]	2007	2006

Per Share Data
Net asset value, beginning of period	$14.03	$10.76	$16.50	$13.96	$12.34

Income (loss) from investment operations:
Net investment income (loss)[b]	(0.10)	(0.06)	(0.16)	0.01	—
Net gain (loss) on investments and foreign currency (realized and unrealized)	3.05	3.33	(5.58)	2.53	1.62

Total from investment operations	2.95	3.27	(5.74)	2.54	1.62

Net asset value, end of period	$16.98	$14.03	$10.76	$16.50	$13.96

Total Return[c]	20.74%	30.39%	(34.79%)	18.19%	13.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,149	$22,633	$26,977	$48,869	$36,442

Ratios to average net assets:
Net investment income (loss)	(0.89%)	(0.52%)	(1.09%)	0.10%	(0.03%)
Total expenses[d]	2.27%	2.85%	2.79%	2.50%	2.78%
Net expenses[e]	2.07%	1.74%	2.79%	2.50%	2.78%
Operating expenses[f]	1.90%	1.69%	2.70%	2.44%	2.68%

Portfolio turnover rate	768%	555%	990%	1,770%	1,285%

[a]	Security Global Investors, LLC (SGI) became the sub-advisor of 37.5% of the assets of Series Z effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advised 37.5% of the assets and Security Investors, LLC (SI) managed 25% of the assets. Prior to August 18, 2008, Mainstream sub-advised 60% of the assets and SI managed the remaining 40% of the assets.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, as applicable.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[f]	Operating expense ratios exclude expenses from dividends on short sales and prime broker interest expense.

The accompanying notes are an integral part of the financial statements.	the RYDEX|SGI sbl fund annual report | 129

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies Organization
SBL Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company of the Series type. Each Series, in effect, represents a separate fund. The Fund is required to account for the assets of each Series separately and to allocate general liabilities of the Fund to each Series based on the net asset value of each Series. Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts.
Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuation — Valuations of the Fund’s securities are supplied by pricing services approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.
Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a series portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Series net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold.
The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
Listed options held by the Series are valued at the Official Settlement Price listed by the exchange, as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Fund are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
B. Repurchase Agreements — In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Series may be delayed or limited.
C. Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social
130 the RYDEX|SGI sbl fund annual report

NOTES TO FINANCIAL STATEMENTS (continued)
or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
D. Futures — Series Z utilized futures contracts to obtain broad index exposure. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.
E. Options Written — Certain Series wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets (See Note 6). Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. Options were used minimally to hedge the Series’ portfolio, to increase returns, to maintain exposure to the equity markets, and create liquidity. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.
The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
F. Securities Sold Short — Certain of the Series may make short sales “against the box,” in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series’ net assets be in deposits on short sales against the box. If a Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Series may make short sales that are not “against the box,” which create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Series is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.
G. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities. Realized gains (losses) on pay downs of mortgage and asset backed securities are classified as interest income. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
the RYDEX|SGI sbl fund annual report | 131

NOTES TO FINANCIAL STATEMENTS (continued)
H. Expenses — Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets within the Fund.
I. Distributions to Shareholders — The Fund is required by the Internal Revenue Code to distribute substantially all of its income and capital gains to its shareholders. Each year the Fund determines whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occurring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Fund’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.
J. Taxes — The Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Distributions may be made via consent dividends, as described in the paragraph above. Therefore, no provision for federal or state income tax is required.
The evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns is required to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. For all open tax years (December 31, 2007 - December 31, 2010) and all major taxing jurisdictions through the end of the reporting period, the Series’ management has completed a review and evaluation and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2010.
K. Earnings Credits — Under the fee agreement with the custodian, the Series may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.
L. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
M. Indemnifications — Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Management fees and other transactions with affiliates
Security Investors, LLC (SI) pays the Sub-Advisor out of the advisory fees it receives. Management fees are paid monthly to SI, based on the following annual rates for the year ended December 31, 2010:

	Management	Fee Waivers
	Fees (as a % of	(as a % of
	net assets)	net assets)

Series A (Large Cap Core Series)	0.75%	N/A
Series B (Large Cap Value Series)	0.65%	N/A
Series C (Money Market Series)	0.50%	N/A
Series D (Global Series)	1.00%	N/A
Series E (U.S. Intermediate Bond Series)	0.75%	N/A	[1]
Series J (Mid Cap Growth Series)	0.75%	N/A
Series N (Managed Asset Allocation Series)	1.00%	N/A
Series O (All Cap Value Series)	0.70%	N/A
Series P (High Yield Series)	0.75%	N/A
Series Q (Small Cap Value Series)	0.95%	N/A
Series V (Mid Cap Value Series)	0.75%	N/A
Series X (Small Cap Growth Series)	0.85%	N/A
Series Y (Large Cap Concentrated Growth Series)	0.75%	N/A
Series Z (Alpha Opportunity Series)	1.25%	N/A

[1]	Effective May 1, 2010, Series E no longer waives 0.15% of management fees.
SI also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the SI receives the following:

Administrative Fees
(as a % of net assets)*

Series A (Large Cap Core Series)	0.095%
Series B (Large Cap Value Series)	0.095%
Series C (Money Market Series)	0.095%
Series D (Global Series)	0.150%
Series E (U.S. Intermediate Bond Series)	0.095%
Series J (Mid Cap Growth Series)	0.095%
Series N (Managed Asset Allocation Series)	0.150%
Series O (All Cap Value Series)	0.095%
Series P (High Yield Series)	0.095%
Series Q (Small Cap Value Series)	0.095%
Series V (Mid Cap Value Series)	0.095%
Series X (Small Cap Growth Series)	0.095%
Series Y (Large Cap Concentrated Growth Series)	0.095%
Series Z (Alpha Opportunity Series)	0.150%

*	The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, J, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.
132 | the RYDEX|SGI sbl fund annual report

NOTES TO FINANCIAL STATEMENTS (continued)
SI is paid the following for providing transfer agent services to the Fund:

Annual charge per account	$5.00 -$8.00
Transaction fee	$0.60 -$1.10
Minimum annual charge per series	$25,000
Certain out-of-pocket charges	Varies
Effective May 1, 2010, the investment advisory contract for Series E, Series O, and Series Z provides that the total expenses be limited to 0.81%, 1.00%, and 2.35%, respectively, of average daily net assets, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a fund invests, interest, taxes, litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles). These contracts are in effect through April 30, 2012. SI is entitled to reimbursement by the Series E, Series O, and Series Z of fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. As of December 31, 2010, the amount of fees reimbursed that are subject to recoupment in the Series E, Series O, and Series Z were $96,076, $79,226, and $285,696, respectively. For the year ended December 31, 2010, the amounts of fees recouped by SI in the Series E, Series O, and Series Z were $—, $—, and $3,130, respectively. Prior to May 1, 2010, Series E had a 0.15% fee waiver of $(66,467) which is not available to be recouped and had no expense limit. Prior to May 1, 2010 the expense limit for Series O was 0.85% and Series Z was 1.70%.
At December 31, 2010, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned 100% of the outstanding shares of each Series of the Fund, except for Series B, Series D, Series J and Series N, in which it owns 99% of each Series, Series O, Series P, Series Q, Series V and Series X, in which it owns 98% of each Series, Series E in which it owns 94% and Series Y in which it owns 92%.
3. Other Liabilities
Series A (Large Cap Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Series as of December 31, 2010.
Although the ultimate resolution of these transactions is uncertain, the Series have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Series as of December 31, 2010 was $18,615 for Series A and $205,716 for Series V.
4. Investment Transactions
During the year ended December 31, 2010, purchases and sales of investment securities, excluding government and short-term investments, were:

	Purchases	Sales

Series A (Large Cap Core Series)	$253,877,433	$229,775,080
Series B (Large Cap Value Series)	45,378,613	69,730,775
Series C (Money Market Series)	—	—
Series D (Global Series)	710,443,340	744,474,387
Series E (U.S. Intermediate Bond Series)	13,334,753	25,738,240
Series J (Mid Cap Growth Series)	191,875,699	209,474,399
Series N (Managed Asset Allocation Series)	25,157,728	31,746,374
Series O (All Cap Value Series)	16,944,780	40,923,497
Series P (High Yield Series)	70,081,651	86,007,237
Series Q (Small Cap Value Series)	44,223,001	68,078,136
Series V (Mid Cap Value Series)	75,625,686	95,328,580
Series X (Small Cap Growth Series)	32,378,875	32,096,136
Series Y (Large Cap Concentrated Growth Series)	72,076,277	75,024,104
Series Z (Alpha Opportunity Series)	79,946,767	84,547,897
During the year ended December 31, 2010, purchases and sales of government securities, excluding short-term investments, were:

	Purchases	Sales

Series E (U.S. Intermediate Bond Series)	$32,289,129	$25,610,898
Series N (Managed Asset Allocation Series)	11,882,139	11,887,053
5. Affiliated Issuers
Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all
The RYDEX|SGI Sbl Fund Annual Report | 133

NOTES TO FINANCIAL STATEMENTS (continued)
securities of affiliated companies held in Series V as of December 31, 2010 amounted to $14,792, which represents 0.0% of net assets. There were no affiliated companies held in any other Series. Transactions in Series V during the year ended December 31, 2010 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	12/31/09	Additions	Reductions	12/31/10	12/31/10	Income

Series V (Mid Cap	Common Stock:
Value Series)	Hydrogen Corp.	$12,102	$—	$—	$14,792	672,346	$—
6. Options Written
Information as to options written by the Series during the period ended December 31, 2010 and options outstanding at period end are provided below.

	Number of	Premium
Series A Written Put Options	Contracts	Amount

Balance at September 30, 2010	—	$—
Options written	752	148,716
Options terminated in closing purchase transactions	—	—
Options expired	(603)	(103,933)
Options exercised	(149)	(44,783)

Balance at December 31, 2010	—	$—

	Number of	Premium
Series B Written Put Options	Contracts	Amount

Balance at September 30, 2010	—	$—
Options written	1,780	337,313
Options terminated in closing purchase transactions	—	—
Options expired	(1,542)	(265,781)
Options exercised	(238)	(71,532)

Balance at December 31, 2010	—	$—

	Number of	Premium
Series O Written Call Options	Contracts	Amount

Balance at December 31, 2009	503	$90,964
Options written	2,951	443,584
Options terminated in closing purchase transactions	—	—
Options expired	(2,114)	(366,968)
Options exercised	(194)	(43,140)

Balance at December 31, 2010	1,146	$124,440

	Number of	Premium
Series O Written Put Options	Contracts	Amount

Balance at December 31, 2009	331	$53,951
Options written	993	167,893
Options terminated in closing purchase transactions	—	—
Options expired	(787)	(141,106)
Options exercised	(331)	(53,951)

Balance at December 31, 2010	206	$26,787

	Number of	Premium
Series Q Written Call Options	Contracts	Amount

Balance at December 31, 2009	935	$243,492
Options written	3,337	491,711
Options terminated in closing purchase transactions	—	—
Options expired	(2,109)	(378,155)
Options exercised	(781)	(243,250)

Balance at December 31, 2010	1,382	$113,798

134 | the RYDEX|SGI sbl fund annual report

NOTES TO FINANCIAL STATEMENTS (continued)
Series Q Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2009	—	$—
Options written	1,337	111,758
Options terminated in closing purchase transactions	—	—
Options expired	(1,207)	(88,618)
Options exercised	—	—

Balance at December 31, 2010	130	$23,140

Series V Written Call Options

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2009	1,796	$309,842
Options written	7,690	1,138,903
Options terminated in closing purchase transactions	—	—
Options expired	(4,689)	(799,916)
Options exercised	(1,566)	(316,002)

Balance at December 31, 2010	3,231	$332,827

Series V Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2009	841	$131,046
Options written	4,657	651,659
Options terminated in closing purchase transactions	—	—
Options expired	(4,262)	(590,311)
Options exercised	(597)	(97,308)

Balance at December 31, 2010	639	$95,086

7. Repurchase Agreements
Information related to repurchase agreements as of December 31, 2010, were as follows:

		Terms of		Repurchase	Collateral	Collateral	Collateral	Collateral
Fund	Counterparty	Agreement	Face Value	Price	Type	Rate	Maturity	Value

Series A (Large Cap Core Series)	UMB Financial Corp.	0.09% due 01/03/11	$6,349,000	$6,349,048	Ginnie Mae	4.00%	07/16/22	$2,369,722
					U.S. Treasury Note	4.88%	05/31/11	2,425,287
					Fannie Mae	2.50%	12/25/18	1,681,271
								6,476,280
Series B (Large Cap Value Series)	UMB Financial Corp.	0.09% due 01/03/11	11,472,000	11,472,086	Ginnie Mae	4.25%	10/16/22	9,505,337
					U.S. Treasury Note	1.38%	03/15/12	2,196,193
								11,701,530
Series C (Money Market Series)	UMB Financial Corp.	0.09% due 01/03/11	36,250,000	36,250,272	Fannie Mae	4.00%	01/28/13	12,068,547
					Federal Home Loan Bank	0.37%	12/13/11	24,911,195
								36,979,741
Series E (U.S. Intermediate Bond Series)	UMB Financial Corp.	0.09% due 01/03/11	4,160,000	4,160,031	Fannie Mae	3.50%	07/25/38	4,243,200
Series J (Mid Cap Growth Series)	UMB Financial Corp.	0.09% due 01/03/11	3,284,000	3,284,025	Freddie Mac	4.75%	01/18/11	3,350,687
Series O (All Cap Value Series)	UMB Financial Corp.	0.09% due 01/03/11	2,342,000	2,342,018	Ginnie Mae	4.00%	07/16/22	2,388,899
Series P (High Yield Series)	UMB Financial Corp.	0.09% due 01/03/11	8,104,000	8,104,061	Federal Home Loan Bank	1.75%	12/14/12	8,266,815
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NOTES TO FINANCIAL STATEMENTS (continued)

		Terms of		Repurchase	Collateral	Collateral	Collateral	Collateral
Fund	Counterparty	Agreement	Face Value	Price	Type	Rate	Maturity	Value

Series Q (Small Cap Value Series)	UMB Financial Corp.	0.09% due 01/03/11	$4,083,000	$4,083,031	Fannie Mae	2.50%	12/25/18	$4,083,745

Series Z (Alpha Opportunity Series)	State Street	0.01% due 01/03/11	2,676,953	2,676,973	U.S. Treasury Note	2.50%	04/30/15	2,739,000
8. Fair Value of Financial Instruments
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:
Level 1 —	quoted prices in active markets for identical investments.

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments*	In Securities	In Securities	Total

Assets
Series A (Large Cap Core Series)	$236,822,735	$—	$6,349,000	$—	$243,171,735
Series B (Large Cap Value Series)	287,422,397	—	11,472,000	—	298,894,397
Series C (Money Market Series)	—	—	106,014,854	—	106,014,854
Series D (Global Series)	270,040,101	—	5,821,593	—	275,861,694
Series E (U.S. Intermediate Bond Series)	41,103,966	—	84,214,750	233,592	125,552,308
Series J (Mid Cap Growth Series)	165,261,394	—	3,284,179	—	168,545,573
Series N (Managed Asset Allocation Series)	55,081,068	—	23,447,089	—	78,528,157
Series O (All Cap Value Series)	161,642,476	—	2,342,000	—	163,984,476
Series P (High Yield Series)	2,809,834	—	133,379,414	630,259	136,819,507
Series Q (Small Cap Value Series)	122,399,470	—	4,295,148	—	126,694,618
Series V (Mid Cap Value Series)	312,869,556	—	3,710,857	—	316,580,413
Series X (Small Cap Growth Series)	45,323,752	—	—	—	45,323,752
Series Y (Large Cap Concentrated Growth Series)	42,547,572	—	—	—	42,547,572
Series Z (Alpha Opportunity Series)	15,422,206	60,403	7,654,660	—	23,137,269

Liabilities
Series A (Large Cap Core Series)	$—	$—	$—	$—	$—
Series B (Large Cap Value Series)	—	—	—	—	—
Series C (Money Market Series)	—	—	—	—	—
Series D (Global Series)	—	—	—	—	—
Series E (U.S. Intermediate Bond Series)	—	—	—	—	—
Series J (Mid Cap Growth Series)	—	—	—	—	—
Series N (Managed Asset Allocation Series)	—	—	—	—	—
Series O (All Cap Value Series)	—	364,396	—	—	364,396
Series P (High Yield Series)	—	—	—	—	—
Series Q (Small Cap Value Series)	—	108,100	—	—	108,100
Series V (Mid Cap Value Series)	—	813,906	—	—	813,906
Series X (Small Cap Growth Series)	—	—	—	—	—
Series Y (Large Cap Concentrated Growth Series)	—	—	—	—	—
Series Z (Alpha Opportunity Series)	104,800	—	—	7,786,654	7,891,454

*	Other financial instruments include, futures contracts and written options; which are reported as unrealized gain/loss at year end.
136 | the RYDEX|SGI sbl fund annual report

NOTES TO FINANCIAL STATEMENTS (continued)
The Fund adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Fund’s disclosures about transfers in and out of all Levels of the fair value hierarchy on a gross basis and the reasons for the transfers, as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.
Transfers between investment Levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognized transfers between the Levels as of the end of the period. As of December 31, 2010, Series P (High Yield Series) had securities with a total value of $119,494 transferred from Level 3 to Level 1 and a total value of $462,804 transferred from Level 3 to Level 2. The fair market values of these securities were adjusted due to a change in the securities valuation method. There were no other securities that transferred between levels.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2010:
LEVEL 3 — Fair value measurement using significant unobservable inputs

Total

Series E (U.S. Intermediate Bond Series)
Assets:
Beginning Balance	$224,706
Total realized gains or losses included in earnings	—
Total change in unrealized gains or losses included in earnings	8,886
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	—

Ending Balance	$233,592

Series P (High Yield Series)
Assets:
Beginning Balance	$781,517
Total realized gains or losses included in earnings	(205,649)
Total change in unrealized gains or losses included in earnings	459,961
Purchases, sales, issuances, and settlements (net)	176,728
Transfers in and/or out of Level 3	(582,298)

Ending Balance	$630,259

Series Z (Alpha Opportunity Series)
Liabilities:
Beginning Balance	$7,786,654
Total realized gains or losses included in earnings	—
Total change in unrealized gains or losses included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	—

Ending Balance	$7,786,654

9. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Series use derivative instruments, how these derivative instruments are accounted for and their effects on the Series’ financial position and results of operations.
Certain Series seek to gain exposure to their respective benchmarks by investing in currency, and financial-linked derivative instruments, including futures and options. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund’s net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

Approximate percentage
of Fund’s net assets
Fund	on a daily basis

Series O (All Cap Value Series)	0.22%
Series Q (Small Cap Value Series)	0.09%
Series V (Mid Cap Value Series)	0.26%
Series Z (Alpha Opportunity Series)	21.07%
the RYDEX|SGI sbl fund annual report | 137

NOTES TO FINANCIAL STATEMENTS (continued)
The following is a summary of the location of derivative investments on the Series’ Statements of Assets and Liabilities as of December 31, 2010:

Derivative Investments Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation margin on futures	Variation margin on futures Written options, at value
The following is a summary of the Series’ derivative instruments categorized by primary risk exposure at December 31, 2010:
Asset Derivative Investments Value

	Futures	Written Options
	Equity	Equity	Total Value at
Fund	Contracts*	Contracts	December 31, 2010

Series Z (Alpha Opportunity Series)	$60,403	$—	$60,403
Liability Derivative Investments Value

	Futures	Written Options
	Equity	Equity	Total Value at
Fund	Contracts*	Contracts	December 31, 2010

Series O (All Cap Value Series)	$—	$364,396	$364,396
Series Q (Small Cap Value Series)	—	108,100	108,100
Series V (Mid Cap Value Series)	—	813,906	813,906

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Series’ Statements of Operations for the year ended December 31, 2010:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on futures
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) on futures
Net change in unrealized appreciation (depreciation) on written options
The following is a summary of the Series’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2010:
Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

	Futures	Written Options
	Equity	Equity
Fund	Contracts	Contracts	Total

Series A (Large Cap Core Series)	$—	$103,934	$103,934
Series B (Large Cap Value Series)	—	265,781	265,781
Series O (All Cap Value Series)	—	508,073	508,073
Series Q (Small Cap Value Series)	—	466,772	466,772
Series V (Mid Cap Value Series)	—	1,390,226	1,390,226
Series Z (Alpha Opportunity Series)	580,630	—	580,630
Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations

	Futures	Written Options
	Equity	Equity
Fund	Contracts	Contracts	Total

Series O (All Cap Value Series)	$—	$(180,889)	$(180,889)
Series Q (Small Cap Value Series)	—	33,166	33,166
Series V (Mid Cap Value Series)	—	(457,091)	(457,091)
Series Z (Alpha Opportunity Series)	40,480	—	40,480
138 | the RYDEX|SGI sbl fund annual report

NOTES TO FINANCIAL STATEMENTS (continued)
10. Federal Tax Matters
Unrealized Appreciation/Depreciation
For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at December 31, 2010, were as follows:

	Investment Tax	Tax Unrealized	Tax Unrealized	Net unrealized
	Cost	Gain	Loss	Gain (Loss)

Series A (Large Cap Core Series)	$216,881,011	$33,997,681	$(7,706,957)	$26,290,724
Series B (Large Cap Value Series)	258,045,993	55,191,019	(14,342,615)	40,848,404
Series C (Money Market Series)	106,015,391	1,435	(1,972)	(537)
Series D (Global Series)	236,460,461	40,643,714	(1,242,481)	39,401,233
Series E (U.S. Intermediate Bond Series)	123,177,537	4,085,357	(1,710,586)	2,374,771
Series J (Mid Cap Growth Series)	140,026,242	29,359,757	(840,426)	28,519,331
Series N (Managed Asset Allocation Series)	71,809,667	9,263,036	(2,544,546)	6,718,490
Series O (All Cap Value Series)	150,048,517	22,860,033	(8,924,074)	13,935,959
Series P (High Yield Series)	125,383,794	17,417,578	(5,981,865)	11,435,713
Series Q (Small Cap Value Series)	93,008,802	37,207,958	(3,522,142)	33,685,816
Series V (Mid Cap Value Series)	267,910,607	73,140,666	(24,470,860)	48,669,806
Series X (Small Cap Growth Series)	34,794,317	11,343,348	(813,913)	10,529,435
Series Y (Large Cap Concentrated Growth Series)	37,229,350	5,496,978	(178,756)	5,318,222
Series Z (Alpha Opportunity Series)	23,036,591	1,267,880	(1,227,605)	40,275
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing book and tax amortization methods for premium and market discount, consent dividends, ordinary net operating losses, realized gain/loss on foreign currency and the expiration of capital loss carryovers. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities at December 31, 2010 to reflect permanent differences:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-In
Rydex|SGI SBL Fund:	Gain (Loss)	Income	Capital

Series A (Large Cap Core Series)	$(15,373,527)	$(1,140,095)	$16,513,622
Series B (Large Cap Value Series)	98,152,593	(2,616,829)	(95,535,764)
Series C (Money Market Series)	(4,198)	627,179	(622,981)
Series D (Global Series)	37,947,752	(2,786,648)	(35,161,104)
Series E (U.S. Intermediate Bond Series)	470,936	(3,555,582)	3,084,646
Series J (Mid Cap Growth Series)	21,303,497	148,617	(21,452,114)
Series N (Managed Asset Allocation Series)	(53,899)	(1,298,313)	1,352,212
Series O (All Cap Value Series)	—	(1,474,436)	1,474,436
Series P (High Yield Series)	(39,670)	(9,730,268)	9,769,938
Series Q (Small Cap Value Series)	—	265,148	(265,148)
Series V (Mid Cap Value Series)	—	(2,528,388)	2,528,388
Series X (Small Cap Growth Series)	19,127,301	241,351	(19,368,652)
Series Y (Large Cap Concentrated Growth Series)	19,235,857	(126,624)	(19,109,233)
Series Z (Alpha Opportunity Series)	6,966,254	143,163	(7,109,417)
At December 31, 2010, the following Series had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:
Capital Loss Carryovers:

	Capital Loss	Capital Loss	Remaining			Deferred
	Carryovers	Carryovers	Capital Loss	Annual		Post-October
Rydex|SGI SBL Fund:	Utilized	Expired	Carryovers	Limitations*	Expires in	Losses

Series A (Large Cap Core Series)	$5,092,463	$—	$—	$8,855,698	2015	$—
	1,189,537	—	32,695,308		2016	—
	—	—	29,087,804		2017	—

	$6,282,000	$—	$61,783,112	$8,855,698		$—

Series B (Large Cap Value Series)	$4,641,062	$82,531,658	$—	$10,999,919	2010	$—
	—	15,620,935	10,999,919		2011	—
	—	—	29,474,335		2016	—
	—	—	27,901,075		2017	—

	$4,641,062	$98,152,593	$68,375,329	$10,999,919

the RYDEX|SGI sbl fund annual report | 139

NOTES TO FINANCIAL STATEMENTS (continued)
10. Federal Tax Matters (continued)
Capital Loss Carryovers (continued)

	Capital Loss	Capital Loss	Remaining			Deferred
	Carryovers	Carryovers	Capital Loss	Annual		Post-October
Rydex|SGI SBL Fund:	Utilized	Expired	Carryovers	Limitations*	Expires in	Losses

Series D (Global Series)	$4,143,398	$—	$52,891,987	$9,820,391	2016	$125,549
	—	37,080,853	15,850,751		2017	—

	$4,143,398	$37,080,853	$68,742,738	$9,820,391		$125,549

Series E (U.S. Intermediate Bond Series)	$—	$719,015	$—	$5,322,700	2010	$—
	—	—	350,320		2012	—
	—	—	2,731,334		2014	—
	—	—	838,194		2015	—
	—	—	937,378		2016	—
	—	—	12,363,518		2017	—
	—	—	360,156		2018	—

	$—	$719,015	$17,580,900	$5,322,700		$—

Series J (Mid Cap Growth Series)	$10,513,898	$3,604,529	$34,773,082	$5,795,514	2016	$—
	—	17,847,585	12,014,918		2017	—

	$10,513,898	$21,452,114	$46,788,000	$5,795,514		$—

Series N (Managed Asset Allocation Series)	$1,241,429	$—	$1,407,273	$2,942,348	2016	$—
	—	—	9,066,990		2017	—

	$1,241,429	$—	$10,474,263	$2,942,348		$—

Series O (All Cap Value Series)	$1,512,399	$—	$16,305,897	$6,099,793	2016	$—
	—	—	12,798,147		2017	—

	$1,512,399	$—	$29,104,044	$6,099,793		$—

Series P (High Yield Series)	$1,117,474	$—	$—	$	2017	$—

Series Q (Small Cap Value Series)	$7,067,511	$—	$14,581,372	$4,607,148	2017	$—

Series V (Mid Cap Value Series)	$9,162,184	$—	$18,619,728	$12,009,881	2017	$—

Series X (Small Cap Growth Series)	$614,101	$6,570,527	$—	$1,455,499	2010	$—
	—	2,921,243	8,732,992		2016	—
	—	9,876,882	1,455,499		2017	—

	$614,101	$19,368,652	$10,188,491	$1,455,499		$—

Series Y (Large Cap Concentrated Growth Series)	$674,340	$8,610,051	$—	$1,598,274	2010	$—
	—	4,494,036	1,598,274		2011	—
	—	—	338,147		2012	—
	—	1,359,560	7,653,224		2016	—
	—	4,772,212	1,598,274		2017	—

	$674,340	$19,235,859	$11,187,919	$1,598,274		$—

Series Z (Alpha Opportunity Series)	$329,407	$5,760,760	$4,684,418	$780,736	2016	$30
	—	1,348,656	780,736		2017	—

	$329,407	$7,109,416	$5,465,154	$780,736		$30

*	In accordance with Section 382 of the Internal Revenue Code, a portion of certain Series losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryovers shown with respect to each series. The limitation does not relate only to the loss shown on the first row of each Series.
The Fund declared ordinary consent dividends for the year ended December 31, 2009, as shown below. It is expected that amounts distributable for the year ended December 31, 2010, will also be distributed via consent dividends.

Ordinary Consent
Fund	Dividends

Rydex|SGI SBL Fund:
Series A (Large Cap Core Series)	$1,140,095
Series B (Large Cap Value Series)	2,616,829
Series D (Global Series)	1,919,749
Series E (U.S. Intermediate Bond Series)	3,803,661
Series N (Managed Asset Allocation Series)	1,350,482
Series O (All Cap Value Series)	1,474,436
Series P (High Yield Series)	9,769,938
Series V (Mid Cap Value Series)	2,528,388
Series Y (Large Cap Concentrated Growth Series)	126,624
Short term distributions are treated as ordinary distributions for federal income tax purposes.
140 | the RYDEX|SGI sbl fund annual report

NOTES TO FINANCIAL STATEMENTS (continued)
10. Federal Tax Matters (continued)
Capital Loss Carryovers (continued)
As of December 31, 2010, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation	Accumulated
Rydex|SGI SBL Fund:	Income	Capital Gain	Other Losses	(Depreciation)*	Earnings/(Deficit)**

Series A (Large Cap Core Series)	$4,030,354	$1,730,063	$(61,783,112)	$26,290,723	$(29,731,972)
Series B (Large Cap Value Series)	2,285,314	2,252,176	(68,375,328)	40,848,404	(22,989,434)
Series C (Money Market Series)	—	—	—	(537)	(537)
Series D (Global Series)	13,587,873	7,698,733	(68,868,287)	39,361,280	(8,220,401)
Series E (U.S. Intermediate Bond Series)	3,811,519	—	(17,580,900)	2,374,770	(11,394,611)
Series J (Mid Cap Growth Series)	4,484,278	10,710,842	(46,788,000)	28,519,329	(3,073,551)
Series N (Managed Asset Allocation Series)	1,147,178	667,148	(10,474,263)	6,719,281	(1,940,656)
Series O (All Cap Value Series)	1,084,849	—	(29,104,044)	13,722,790	(14,296,405)
Series P (High Yield Series)	10,938,114	—	—	11,435,714	22,373,828
Series Q (Small Cap Value Series)	—	9,636,619	(14,581,372)	33,714,655	28,769,902
Series V (Mid Cap Value Series)	2,289,761	—	(18,619,728)	48,283,813	31,953,846
Series X (Small Cap Growth Series)	2,051,653	4,187,547	(10,188,491)	10,529,436	6,580,145
Series Y (Large Cap Concentrated Growth Series)	3,222,696	648,630	(11,187,920)	5,318,222	(1,998,372)
Series Z (Alpha Opportunity Series)	1,228,159	2,731,086	(5,465,184)	65,259	(1,440,680)

*	The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization of unrealized gains for tax purposes on futures contracts, differing book and tax methods for bond discount/premium amortization, and passive foreign investment companies.

**	The difference between total distributable earnings/(deficit) for book and tax purposes is related to the interest accrued on defaulted bonds for tax purposes.
11. Series Z
The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. The Fund has delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund is working to resolve these issues with LBIE and the Administrator. As of December 31, 2010, included in the Statement of Assets and Liabilities are the value of restricted long positions of $8,300,549, cash collateral of $586,580, restricted cash representing the value of short sale proceeds of $4,526,199 and liabilities for short sales of $7,786,654 representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. If these short sales had not been terminated, the value of the liability related to these securities sold short would have been $(8,159,485) as of December 31, 2010 resulting in a decrease in net assets of $372,831 (or 1.8%). Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and LBI, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guaranty that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially impact the Fund’s net asset value (either positively or negatively). As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.
12. Fund Merger
On April 30, 2010, Series A (Large Cap Core Series) acquired all of the net assets of Series H (Enhanced Index Series), a separate series of the Fund, in exchange for shares of the Series A (Large Cap Core Series), pursuant to an agreement and plan of reorganization approved by the Board of Directors and approved by the shareholders of the Series H (Enhanced Index Series). The acquisition was accomplished through a combination of a tax-free exchange of the outstanding shares of the Series H (Enhanced Index Series) 5,066,966 valued at $47,882,828 for respective shares of the Series A (Large Cap Core Series) 2,188,429. For financial reporting purposes, the net assets received and shares issued by Series A (Large Cap Core Series) were recorded at fair value; however, the Series H (Enhanced Index Series)’s cost of the investments was carried forward to align ongoing reporting of Series A (Large Cap Core Series) realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
the RYDEX|SGI sbl fund annual report | 141

NOTES TO FINANCIAL STATEMENTS (concluded)
Series H (Enhanced Index Series)’s net assets on April 30, 2010 were $47,882,828, including $1,097,678 of unrealized appreciation. Series H (Enhanced Index Series)’s net assets were primarily comprised of investments with a fair value of $45,146,242. The aggregate net assets of Series A (Large Cap Core Series) immediately before and after the acquisition were $204,742,194 and $252,625,022, respectively.
The financial statements reflect the operations of the Series A (Large Cap Core Series) for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Series H (Enhanced Index Series) that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed January 1, 2010, Series A (Large Cap Core Series) pro-forma net investment income, net realized and unrealized gain on investments and net increase in net assets from operations for the period January 1, 2010 to December 31, 2010 would have been $2,093,242, $34,973,609 and $37,066,851, respectively. Security Investors, LLC and Series H (Enhanced Index Series) bore one-half of the expenses related to the reorganization.
13. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Security Investors, LLC, the Fund’s investment advisor (the “Investment Advisor”) and Security Global Investors, LLC, the sub-advisor to certain of the Funds, pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. The Purchase Transaction closed on July 30, 2010. Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Fund’s investment advisory agreements with the Investment Advisor and any investment sub-advisory agreements entered on behalf of a Series (together, the “Previous Agreements”). New investment advisory and sub-advisory agreements (“New Agreements”) were approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreements are substantially identical to the corresponding Previous Agreements, except with respect to the date of execution. At a Special Meeting on January 28, 2010, the Board approved the Investment Manager and Sub-Advisor to continue to serve each Fund.
14. Distributor and Transfer Agent Change
Effective July 30, 2010, the Fund’s Distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company.
142 | the RYDEX|SGI sbl fund annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contractholders and Board of Directors
SBL Fund:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of, Series A—Large Cap Core Series (formerly Equity Series), Series B—Large Cap Value Series, Series C—Money Market Series, Series D—Global Series, Series E—U.S. Intermediate Bond Series, Series J—Mid Cap Growth Series, Series N—Managed Asset Allocation Series, Series O—All Cap Value Series, Series P—High Yield Series, Series—Q Small Cap Value Series, Series V—Mid Cap Value Series, Series X—Small Cap Growth Series, Series Y—Large Cap Concentrated Growth Series (formerly Select 25 Series), and Series Z—Alpha Opportunity Series) (the “Series”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
As more fully discussed in Note 11 to the financial statements, Series Z (Alpha Opportunity Series) (“Series Z”) previously utilized the services of Lehman Brothers International Europe (“Lehman”) to provide prime broker services related to Series Z’s securities sold short. On September 15, 2008, Lehman was placed into administration. The financial records of Lehman are now being handled by the administrators. Information flow to Series Z from the administrators has been limited. Management has recorded in the financial statements its best estimate of the liability for securities sold short due to Lehman, based upon management’s assessment of all available evidence, including information supplied by the administrators. Significant uncertainty exists regarding the ultimate timing and manner of settlement, as well as the ultimate liability for securities sold short due to Lehman, and the difference between amounts currently recorded and that which may ultimately be due may be material.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the SBL Fund at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
March 1, 2011
the RYDEX|SGI sbl fund annual report | 143

DIRECTORS DISCLOSURE (Unaudited)
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Fund’s Boards of Directors held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory and sub-advisory agreements applicable to the Funds, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a two-year period of the investment advisory agreement between the Funds and Security Investors, LLC (“SI”). In reaching this conclusion, the Directors requested and obtained from SI and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. Each Fund’s Board of Directors carefully evaluated this information and was advised by legal counsel with respect to its deliberations.
In considering the approval of the investment advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI; (2) the investment performance of the Funds and SI; (3) the costs of services provided by SI and the profits derived by SI from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to SI and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) the expense limitation/fee waiver agreements between SI and certain of the Funds; and (7) other factors of the Board deemed to be relevant. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, each Fund’s Board of Directors determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. Each Board of Directors concluded that SI is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by SI, the professional qualifications and experience of SI’s and SI’s investment and management oversight processes. The Directors also determined that SI proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
•	The investment performance of the Fund. With respect to the Funds, the Directors concluded on the basis of information compiled by Morningstar that SI and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.
•	The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with each Fund, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and SI and its affiliates. On the basis of comparative information compiled by Morningstar, the Directors determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.
•	Whether the advisory fees reflect economies of scale. The directors concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market.
•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds will reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and SI’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SI in the future.
144 | the RYDEX|SGI sbl fund annual report

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)
DIRECTORS
The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years
Donald A. Chubb, Jr.**	Business Broker — Griffith & Blair Realtors
(12-14-46)
1994

Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director — The Martin Tractor
(05-11-39)	Company, Inc.
2004

Jerry B. Farley**	President — Washburn University
(09-20-46)
2005

Penny A. Lumpkin**	Partner — Vivian’s Gift Shop (Corporate Retail)
(08-20-39)	Vice President — Palmer Companies, Inc. (Small Business and
1993	Shopping Center Development)
Vice President — PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius**	President & Chief Executive Officer — Stormont-Vail HealthCare
(12-18-43)
1998

Richard M. Goldman*	Senior Vice President — Security Benefit Corporation
(03-04-61)	Director — First Security Benefit Life Insurance and Annuity
2008 (President, Director &	Company of New York
Chairman of the Board)	President — Security Investors, LLC
President & Director — Security Global Investors, LLC
CEO, President, & Director — Rydex Distributors, LLC
President & CEO — Rydex Holdings, LLC
CEO & Director — Padco Advisors, Inc.
CEO & Director — Padco Advisors II, Inc.
Director — Rydex Fund Services, Inc.
Director — Security Distributors, Inc. (2007-2009)
Managing Member — Goldman Partners, LLC (2006-2007)
President and CEO — ForstmannLeff (2003-2005)

*	This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This director is also an officer of the funds.

**	These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.

***	Each director oversees 29 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.
the RYDEX|SGI sbl fund annual report | 145

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (continued)
OFFICERS*
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title — Year Elected	During Past Five Years
Mark P. Bronzo	Current: Portfolio Manager, Security Investors, LLC.
(11-01-60)	Managing Director and Chief Compliance Officer, Nationwide
Vice President — 2008	Separate Accounts LLC. (2003-2008)

Keith A. Fletcher	Current: Senior Vice President, Security Investors, LLC;
(02-18-58)	Vice President, Rydex Holdings, LLC; Vice President, Rydex
Vice President — 2010	Specialized Products, LLC; Vice President, Rydex Distributors,
LLC; Vice President, Rydex Fund Services, LLC; Vice President
and Director, Advisor Research Center, Inc.; and Vice President,
Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds
and Rydex Variable Trust
Vice President, Security Global Investors, LLC (2010-2011); Vice
President, Rydex Advisors, LLC (2010); and Vice President, Rydex
Advisors II, LLC (2010)

Joanna M. Haigney Catalucci	Current: Chief Compliance Officer & Secretary, Rydex Series
(10-10-66)	Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex
Chief Compliance Officer — 2010	Variable Trust; Vice President, Rydex Holdings, LLC; Vice
President, Security Benefit Asset Management Holdings, LLC;
and Senior Vice President & Chief Compliance Officer, Security
Investors, LLC
Senior Vice President, Security Global Investors, LLC (2010-2011);
Chief Compliance Officer and Senior Vice President, Rydex
Advisors, LLC & Rydex Advisors II, LLC (2010)

Nikolaos Bonos	Current: Senior Vice President, Security Investors, LLC; Chief
(05-30-63)	Executive Officer & Manager, Rydex Specialized Products, LLC;
Treasurer — 2010	Chief Executive Officer & President, Rydex Fund Services, LLC;
Vice President, Rydex Holdings, LLC; Vice President & Treasurer,
Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and
Rydex Variable Trust; and Vice President, Security Benefit Asset
Management Holdings, LLC
Senior Vice President, Security Global Investors, LLC (2010-2011);
and Senior Vice President, Rydex Advisors, LLC and Rydex
Advisors II, LLC

Joseph M. Arruda	Current: Vice President, Security Investors, LLC; Chief Financial
(09-05-66)	Officer & Manager, Rydex Specialized Products, LLC; and
Assistant Treasurer — 2010	Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds;
Rydex ETF Trust; and Rydex Variable Trust
Vice President, Security Global Investors, LLC (2010-2011); and
Vice President, Rydex Advisors, LLC and Rydex Advisors II,
LLC (2010)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
146 | the RYDEX|SGI sbl fund annual report

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)
OFFICERS* (concluded)
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth)	Principal Occupations
Title — Year Elected	During Past Five Years
Amy J. Lee	Current: Senior Vice President & Secretary, Security Investors,
(06-05-61)	LLC; Secretary & Chief Compliance Officer, Security Distributors,
Vice President — 2007	Inc.; Vice President, Associate General Counsel & Assistant
Secretary — 1987	Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation; Associate General Counsel, First Security
Benefit Life Insurance and Annuity of New York; Vice President &
Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex
Dynamic Funds, and Rydex Variable Trust; Vice President &
Secretary, Rydex Holdings, LLC Secretary, Advisor Research
Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors,
LLC and Rydex Fund Services, LLC; and Assistant Secretary,
Security Benefit Clinic and Hospital
Senior Vice President & Secretary, Security Global Investors, LLC
(2007-2011); Senior Vice President & Secretary, Rydex Advisors,
LLC and Rydex Advisors II, LLC (2010); and Director, Brecek &
Young Advisors, Inc. (2004-2008)

Mark A. Mitchell	Current: Portfolio Manager, Security Investors, LLC
(08-24-64)	Vice President and Portfolio Manager, Security Benefit Life
Vice President — 2003	Insurance Company (2003-2010)

Joseph C. O’Connor	Current: Portfolio Manager, Security Investors, LLC.
(07-15-60)	Managing Director, Nationwide Separate Accounts LLC.
Vice President — 2008	(2003-2008)

Daniel W. Portanova	Current: Portfolio Manager, Security Investors, LLC.
(10-02-60)	Managing Director, Nationwide Separate Accounts LLC.
Vice President — 2008	(2003-2008)

James P. Schier	Current: Senior Portfolio Manager, Security Investors, LLC
(12-28-57)	Vice President & Senior Portfolio Manager, Security Benefit Life
Vice President — 1998	Insurance Company (1998-2010)

David G. Toussaint	Current: Portfolio Manager, Security Investors, LLC.
(10-10-66)	Assistant Vice President and Portfolio Manager, Security Benefit
Vice President — 2005	Life Insurance Company. (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
the RYDEX|SGI sbl fund annual report | 147

OTHER INFORMATION (Unaudited)
Each of the Rydex|SGI Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The portfolio holdings of each of the Rydex|SGI Funds are available on their website, www.securitybenefit.com or by calling 1.800.888.2461.
A description of the policies and procedures that the Rydex|SGI Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Rydex|SGI Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2010 is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.
The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1.800.888.2461.
148 | the RYDEX|SGI sbl fund annual report

RYDEX|SGI PRIVACY POLICIES
Rydex Funds, Rydex|SGI Funds, Rydex Investments, Rydex Distributors, LLC, Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Rydex”)
Our Commitment to You
When you become a Rydex|SGI investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Rydex|SGI client.
The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex|SGI account application or when you request a transaction that involves Rydex and Rydex|SGI funds or one of the Rydex|SGI affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).
How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex|SGI. For example, if you ask to transfer assets from another financial institution to Rydex|SGI, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex|SGI investment products and services, we may share your information within the Rydex|SGI family of affiliated companies. This would include, for example, sharing your information within Rydex|SGI so we can make you aware of new Rydex and Rydex|SGI funds or the services offered through another Rydex|SGI affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.
Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.
How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex|SGI web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex|SGI web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.
How We Safeguard Your Personal Information
We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
We’ll Keep You Informed
As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.
the RYDEX|SGI sbl fund annual report | 149

One Security Benefit Place
Topeka, Kansas 66636-0001
securitybenefit.com
Rydex Distributors, LLC
460425800

Item 2.	Code of Ethics.
The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that Maynard Oliverius, an “independent” Directors serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.
(a)-(d) The aggregate Audit Fees billed by the Registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2010 and December 31, 2009 were $304,673 and $309,850, respectively. The aggregate Audit Related Fees by the Registrant’s principal accountant billed for the fiscal years ended December 31, 2010 and December 31, 2009 were $4,466 and $6,250, respectively. The aggregate Tax Fees billed by the Registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2010 and December 31, 2009 were $46,452 and $64,500, respectively.
(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, Penny Lumpkin, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $0 and $0, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.
(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies
Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.
     (a) Based on their evaluation on March 10, 2011, the President (principal executive officer) and the Treasurer (principal financial officer) of the SBL Fund (the “Registrant”) believe that there were no significant deficiencies in the design or operation of the internal controls of the Registrant or Security Investors, LLC, d/b/a Security Global Investors (“SGI” or the

“Advisor”), the investment advisor and manager of the Registrant, or Rydex Distributors, LLC (“RD”), which acts as distributor for the Registrant, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) which would have adversely affected the ability of the Registrant or SGI on behalf of the Registrant, to record, process, summarize, and report the subject matter contained in this Report.
There was no fraud, whether or not material, involving officers or employees of SGI, RD or the Registrant who have a significant role in the Registrant’s internal controls, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that has come to the attention of the Advisor or the officers of the Registrant, including its President and Treasurer.
(b) There were no significant changes in the Registrant’s or SGI’s internal controls over financial reporting, (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.
(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SBL Fund

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date March 10, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date March 10, 2011

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date March 10, 2011

*	Print the name and title of each signing officer under his or her signature.